                                                                EXHIBIT 17(b)(5)





--------------------------------------------------------------------------------

                                Information for:


                 Special Committee of the Board of Directors of



                                 UNITED - FOODS



                                January 20, 1999


                               J.C. BRADFORD & CO.

                               330 Commerce Street
                               Nashville, TN 37201
                                  (800)522-4750

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

     UNITED FOODS VALUATION

        I.  TRANSACTION OVERVIEW

       II.  SUMMARY OF ANALYSIS

      III.  COMPARABLE COMPANY ANALYSIS

       IV.  COMPARABLE TRANSACTION ANALYSIS

        V.  DISCOUNTED CASH FLOW ANALYSIS

       VI.  PREMIUM ANALYSIS

      VII.  STOCK PRICE ANALYSIS

     VIII.  TRADING AND EQUITY ANALYSIS

       IX.  LIQUIDATION ANALYSIS

Transaction Overview
--------------------------------------------------------------------------------

  -  Going Private Transaction - Led by CEO/Chairman Jim Tankersley

  - Tankersley Group (Including Jim Tankersley, his wife and his children) to Acquire the Remaining Shares of the Company

  -  $3.50 per Share (16% Increase Over Initial Offer of $3.00 per Share)

  -  Tankersley Group Acquiring Approximately 4.3 million shares

  -  Appraisal Rights - Up to 250,000 Shares

  -  Cleansing Vote - All Shareholders Not Part of Tankersley Group

  -  Financing Contingency

  -  Deal Contingent Upon No Material Adverse Change in the Business

  - Company Pays Transaction Expenses if Deal Does Not Close Unless Tankersley Group Backs Out for Reasons Unrelated to Financing and Material Adverse Changes

Transaction Overview
--------------------------------------------------------------------------------

       TRANSACTION MULTIPLES:



                                                          United Foods Valuation
       Purchase Price for United Foods Equity                      $    3.50

       Fully Diluted Shares Outstanding                                6,810

       Total Equity Consideration                                  $  23,835
                                                                   ---------

       Plus:  Net Debt as of 11/30/98                              $  43,354

       Total Enterprise Valuation                                  $  67,189
                                                                   =========

                                                             Multiple of UF
                              11/30/98                   Total Enterprise Value
                              --------                   ----------------------
       Revenue                $ 205,575                                  0.3x

       EBITDA                 $  13,258                                  5.1x

                                                            Multiple of UF
                                                     Total Equity Consideration
                                                     --------------------------
       LTM EPS                $    0.17                                 20.6x

       1998 Est. Cal. EPS          0.10                                 34.5x

       1999 Est. Cal. EPS          0.11                                 31.8x



Transaction Overview - Origin of Transaction
--------------------------------------------------------------------------------


SEPTEMBER 16, 1998

The chairman and chief executive officer of United Foods, Inc., James I. Tankersley, and his family announced that they were going to acquire the remaining shares of the Company's common stock that are not already owned by Mr. Tankersley, his wife or his children (The Tankersley Group) for $3.00 per share.

On receiving the proposal, the Board of Directors of the Company appointed two outside directors, John Wilder and Joe Geary, to a Special Committee. The Board charged the committee with evaluating whether the proposal is in the best interests of the Company and its shareholders other than the Tankersley Group. The Special Committee employed J.C. Bradford to assist in evaluation of the fairness of the proposed transaction.

Transaction Overview - Process and Development
--------------------------------------------------------------------------------



       DATE        LOCATION                                     ATTENDEES                   PURPOSE
       ---------------------------------------------------------------------------------------------------------------------------

        9/25/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Special Committee hires J.C. Bradford
                                                                Doramus, Trauger, & Ney     & Co. to render fairness opinion.
                                                                J.C. Bradford & Co.

        9/29/98    United Foods, Inc. - Bells, TN               Jim Tankersley              Due diligence with Company management
                                                                United Foods, Inc.
                                                                J.C. Bradford & Co.

        10/2/98    J.C. Bradford & Co. - Nashville, TN          United Foods, Inc.          Due diligence with Company management
                                                                Doramus, Trauger, & Ney
                                                                J.C. Bradford & Co.

        10/5/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Presentation of initial findings,
                                                                Doramus, Trauger, & Ney     preliminary valuation
                                                                J.C. Bradford & Co.

       10/14/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Special Committee authorizes
                                                                Doramus, Trauger, & Ney     J.C. Bradford & Co. to negotiate for
                                                                J.C. Bradford & Co.         higher price for minority shareholders.

       10/20/98    United Foods, Inc. - Bells, TN               Jim Tankersley              Negotiation Meeting I
                                                                Doramus, Trauger, & Ney
                                                                J.C. Bradford & Co.

       10/27/98    J.C. Bradford & Co. - Nashville, TN          Jim Tankersley              Negotiation Meeting II
                                                                Doramus, Trauger, & Ney
                                                                J.C. Bradford & Co.

        11/3/98    J.C. Bradford & Co. - Nashville, TN          Jim Tankersley              Negotiation Meeting III
                                                                Doramus, Trauger, & Ney
                                                                J.C. Bradford & Co.

       11/18/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Presentation of negotiations
                                                                Doramus, Trauger, & Ney
                                                                J.C. Bradford & Co.

        12/8/98    J.C. Bradford & Co. - Nashville, TN          Special Committee           Update of negotiations
                                                                Doramus, Trauger, & Ney
                                                                J.C. Bradford & Co.

       12/15/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Special Committee authorizes deal @
                                                                Doramus, Trauger, & Ney     $3.50 per share, with cleansing vote,
                                                                J.C. Bradford & Co.         appraisal rights and other
                                                                                            contingencies.

       12/21/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           J.C. Bradford & Co. updates analysis
                                                                Doramus, Trauger, & Ney
                                                                J.C. Bradford & Co.

Transaction Overview - Process and Development
--------------------------------------------------------------------------------


  PRICE NEGOTIATIONS

  On three separate occasions, J.C. Bradford & Co and the Counsel for the Special Committee met with Tankersley Group to negotiate the offer price up from $3.00 per share.

  J.C. Bradford & Co. presented its findings to the Tankersley Group and argued that based upon its analysis a higher price was in order.

  The Tankersley Group proposed that the Special Committee and its representatives present a price that would be fair from a financial point of view.

  The Special Committee and J.C. Bradford & Co. initially proposed $3.85 per share. In subsequent negotiations, the Tankersley Group and the Special Committee agreed to $3.50 per share (a 16% premium to original offer).


  NEGOTIATION OF OTHER TERMS

  Original deal did not specifically state other terms and conditions.

  J.C. Bradford & Special Committee proposed a cleansing vote that would not include members of the Tankersley family and appraisal rights.

  The final terms include a cleansing vote that includes all minority shareholders and appraisal rights limited to 250,000 shares.

Transaction Overview - Reasons for Transaction
--------------------------------------------------------------------------------

- Overcapacity, consolidation of competitors and customers , slotting pressures and the prominence of farmer cooperatives have created severe margin and market share pressures in the industry. These circumstances prevent public investors from placing an attractive multiple on the Company's earnings. With inadequate return on investment for a public company, and with little prospect for better stock prices, the Company knows of only one other public company still primarily in the frozen vegetable packaging business (i.e., Hanover Foods).

- There is no liquidity for shares of the Company's common stock. Sale of any significant number of shares has the effect of driving the price down even further. Therefore, a "non-market" transaction would be best for the public shareholders.

Transaction Overview - Reasons for Transaction
--------------------------------------------------------------------------------

- The Company has no current need for additional equity funds in order to continue its operations. Therefore, it derives no advantage from remaining a public company in terms of access to capital.

- There is a cost to the Company of remaining registered and reporting under the Securities Exchange Act of 1934, which cost would be avoided were the Company to go private.

- The Jim Tankersley Family does not wish to cause the Company to be sold to or merged with an entity not controlled by them, and would not vote in favor of such a transaction. Moreover, the Jim Tankersley Family believes that the Merger Price is fair, from a financial point of view, to all of the shareholders of the Company (other than the Jim Tankersley Family).

Transaction Overview - Projections
--------------------------------------------------------------------------------

  UNITED FOODS, INC. -- Projection Model (0% Growth)
  Projected Income Statements


  (Numbers in Thousands)
  (Fiscal Year Ended February)              HISTORICAL                                   PROJECTED
  1/19/99  12:04 PM                            1999           2000          2001           2002            2003          2004
                                            ----------      --------      --------       ---------      ---------     ---------

  Revenues                                  $ 209,107      $ 209,107      $ 209,107      $ 209,107      $ 209,107     $ 209,107
  Cost of sales                               169,667        169,667        169,667        169,667        169,667       169,667
                                            ---------      ---------      ---------      ---------      ---------     ---------
  Gross profit                                 39,440         39,440         39,440         39,440         39,440        39,440

  General and administrative, net dep.         10,387         10,387         10,387         10,387         10,387        10,387
  Direct selling expenses                      16,704         16,704         16,704         16,704         16,704        16,704
                                            ---------      ---------      ---------      ---------      ---------     ---------
  Total operating expenses                     27,091         27,091         27,091         27,091         27,091        27,091

  EBITDA                                       12,349         12,349         12,349         12,349         12,349        12,349

  Depreciation                                  7,004          7,004          7,004          7,004          7,004         7,004
                                            ---------      ---------      ---------      ---------      ---------     ---------
  Total depreciation & amortization             7,004          7,004          7,004          7,004          7,004         7,004

  Total operating income                        5,345          5,345          5,345          5,345          5,345         5,345

  Interest expense                              4,130          4,299          4,105          3,964          3,887         3,813
  Interest (income)                                --             --             --             --             --            --
  Minority interest expense (income)               --             --             --             --             --            --
  Other expense                                    10             10             10             10             10            10
  Other (income)                                  (15)            --             --             --             --            --
                                            ---------      ---------      ---------      ---------      ---------     ---------
  Other expenses (income)                       4,125          4,309          4,115          3,974          3,897         3,823

  Pre-tax income                                1,220          1,036          1,230          1,371          1,448         1,522
  Provision for income taxes                      469            394            467            521            550           578
                                            ---------      ---------      ---------      ---------      ---------     ---------
  Net income                                $     751      $     642      $     762      $     850      $     898     $     943
                                            =========      =========      =========      =========      =========     =========

Summary of Analysis - Strengths of $3.50 Offer
--------------------------------------------------------------------------------


  - Poor industry dynamics imply little future growth and increasing competition

  -  40% premium to stock price the day before the announcement

  - Comparable company earnings multiples imply valuation significantly below $3.50 (offer represents over 34x 1998 Calendar EPS), especially with regard to the most comparable company.

  -  DCF under reasonable assumptions yields a price range of $1.80 to $2.75

  -  Due to Tankersley control, no possibility of other buyers

  - Only 25-30% of days during 1998 when the stock traded did the price reach $3.50

  - Company completed a $2.50/share tender offer in July 1997 for 4.0 million aggregate Class A & B Shares (original offer was for 2.0 million shares)

Summary of Analysis - Weaknesses of $3.50 Offer
--------------------------------------------------------------------------------


  -  Offer is roughly half of book value

  - Enterprise Value/ LTM EBITDA is 5.1x, which, except for Hanover Foods, is below average of comparable group.

  -  Comparable transaction analysis yields valuations above $3.50 per share

Summary of Analysis - Comparable Company Analysis
--------------------------------------------------------------------------------


  Comparable company analysis examines the consideration to be paid for United Foods compared to market valuations of publicly held food distribution companies.



                                      ADJUSTED AVERAGE
                                     COMPARABLE COMPANY   TRANSACTION   % PREMIUM/
               MULTIPLE BASIS             MULTIPLE          MULTIPLE    (DISCOUNT)
               -------------------------------------------------------------------

               LTM Earnings                 18.3x            20.6x         12.5%

               1998 Earnings Multiple       18.2x            34.5x         89.6%

               1999 Earnings Multiple       14.7x            31.8x        117.0%

               LTM EBITDA                    8.3x             5.1x        (38.9%)

               Book Value                    2.1x             0.5x        (75.0%)


  Financial and operating data were reviewed in connection with this analysis for the following companies in the food distribution industry:


      Chiquita Brands Intl.   Michael Foods, Inc.          Sylvan, Inc.
      Dean Foods Co.          Performance Food Group Co.   Tyson Foods, Inc.
      Fresh America Corp.     Seneca Foods Corp.           Vlasic Foods International
      Hanover Foods Corp.     Smithfield Companies, Inc.
      Mccormick & Co.         Smucker (Jm) Co.


Summary of Analysis - Comparable Transaction Analysis
--------------------------------------------------------------------------------


  Comparable transaction analysis examines the consideration to be paid for United Foods, Inc. compared to multiples at which food distribution companies have been acquired.


                                     AVERAGE
                                    COMPARABLE
                                   TRANSACTION     TRANSACTION    % PREMIUM/
       MULTIPLE BASIS                MULTIPLE        MULTIPLE     (DISCOUNT)
       -----------------------     ------------    ------------  ------------
       Book Value Multiple              3.6x           0.5x         (85.5%)

       LTM Net Income Multiple         23.9x          20.6x         (13.7%)

       LTM EBITDA Multiple             12.4x           5.1x         (59.2%)


Summary of Analysis - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------


  Discounted cash flow analysis examines the cash flows of United Foods, Inc. for the next five years.

  The following chart compares the results of this methodology to the price per share being paid in the transaction:

                               UNITED FOODS, INC.
                   SUMMARY OF DISCOUNTED CASH FLOW METHODOLOGY


      --------------------------------------------------------------------------------------------------------------------

      CAPITAL EXPENDITURES - 100% of Management's Projections
                                                          Implied Current Equity Valuation                     Premium/
                                                         ----------------------------------    Acquisition   (Discount) to
                                                           Minimum    Maximum      Average        Price       the Average
                                                           -------    -------      -------        -----       -----------

      Cash Flow EBITDA Exit Multiple Method
      -------------------------------------------------
      Discount Range 8% and 10%
      Multiple Range 5.0x - 7.0x

      Current Per Share Value - 0% Growth Case(1)         $ (0.05)    $  4.12     $  1.98       $  3.50         77.2%

      Current Per Share Value - 2.5% Growth Case(1)       $  0.44     $  5.00     $  2.65       $  3.50         32.0%

      --------------------------------------------------------------------------------------------------------------------


      (1) Based on 6,809,929 shares outstanding.

Summary of Analysis - Premiums Analysis
--------------------------------------------------------------------------------

  Premiums analysis. The premium paid to United Food's current and recent trading prices compares favorably to premiums paid in similar public cash transactions.


          -----------------------------------------------------------------------------
            PREMIUMS PAID %                                                 PREMIUM/
            ---------------                                  TRANSACTION   (DISCOUNT)
                                                1996 - 1998    PREMIUM     TO AVERAGE
                                                -----------    -------     ----------
            PURCHASE FOR CASH

                                1 Week Prior       36.8%       30.2%         (6.6%)
                                1 Month Prior      43.0%       33.3%         (9.7%)
          ----------------------------------------------------------------------------

            Source:  Securities Data Company
            (1) Premium period is relative to the close on the day of announcement.


Comparable Company Analysis
--------------------------------------------------------------------------------
                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
                       Overall Adjusted Average Multiples


                                                                  (In thousands)

    Price to Trailing Earnings Multiple Basis:                       Price to Calendar 1998 Earnings Multiple Basis:
LTM earnings ended            11/30/98     $  1,332           Estimated earnings ended      12/31/98    $    843

Adjusted Average Multiple                     18.29 x         Adjusted Average Multiple                    18.18 x
                                           --------                                                     --------
Valuation                                  $ 24,367           Valuation                                 $ 15,335
                                           --------                                                     --------
Valuation per Share (1)                    $   3.58           Valuation per Share (1)                   $   2.25
                                           --------                                                     --------




  Price to Calendar 1999 Earnings Multiple Basis:(2)

Estimated earnings ended      12/31/99     $     752

Adjusted Average Multiple                      14.66 x
                                           ---------
Valuation                                  $  11,026
                                           ---------
Valuation per Share (1)                    $    1.62
                                           ---------


             LTM EBITDA Multiple Basis:                               Equity to Book Value Multiple Basis:
LTM EBITDA ended              11/30/98     $  13,258          Estimated book value          11/30/98    $ 46,179

Adjusted Average Multiple                       8.30 x        Adjusted Average Multiple                     2.07 x
                                           ---------                                                    --------
                                             110,045          Valuation                                 $ 95,521
                                                                                                        --------
Less total debt, net of cash  11/30/98        43,354          Valuation per Share (1)                   $  14.03
                                           ---------                                                    --------
Valuation                                  $  66,691
                                           ---------
Valuation per Share (1)                    $    9.79
                                           ---------


(1) Based on 6.8 million shares outstanding.
(2) Based on 0% growth, base case projection.

--------------------------------------------------------------------------------
At an offer price of $3.50, United Foods is valued above all comparable companies as a multiple of Calendar 1998 EPS and Calendar 1999 EPS.
--------------------------------------------------------------------------------

Comparable Company Analysis
--------------------------------------------------------------------------------

                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
                             Hanover Foods Multiples


                                                                  (In thousands)


        Price to Trailing Earnings Multiple Basis:                       LTM EBITDA Multiple Basis:
LTM earnings ended                11/30/98      $  1,332        LTM EBITDA ended                      11/30/98    $  13,258

Hanover Foods Multiple                              4.69 x      Hanover Foods Multiple                                 3.80 x
                                                --------                                                          ---------
Valuation                                       $  6,240                                                             50,324
                                                --------
Valuation per Share (1)                         $   0.92        Less total debt, net of cash on       11/30/98       43,354
                                                --------                                                          ---------
                                                                Valuation                                         $   6,970
                                                                                                                  ---------
                                                                Valuation per Share (1)                           $    1.02
                                                                                                                  ---------

                    Book Value Multiple Basis:
Book Value as of                  11/30/98      $ 46,179

Hanover Foods Multiple                              0.71 x

Less total debt net of cash on    11/30/98        43,354
                                                --------
Valuation                                       $ 32,858
                                                --------
                                                 (10,496)
Valuation per Share (1)                         $  (1.54)
                                                --------



(1) Based on 6.8 million shares outstanding.

Comparable Company Analysis
--------------------------------------------------------------------------------
                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
            Overall Adjusted Average Multiples - $500 of Cost Savings


                                                                  (In thousands)

           Price to Trailing Earnings Multiple Basis:                       Price to Calendar 1998 Earnings Multiple Basis:
  LTM earnings ended             11/30/98      $  1,332           Estimated earnings ended              12/31/98     $    843

  Plus: Cost Savings of $500 (Taxed at 39%)         305           Plus: Cost Savings of $500 (Taxed at 39%)               305

  Adjusted Earnings                               1,637           Adjusted Earnings                                     1,148

  Adjusted Average Multiple                       18.29 x         Adjusted Average Multiple                             18.18 x
                                               --------                                                              --------
  Valuation                                    $ 29,946           Valuation                                          $ 20,881
                                               --------                                                              --------
  Valuation per Share (1)                      $   4.40           Valuation per Share (1)                            $   3.07
                                               --------                                                              --------




      Price to Calendar 1999 Earnings Multiple Basis:(2)
  Estimated earnings ended       12/31/99      $    752

  Plus: Cost Savings of $500 (Taxed at 39%)         305

  Adjusted Earnings                               1,057

  Adjusted Average Multiple                       14.66 x
                                               --------
  Valuation                                    $ 15,498
                                               --------
  Valuation per Share (1)                      $   2.28
                                               --------


                 LTM EBITDA Multiple Basis:                                 Equity to Book Value Multiple Basis:
   LTM EBITDA ended              11/30/98      $ 13,258           Estimated book value                  11/30/98     $ 46,179

   Plus: Cost Savings of $500                       500           Adjusted Average Multiple                              2.07 x
                                                                                                                     --------
   Adjusted EBITDA                               13,758           Valuation                                          $ 95,521
                                                                                                                     --------
   Adjusted Average Multiple                       8.30 x         Valuation per Share (1)                            $  14.03
                                              ---------                                                              --------
                                                114,195

   Less total debt, net of cash  11/30/98        43,354
                                               --------
   Valuation                                   $ 70,841
                                               --------
   Valuation per Share (1)                     $  10.40
                                               --------


   (1) Based on 6.8 million shares outstanding.
   (2) Based on 0% growth, base case projection.

--------------------------------------------------------------------------------
At an offer price of $3.50, United Foods is valued above all comparable companies as a multiple of Calendar 1998 EPS and Calendar 1999 EPS even with an addback of $500,000 for cost savings.
--------------------------------------------------------------------------------

Comparable Company Analysis
--------------------------------------------------------------------------------

                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
                 Hanover Foods Multiples - $500 of Cost Savings

                                                                  (In thousands)

       Price to Trailing Earnings Multiple Basis:                              LTM EBITDA Multiple Basis:
LTM earnings ended                11/30/98       $  1,332        LTM EBITDA ended                        11/30/98      $  13,258

Plus: Cost Savings of $500 (Taxed at 39%)             305        Plus: Cost Savings of $500                                  500

Adjusted Earnings                                   1,637        Adjusted Earnings                                        13,758

Hanover Foods Multiple                               4.69 x      Hanover Foods Multiple                                     3.80 x
                                                 --------                                                              ---------
Valuation                                        $  7,669                                                                 52,222
                                                 --------
Valuation per Share (1)                          $   1.13        Less total debt, net of cash on         11/30/98         43,354
                                                 --------                                                              ---------
                                                                 Valuation                                             $   8,868
                                                                                                                       ---------
                                                                 Valuation per Share (1)                               $    1.30
                                                                                                                       ---------



                    Book Value Multiple Basis:
Book Value as of                  11/30/98       $ 46,179

Hanover Foods Multiple                               0.71
                                                 --------
                                                 $ 32,858 x

Less total debt, net of cash on   11/30/98         43,354

Valuation                                        $(10,496)
                                                ---------
Valuation per Share (1)                          $  (1.54)
                                                ---------


(1) Based on 6.8 million shares outstanding.

Comparable Company Analysis
--------------------------------------------------------------------------------
                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
            Overall Adjusted Average Multiples - $750 of Cost Savings

                                                                  (In thousands)


           Price to Trailing Earnings Multiple Basis:                        Price to Calendar 1998 Earnings Multiple Basis:
   LTM earnings ended              11/30/98       $  1,332           Estimated earnings ended                12/31/98    $   843

   Plus: Cost Savings of $750 (Taxed at 39%)           458           Plus: Cost Savings of $750 (Taxed at 39%)               458

   Adjusted Earnings                                 1,790           Adjusted Earnings                                     1,301

   Adjusted Average Multiple                         18.29 x         Adjusted Average Multiple                             18.18 x
                                                  --------                                                              --------
   Valuation                                      $ 32,736           Valuation                                          $ 23,654
                                                  --------                                                              --------
   Valuation per Share (1)                        $   4.81           Valuation per Share (1)                            $   3.47
                                                  --------                                                              --------



        Price to Calendar 1999 Earnings Multiple Basis:(2)
   Estimated earnings ended        12/31/99       $    752

   Plus: Cost Savings of $750 (Taxed at 39%)           458

   Adjusted Earnings                                 1,210

   Adjusted Average Multiple                         14.66 x
                                                  --------
   Valuation                                      $ 17,734
                                                  --------
   Valuation per Share (1)                        $   2.60
                                                  --------


                LTM EBITDA Multiple Basis:                                     Equity to Book Value Multiple Basis:
   LTM EBITDA ended                11/30/98       $ 13,258           Estimated book value                    11/30/98   $ 46,179

   Plus: Cost Savings of $750                          750           Adjusted Average Multiple                              2.07 x
                                                                                                                        --------
   Adjusted EBITDA                                  14,008           Valuation                                          $ 95,521
                                                                                                                        --------
   Adjusted Average Multiple                          8.30 x         Valuation per Share (1)                            $  14.03
                                                  --------                                                              --------
                                                   116,270

   Less total debt, net of cash    11/30/98         43,354
                                                  --------
   Valuation                                      $ 72,916
                                                  --------
   Valuation per Share (1)                        $  10.71
                                                  --------

   (1) Based on 6.8 million shares outstanding.
   (2) Based on 0% growth, base case projection.

--------------------------------------------------------------------------------
At an offer price of $3.50, United Foods is valued above all comparable companies as a multiple of Calendar 1998 EPS and Calendar 1999 EPS even with an addback of $750,000 for cost savings.
--------------------------------------------------------------------------------

 Comparable Company Analysis
--------------------------------------------------------------------------------

                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
                 Hanover Foods Multiples - $750 of Cost Savings

                                                                                  (In thousands)
       Price to Trailing Earnings Multiple Basis:                            LTM EBITDA Multiple Basis:
LTM earnings ended               11/30/98     $  1,332        LTM EBITDA ended                  11/30/98    $  13,258

Plus: Cost Savings of $750 (Taxed at 39%)          458        Plus: Cost Savings of $750                          750

Adjusted Earnings                                1,790        Adjusted Earnings                                14,008

Hanover Foods Multiple                            4.69 x      Hanover Foods Multiple                             3.80 x
                                              --------                                                      ---------
Valuation                                     $  8,384                                                         53,171
                                              --------
Valuation per Share (1)                       $   1.23        Less total debt, net of cash on   11/30/98       43,354
                                              --------                                                       --------
                                                              Valuation                                      $  9,817
                                                                                                             --------
                                                              Valuation per Share (1)                        $   1.44
                                                                                                             --------

           Book Value Multiple Basis:
Book Value as of                 11/30/98     $ 46,179

Hanover Foods Multiple                            0.71

Less total debt, net of cash on 11/30/98      $ 43,354
                                              --------
Valuation                                     $(10,496)
                                              --------
Valuation per Share (1)                       $  (1.54)
                                              --------



 (1) Based on 6.8 million shares outstanding.

Comparable Company Analysis
--------------------------------------------------------------------------------

                           FOOD DISTRIBUTION INDUSTRY
                       Comparable Company Market Multiples


                                                                                           5-Year
                                          LTM       LTM      Cal. 1998     Cal. 1999     Projected         52 Week
Company                      Ticker       End       EPS      Est. EPS     Est. EPS(1)   Growth Rate      High    Low
-------                      ------       ---       ---      --------     -----------   -----------      ----    ---
United Foods                 UFD.A       Nov 98     0.17        0.10         0.11           NA           4.00    2.25

Chiquita Brands Intl.        CQB         Sep 98   ($0.06)      $0.62        $1.02        10.0%         $14.69   $9.31
Dean Foods Co.               DF          Nov 98     2.55        2.50         2.77        13.8%          60.69   37.94
Fresh America Corp.          FRES        Sep 98     1.06        1.33         1.89        22.5%          24.25    9.50
Hanover Foods Corp.          3HNFSA      Nov 98    12.70          NA           NA           NA         100.00   43.50
Mccormick & Co.              MCCRK       Aug 98     1.38        1.44         1.61        10.0%          36.44   27.06
Michael Foods, Inc.          MIKL (2)    Sep 98     1.78        1.83         2.05        14.5%          31.13   20.25
Performance Food Group Co.   PFGC        Sep 98     1.15        1.23         1.47        18.8%          29.13   15.63
Seneca Foods Corp.           SENEB       Sep 98    (1.33)         NA           NA           NA          17.25   11.25
Smithfield Companies, Inc.   HAMS        Sep 98     0.56          NA           NA           NA           8.63    5.38
Smucker (Jm) Co.             SJM.A       Oct 98     1.28        1.28         1.36           NA          28.19   20.63
Sylvan, Inc.                 SYLN        Sep 98     1.03        1.05         1.30        15.0%          18.75   11.75
Tyson Foods, Inc.            TSN         Sep 98     0.79        0.89         1.28        14.7%          26.00   16.31
Vlasic Foods International   VL          Oct 98     0.44        0.78         1.19        12.0%          27.00   13.69


                                            Based on closing stock price as of      1/15/99
                                            -----------------------------------------------
                                                                     Price/         Price/     Cal. 1998     Cal. 1999
                                              Price      Price/     Cal. 1998     Cal. 1999       PE/           PE/
Company                      Ticker         per Share   LTM EPS     Est. EPS      Est. EPS    Growth Rate   Growth Rate
-------                      ------         ---------   -------     --------      --------    -----------   -----------
United Foods                 UFD.A             3.50      20.6 x       34.5 x        31.8 x          NM           NM

Chiquita Brands Intl.        CQB             $10.06        NM         16.2           9.9        162.3%        98.7%
Dean Foods Co.               DF               39.25      15.4         15.7          14.2        113.8%       102.7%
Fresh America Corp.          FRES             17.50      16.5         13.2           9.3         58.5%        41.2%
Hanover Foods Corp.          3HNFSA           59.50       4.7           NA            NA            NM           NM
Mccormick & Co.              MCCRK            31.63      22.9         21.9          19.6        219.0%       196.3%
Michael Foods, Inc.          MIKL (2)         23.59      13.3         12.9          11.5         88.9%        79.4%
Performance Food Group Co.   PFGC             28.25      24.6         23.0          19.3        122.2%       102.4%
Seneca Foods Corp.           SENEB            12.00        NM           NA            NA            NM           NM
Smithfield Companies, Inc.   HAMS              7.50      13.4           NA            NA            NM           NM
Smucker (Jm) Co.             SJM.A            25.06      19.6         19.6          18.4            NM           NM
Sylvan, Inc.                 SYLN             14.13      13.7         13.5          10.9         89.7%        72.4%
Tyson Foods, Inc.            TSN              20.00      25.3         22.5          15.6        152.9%       106.1%
Vlasic Foods International   VL               21.06      47.9         27.1          17.7        225.5%       147.2%


                             Median:                     16.5 x       17.9 x        14.9 x      122.2%       102.4%

                             Average:                    19.7         18.5          14.6        137.0%       105.1%

                             Adjusted Average
                             (excludes high and low):    18.3         18.2          14.7        135.5%       101.3%



(1) When calendar 1999 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.
(2) MIKL LTM EPS excludes $0.11/sh losses from extraordinary items.

Comparable Company Analysis
--------------------------------------------------------------------------------

                           FOOD DISTRIBUTION INDUSTRY
               Comparable Company Market Capitalization Multiples

                                                                                                    (In thousands)
                                                                                          Total          Total
                                               1/15/99     Number of       Total          Debt,          Market          Book
Company                         Ticker          Price       Shares        Equity       Net of Cash      Capital          Value
-------                         ------          -----       ------        ------       -----------      -------          -----
United Foods                    UFD.A            3.50        6,810         23,835         43,354          67,189         46,179

Chiquita Brands Intl.           CQB            $10.06       65,418     $  658,103      1,018,733      $1,676,836        903,254
Dean Foods Co.                  DF    (1)       39.25       40,300      1,581,767        465,206       2,046,973        741,698
Fresh America Corp.             FRES            17.50        5,322         93,128         28,696         121,824         46,712
Hanover Foods Corp.             3HNFSA          59.50          717         42,648         48,446          91,094         59,938
Mccormick & Co.                 MCCRK           31.63       73,404      2,321,402        503,410       2,824,811        360,637
Michael Foods, Inc.             MIKL  (2)       23.59       21,210        500,420        159,876         660,296        237,705
Performance Food Group Co.      PFGC            28.25       12,581        355,415         68,509         423,924        146,964
Seneca Foods Corp.              SENEB           12.00        5,985         71,814        253,292         325,106        136,852
Smithfield Companies, Inc.      HAMS             7.50        2,343         17,573         (6,038)         11,535         15,095
Smucker (Jm) Co.                SJM.A (3)       25.06       29,121        729,835         (5,129)        724,706        310,840
Sylvan, Inc.                    SYLN            14.13        6,392         90,293         28,875         119,168         49,694
Tyson Foods, Inc.               TSN             20.00      240,500      4,810,000      2,082,400       6,892,400      1,970,400
Vlasic Foods International      VL              21.06       45,498        958,303        591,909       1,550,212        114,955


                                                                                   Market      Equity/
                                                   LTM             LTM              Cap./       Book
Company                         Ticker             EBIT           EBITDA           EBITDA       Value
-------                         ------             ----           ------           ------       -----
United Foods                    UFD.A              5,443           13,258            5.1 x       0.52 x

Chiquita Brands Intl.           CQB               $4,703         $221,465            7.6         0.73
Dean Foods Co.                  DF    (1)          3,142          248,153            8.2         2.13
Fresh America Corp.             FRES                 908           13,248            9.2         1.99
Hanover Foods Corp.             3HNFSA                 0           23,999            3.8         0.71
Mccormick & Co.                 MCCRK              3,662          242,604           11.6         6.44
Michael Foods, Inc.             MIKL  (2)         12,750          107,638            6.1         2.11
Performance Food Group Co.      PFGC               1,988           36,818           11.5         2.42
Seneca Foods Corp.              SENEB                 (4)          42,758            7.6         0.52
Smithfield Companies, Inc.      HAMS                   4            2,121            5.4         1.16
Smucker (Jm) Co.                SJM.A (3)            683           78,908            9.2         2.35
Sylvan, Inc.                    SYLN                 872           17,213            6.9         1.82
Tyson Foods, Inc.               TSN              (20,500)         622,200           11.1         2.44
Vlasic Foods International      VL               (25,827)         104,665           14.8         8.34

                                Median:                                              8.2 x       2.11 x

                                Average:                                             8.7         2.55

                                Adjusted Average (excludes high and low):            8.3         2.07


Comparable Company Analysis
--------------------------------------------------------------------------------


    United Foods, Inc. grows, processes, markets and distributes food products.
       The Company's products include frozen asparagus, black-eyed peas, broccoli, Brussel sprouts, carrots, cauliflower, corn, green beans, green peas, green peppers, lima beans, various vegetable mixes and other vegetables. United's products are sold to large national grocery chains and independent food stores.

                               United Foods, Inc.
             Daily Price & Volume Trading Statistics Since 12/31/97




UNITED FOODS, INC. - CLASS A                      UNITED FOODS, INC. - CLASS B
            CHART                                             CHART

Comparable Company Analysis
--------------------------------------------------------------------------------
                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97




       CHIQUITA BRANDS INTL                             DEAN FOODS CO.
              CHART                                         CHART




       FRESH AMERICA CORP.                           HANOVER FOODS CORP./PA
              CHART                                         CHART

Comparable Company Analysis
--------------------------------------------------------------------------------
                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97






          MCCORMICK & CO.                           MICHAEL FOODS, INC
              CHART                                       CHART





      PERFORMANCE FOOD GROUP CO.                  SENECA FOODS CORP. -CI B
              CHART                                       CHART

Comparable Company Analysis
--------------------------------------------------------------------------------
                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97





       SMITHFIELD COMPANIES, INC.                 SMUCKER (JM) CO. -CI A
                 CHART                                    CHART





              SYLVAN, INC.                       TYSON FOODS, INC. -CI A
                 CHART                                    CHART

Comparable Company Analysis
--------------------------------------------------------------------------------


                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97






                           VLASIC FOODS INTERNATIONAL
                                      CHART

Comparable Company Analysis
--------------------------------------------------------------------------------
   [ ]  Description of Comparable Companies

    Chiquita Brands International, Inc. produces, markets and distributes bananas and other fresh and processed food products sold under the "Chiquita" brand name. The Company's fresh products include mangoes, kiwi and citrus and other tropical fruit. Chiquita also produces private-label and branded canned vegetable and related products, fruit and vegetable juices and other products.

    Dean Foods Company processes, distributes and sell dairy, pickle, specialty and vegetable products. Many of the Company's products are sold under private labels. Dean's products include milk, ice cream and extended shelf-life dairy products; salad dressings, dips and puddings; and pickles, relishes and canned vegetables. The Company also operates a trucking business.

    Fresh America Corporation is an integrated food distribution management company for fresh produce and other perishable refrigerated products. The Company operates in 43 states and Canada through 22 distribution centers. Fresh America operates produce departments in 342 "Sam's Club" stores. "Sam's" is a division of Wal-Mart Stores, Inc.

    Hanover Foods Corporation processes vegetable products. The Company grows, processes, cans, freezes, freeze-dries, packages, markets and distributes its products under its own trademarks, as well as other branded, customer and private labels. Hanover operates in the United States.

Comparable Company Analysis
--------------------------------------------------------------------------------
  [ ]  Description of Comparable Companies

    McCormick & Company Incorporated is a specialty food company. The Company manufactures spices, seasonings, flavorings, and other specialty food products and sells such products to the retail food market, the food service market and to industrial food processors throughout the world. McCormick, through its subsidiaries, also manufactures and markets plastic and packaging products.

    Michael Foods, Inc. is a diversified food processor and distributor with interests in eggs and egg products, refrigerated case products, frozen and refrigerated potato products and dairy products. The Company sells these items to supermarkets, food service distributors, manufacturers and fast food operators in Minnesota and surrounding states.

    Performance Food Group Co. markets and distributes food and food-related products to restaurants, hotels, cafeterias, schools and hospitals in the United States. The Company's items include private label food products, canned and dry groceries, poultry, meats, seafood, fresh produce, paper and cleaning supplies and restaurant equipment.

    Seneca Foods Corporation is primarily a fruit and vegetable processing company with manufacturing facilities located throughout the United States. The Company's products are sold under the "Seneca," "Libby's," and "TreeSweet" labels, as well as through the private label and industrial markets. Seneca also, under alliance with The Pillsbury Company, produces canned and frozen vegetables.

Comparable Company Analysis
--------------------------------------------------------------------------------
  [ ]  Description of Comparable Companies

    The Smithfield Companies, Inc. produces and markets a wide range of branded food products to the retail grocery and food service industries. The Company's products include frozen barbecues and chilies, cured hams and other pork products, peanuts and cashews. Smithfield's products are sold on a wholesale basis, through catalogs and through its retail stores.

    The J.M. Smucker Company manufactures and markets food products on a worldwide basis. The Company's principal products include fruit spreads, dessert toppings, peanut butter, industrial fruit products, fruit and vegetable juices, juice beverages, syrups, condiments and gift packages. Smucker's products are marketed under trademarks such as "Smucker's," "Simply Fruit" and "Goober."

    Sylvan Inc. produces and distributes mushroom spawn and fresh mushrooms.
       The Company also distributes a variety of other value-added products and services for use by mushroom growers and produces fresh mushrooms for sale to retailers, distributors and processors of mushroom products in the United States. Sylvan operates in the United States, Europe and Australia.

    Tyson Foods, Inc. produces, markets and distributes a variety of food products. The Company's products include value-enhanced poultry, fresh and frozen poultry, value-enhanced seafood products, fresh and frozen seafood products, prepared foods and other products such as flour and corn tortillas and chips. Tyson also has live swine, animal feed and pet food ingredient operations.

Comparable Company Analysis
--------------------------------------------------------------------------------
  [ ]  Description of Comparable Companies

    Vlasic Foods International manufactures and markets branded convenience food products in the frozen food, grocery product, and agricultural product segments. The Company's products include "Swanson" and "Freshbake" frozen foods, "Vlasic" pickles and condiments, "Open Pit" barbecue sauce, and other brands. Vlasic's products are sold in the United States and other countries.

Comparable Transaction Analysis
--------------------------------------------------------------------------------

                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
                         Food Distribution Companies(*)


                                                                                                       (In 000s, except per share)

                Price to Trailing Earnings Multiple Basis:                            LTM EBIT Multiple Basis:
        LTM earnings ended              11/30/98     $  1,332             LTM EBIT ended                    11/30/98    $  6,290

        Adjusted Average Multiple                        23.9 x           Adjusted Average Multiple                         16.4 x
                                                     --------                                                           --------
        Valuation                                    $ 31,780                                                            102,921
                                                     --------
        Valuation Per Share (1)                      $   4.67
                                                     --------             Less total debt, net of cash on   11/30/98      43,354
                                                                                                                        --------
                                                                          Valuation                                     $ 59,567
                                                                                                                        --------
                                                                          Valuation Per Share (1)                       $   8.75
                                                                                                                        --------

                      LTM EBITDA Multiple Basis:                                        LTM Revenues Multiple Basis:
        LTM EBITDA ended                11/30/98     $ 13,258             LTM Revenues ended                11/30/98    $205,575

        Adjusted Average Multiple                        12.4 x           Adjusted Average Multiple                          1.1 x
                                                     --------                                                           --------
                                                      164,740                                                            219,778

        Less total debt, net of cash on  11/30/98      43,354             Less total debt, net of cash on   11/30/98      43,354
                                                     --------                                                           --------
        Valuation                                    $121,386             Valuation                                     $176,424
                                                     --------                                                           --------
        Valuation Per Share (1)                      $  17.82             Valuation Per Share (1)                       $  25.91
                                                     --------                                                           --------


                                                              Book Value Multiple Basis:
                                                     Book Value at    11/30/98            $45,518

                                                     Adjusted Average Multiple                3.6 x
                                                                                         --------
                                                     Valuation                           $162,008
                                                                                         --------
                                                     Valuation Per Share                 $  23.79
                                                                                         --------

        (1) Based on 6.8 million shares outstanding.

        (*) Covers industries with SIC Codes in the 2030s. Source: Securities
            Data Company, Inc. (201) 622-3100. As of 1/19/99.

Comparable Transaction Analysis
--------------------------------------------------------------------------------

                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
              Aggregate Equity Consideration Less Than $100 Million



                                                                                                  (In 000s, except per share)

                    LTM EBITDA Multiple Basis:                               LTM Revenues Multiple Basis:

  LTM EBITDA ended                 11/30/98     $13,258             LTM Revenues ended                11/30/98     $205,575

  Adjusted Average Multiple                         7.1 x           Adjusted Average Multiple                           0.4 x
                                                -------                                                            --------
                                                 93,595                                                              87,814

  Less total debt, net of cash on  11/30/98      43,354             Less total debt, net of cash on   11/30/98       43,354
                                                -------                                                            --------
  Valuation                                     $50,241             Valuation                                      $ 44,460
                                                -------                                                            --------
  Valuation Per Share (1)                       $  7.38             Valuation Per Share (1)                        $   6.53
                                                -------                                                            --------


  (1) Based on 6.8 million shares outstanding.

  (*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
      Company, Inc. (201) 622-3100. As of 1/19/99.

Comparable Transaction Analysis
--------------------------------------------------------------------------------

                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
    Multiples Based on Agrilink Acquisition of Dean Foods Vegetable Division


                                                                           (In 000s, except per share)
             LTM Revenues Multiple Basis:                               LTM EBIT Multiple Basis:

LTM Revenues ended                 11/30/98    $205,575     LTM EBIT ended                    11/30/98      $ 6,290

Transaction Multiple                                0.8 x   Transaction Multiple                               11.4 x
                                               --------                                                     -------
                                                159,663                                                      71,504

Less total debt, net of cash on    11/30/98      43,354     Less total debt, net of cash on   11/30/98       43,354
                                               --------                                                     -------
Valuation                                      $116,309     Valuation                                       $28,150
                                               --------                                                     -------
Valuation Per Share                            $  17.08     Valuation Per Share                             $  4.13
                                               --------                                                     -------



Book Value Multiple Basis:

Book Value at                      11/30/98    $ 45,518

Transaction Multiple                                1.7 x
                                               --------
Valuation                                        75,863
                                               --------
Valuation Per Share                            $  11.14
                                               --------



(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
    Company, Inc. (201) 622-3100. As of 1/19/99.

Comparable Transaction Analysis

--------------------------------------------------------------------------------

                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
    Multiples Based on Agrilink Acquisition of Dean Foods Vegetable Division


                                                                     (In 000s, except per share)
                 LTM EBIT Multiple Basis:                              LTM EBIT Multiple Basis:
LTM EBIT ended                    11/30/98   $ 6,290      LTM EBIT ended                   11/30/98      $ 6,290

Plus $500,000 Cost Savings                   $   500      Plus $750,000 Cost Savings                     $   750
                                             -------                                                     -------
                                             $ 6,790                                                     $ 7,040

Transaction Multiple                            11.4 x    Transaction Multiple                              11.4 x
                                             -------                                                     -------
                                              77,188                                                      80,030

Less total debt, net of cash on   11/30/98    43,354      Less total debt, net of cash on  11/30/98       43,354
                                             -------                                                     -------
Valuation                                    $33,834      Valuation                                      $36,676
                                             -------                                                     -------
Valuation Per Share                          $  4.97      Valuation Per Share                            $  5.39
                                             -------                                                     -------


                LTM EBIT Multiple Basis:
LTM EBIT ended                    11/30/98   $ 6,290

Plus $1,000,000 Cost Savings                 $ 1,000
                                             -------
                                             $ 7,290

Transaction Multiple                            11.4 x
                                             -------
                                              82,872

Less total debt, net of cash on   11/30/98    43,354
                                             -------
Valuation                                    $39,518
                                             -------
Valuation Per Share                          $  5.80
                                             -------

Comparable Transaction Analysis
--------------------------------------------------------------------------------


                          FOOD DISTRIBUTION COMPANIES(*)
               Analysis of M&A Transaction Multiples Since 1/1/90


                                                                                      (Dollars in millions)


                                                                                     Aggreg. Equity Consid.
                                                                                        as a Multiple of:
                                                       Aggregate       Levered       ----------------------
     Date                                               Equity        Aggregate        LTM Net     Book
  Announced    Acquiror/Target                       Consideration  Consideration(2)   Income      Value
  ---------    -----------------------------         -------------  ----------------   ------      -----
   06/07/90    ConAgra Inc                             $1,336.0       $3,294.0           NM         1.5
                  Beatrice Co

   09/28/90    Shareholders                            $1,607.0       $1,607.0         73.4         2.0
                  Pet Inc(Whitman Corp)

   10/19/90    MANO Holdings                           $   42.5       $   42.5         17.0         3.0
                  B Manischewitz Co

   04/19/91    ConAgra Inc                             $  408.4       $  408.4         20.8         3.8
                  Golden Valley Microwave Foods

   07/18/91    HJ Heinz Co                             $  500.0       $  500.0           NA          NA
                  JL Foods Inc(John Labatt Ltd)

   12/20/91    CPC International Inc                   $  115.0       $  115.0           NA          NA
                  Fearn Intl(Kellogg Co)

   01/24/92    Burns Philp Inc                         $   85.0       $   85.0           NA          NA
                  Durkee-French Foods(Burns)

   04/09/92    Ben Hill Griffin Inc                    $   31.0       $   31.0           NM         0.7
                  Orange-co(Stoneridge Res Inc)

   04/22/92    Shareholders                            $  181.1       $  181.1          9.2         2.4
                  Ralston-Continental Baking

   10/12/92    Dean Foods Co                           $   15.0       $   15.0           NM         1.2
                  WB Roddenbery Co

   08/12/93    Pro-Fac Cooperative Inc                 $  164.2       $  431.2           NM         2.0
                  Curtice-Burns Foods(Pro-Fac)

   08/16/93    Shareholders                            $  528.0       $  528.0           NA          NA
                  Ralcorp Holdings Inc(Ralston)

   11/01/93    Dean Foods Co                           $  140.0       $  140.0         23.3          NA
                  Kraft General Foods-Birds Eye


                                                      Levered Aggregate Consideration
                                                              as a Multiple of:
                                                      -------------------------------
     Date                                                  LTM       LTM      LTM     Percent
  Announced    Acquiror/Target                           Revenue    EBITDA    EBIT    Acquired
  ---------    -----------------------------             -------    ------    ----    --------
   06/07/90    ConAgra Inc                                0.8        6.9      9.6      100.0%
                  Beatrice Co

   09/28/90    Shareholders                               0.9        5.5      6.7      100.0%
                  Pet Inc(Whitman Corp)

   10/19/90    MANO Holdings                              1.2        8.5     10.1      100.0%
                  B Manischewitz Co

   04/19/91    ConAgra Inc                                2.3       19.1     30.0      100.0%
                  Golden Valley Microwave Foods

   07/18/91    HJ Heinz Co                                1.1         NA       NA      100.0%
                  JL Foods Inc(John Labatt Ltd)

   12/20/91    CPC International Inc                      1.2         NA       NA      100.0%
                  Fearn Intl(Kellogg Co)

   01/24/92    Burns Philp Inc                            0.4         NA       NA      100.0%
                  Durkee-French Foods(Burns)

   04/09/92    Ben Hill Griffin Inc                       0.5         NM       NM       52.3%
                  Orange-co(Stoneridge Res Inc)

   04/22/92    Shareholders                               0.2         NA      3.5       55.0%
                  Ralston-Continental Baking

   10/12/92    Dean Foods Co                              0.3         NM       NM      100.0%
                  WB Roddenbery Co

   08/12/93    Pro-Fac Cooperative Inc                    0.5       20.5       NM      100.0%
                  Curtice-Burns Foods(Pro-Fac)

   08/16/93    Shareholders                               0.7         NA       NA      100.0%
                  Ralcorp Holdings Inc(Ralston)

   11/01/93    Dean Foods Co                              0.6         NA       NA      100.0%
                  Kraft General Foods-Birds Eye


Comparable Transaction Analysis
--------------------------------------------------------------------------------

                         FOOD DISTRIBUTION COMPANIES(*)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                                     (Dollars in millions)

                                                                                   Aggreg. Equity Consid.
                                                                                      as a Multiple of:
                                                      Aggregate      Levered       ----------------------
     Date                                              Equity        Aggregate         LTM Net     Book
  Announced    Acquiror/Target                      Consideration  Consideration(2)    Income      Value
  ---------    ---------------------------          -------------  ----------------    ------      -----
   03/18/94    Doskocil Cos Inc                      $  135.0       $  135.0             NA          NA
                 Intl Multifoods-Prepared Foods

   04/18/94    ConAgra Inc                           $  202.0       $  202.0             NA          NA
                 Universal Foods-Frozen Foods

   04/20/94    Schreiber Foods Inc                   $   11.8       $   11.8           16.9         2.8
                 Arden International Kitchens

   05/23/94    Sandoz AG                             $3,685.7       $3,685.7           32.3        10.1
                 Gerber Products Co

   09/12/94    Kohlberg Kravis Roberts & Co          $2,222.9       $4,622.9             NM         8.6
                 Borden Inc

   11/28/94    Campbell Soup Co                      $1,115.0       $1,115.0           24.8        18.3
                 Pace Foods

   01/09/95    Pillsbury Co(Grand Met PLC)           $2,636.5       $2,636.5           23.4         7.3
                 Pet Inc(Pillsbury/Grand Met)

   07/26/95    Shareholders                          $  309.8       $  309.8             NM         0.5
                 Earthgrains Co(Anheuser-Busch)

   03/15/96    ConAgra Inc                           $  132.0       $  132.0             NA          NA
                 Gilroy Foods Inc

   06/30/97    JP Foodservice Inc                    $  770.6       $1,510.6             NM         2.3
                 Rykoff-Sexton Inc

   09/09/97    Shareholders                          $1,004.8       $1,004.8             NA          NA
                 Campbell Soup-Noncore Bus(7)

   09/18/97    Chiquita Brands International         $   10.9       $   42.9             NM         1.8
                 Stokely USA Inc

   09/29/97    Suiza Foods Corp                      $  855.9       $1,035.9           47.0         8.6
                 Morningstar Group Inc



                                                      Levered Aggregate Consideration
                                                              as a Multiple of:
                                                      -------------------------------
     Date                                                 LTM      LTM        LTM       Percent
  Announced    Acquiror / Target                        Revenue   EBITDA      EBIT      Acquired
  ---------    ---------------------------              -------   ------      ----      --------
   03/18/94    Doskocil Cos Inc                           0.7        NA        NA        100.0%
                 Intl Multifoods-Prepared Foods

   04/18/94    ConAgra Inc                                 NA        NA        NA            NA
                 Universal Foods-Frozen Foods

   04/20/94    Schreiber Foods Inc                        0.6       5.6      10.7        100.0%
                 Arden International Kitchens

   05/23/94    Sandoz AG                                  3.1      16.3      20.0        100.0%
                 Gerber Products Co

   09/12/94    Kohlberg Kravis Roberts & Co               0.8        NA      40.1        100.0%
                 Borden Inc

   11/28/94    Campbell Soup Co                           4.8      23.7      26.3        100.0%
                 Pace Foods

   01/09/95    Pillsbury Co(Grand Met PLC)                1.7      10.0      12.2        100.0%
                 Pet Inc(Pillsbury/Grand Met)

   07/26/95    Shareholders                               0.2        NA        NM        100.0%
                 Earthgrains Co(Anheuser-Busch)

   03/15/96    ConAgra Inc                                0.7        NA        NA        100.0%
                 Gilroy Foods Inc

   06/30/97    JP Foodservice Inc                         2.9        NM        NM        100.0%
                 Rykoff-Sexton Inc

   09/09/97    Shareholders                               0.7        NA        NA        100.0%
                 Campbell Soup-Noncore Bus(7)

   09/18/97    Chiquita Brands International              0.2        NM        NM        100.0%
                 Stokely USA Inc

   09/29/97    Suiza Foods Corp                           2.1        NA      26.6        100.0%
                 Morningstar Group Inc



Comparable Transaction Analysis
--------------------------------------------------------------------------------

                         FOOD DISTRIBUTION COMPANIES(*)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                                       (Dollars in millions)

                                                                                Aggreg. Equity Consid.
                                                                                  as a Multiple of:
                                                 Aggregate         Levered     ----------------------
   Date                                            Equity          Aggregate       LTM Net   Book
Announced     Acquiror/Target                   Consideration   Consideration(2)   Income    Value
---------     ---------------------------       -------------   ----------------   ------    -----
 10/01/97    Chiquita Brands International          $ 27.0         $ 29.0           7.5       1.1
                American Fine Foods Inc

 02/18/98    Agrilink Foods(Pro-Fac)                $  6.9         $  6.9            NA        NA
                Delagra Corp

 05/08/98    Agrobios(Desc SA de CV)                $141.9         $141.9            NM       3.2
                Authentic Specialty Foods Inc

 07/21/98    Agrilink Foods(Pro-Fac)                    NA             NA            NA        NA
                JA Hopay Distributing Co

 07/27/98    Agrilink Foods(Pro-Fac)                $480.0         $482.0            NA       1.7
                Dean Foods Co-Vegetable Ops

                                              Average:                             26.9       4.1

                                              Adjusted Average                     23.9       3.6


                                                  Levered Aggregate Consideration
                                                        as a Multiple of:
                                                  --------------------------------
   Date                                              LTM      LTM     LTM          Percent
Announced     Acquiror/Target                      Revenue   EBITDA   EBIT         Acquired
---------     ---------------------------          -------   ------   ----         --------
 10/01/97    Chiquita Brands International           0.4       NA       NA          100.0%
                American Fine Foods Inc

 02/18/98    Agrilink Foods(Pro-Fac)                  NA       NA       NA          100.0%
                Delagra Corp

 05/08/98    Agrobios(Desc SA de CV)                 2.7       NM       NM          100.0%
                Authentic Specialty Foods Inc

 07/21/98    Agrilink Foods(Pro-Fac)                  NA       NA       NA          100.0%
                JA Hopay Distributing Co

 07/27/98    Agrilink Foods(Pro-Fac)                 0.8       NA     11.4          100.0%
                Dean Foods Co-Vegetable Ops

                                        Average:     1.2     12.9     17.3
                                        Adjusted
                                        Average      1.1     12.4     16.4


(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.
(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

Comparable Transaction Analysis
--------------------------------------------------------------------------------

                         FOOD DISTRIBUTION COMPANIES(*)
               Analysis of M&A Transaction Multiples Since 1/1/90
              Aggregate Equity Consideration Less Than $100 Million

                                                                                     (Dollars in millions)

                                                                                 Aggreg. Equity Consid.
                                                                                   as a Multiple of:
                                                    Aggregate      Levered      -----------------------
      Date                                           Equity        Aggregate       LTM Net     Book
   Announced    Acquiror/Target                   Consideration  Consideration(2)   Income     Value
   ---------    ---------------                   -------------  ----------------  -------     -----
    10/19/90    MANO Holdings                         $42.5          $42.5           NM         NM
                   B Manischewitz Co

    01/24/92    Burns Philp Inc                       $85.0          $85.0           NA         NA
                   Durkee-French Foods(Burns)

    04/09/92    Ben Hill Griffin Inc                  $31.0          $31.0           NM         NM
                   Orange-co(Stoneridge Res Inc)

    10/12/92    Dean Foods Co                         $15.0          $15.0           NM         NM
                   WB Roddenbery Co

    04/20/94    Schreiber Foods Inc                   $11.8          $11.8           NM         NM
                   Arden International Kitchens

    09/18/97    Chiquita Brands International         $10.9          $42.9           NM         NM
                   Stokely USA Inc

    10/01/97    Chiquita Brands International         $27.0          $29.0           NM         NM
                   American Fine Foods Inc

    02/18/98    Agrilink Foods(Pro-Fac)               $ 6.9          $ 6.9           NA         NA
                   Delagra Corp

                                             Average:                                NA         NA

                                             Adjusted Average                        NA         NA


                                                      Levered Aggregate Consideration
                                                             as a Multiple of:
                                                      -------------------------------
      Date                                                LTM      LTM      LTM         Percent
   Announced    Acquiror/Target                          Revenue  EBITDA    EBIT        Acquired
   ---------    ---------------------------              -------  ------    ----        --------
    10/19/90    MANO Holdings                              1.2     8.5       NM          100.0%
                   B Manischewitz Co

    01/24/92    Burns Philp Inc                            0.4      NA       NA          100.0%
                   Durkee-French Foods(Burns)

    04/09/92    Ben Hill Griffin Inc                       0.5      NM       NM           52.3%
                   Orange-co(Stoneridge Res Inc)

    10/12/92    Dean Foods Co                              0.3      NM       NM          100.0%
                   WB Roddenbery Co

    04/20/94    Schreiber Foods Inc                        0.6     5.6       NM          100.0%
                   Arden International Kitchens

    09/18/97    Chiquita Brands International              0.2      NM       NM          100.0%
                   Stokely USA Inc

    10/01/97    Chiquita Brands International              0.4      NA       NA          100.0%
                   American Fine Foods Inc

    02/18/98    Agrilink Foods(Pro-Fac)                     NA      NA       NA          100.0%
                   Delagra Corp

                                           Average:        0.5     7.1       NA

                                           Adjusted
                                            Average        0.4     7.1       NA


    (*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
        Company, Inc. (201) 622-3100. As of 1/19/99.
    (2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                           Target  Target   Target
                                                                 Value                      Share-   Net     Net   Target  Target
                                                        Equity    of      Price            holders  Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per   Shares     Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share  Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------ -------- --------  -----  ---------  ------ -------- ------ ------  -------
  6/7/90   8/14/90  ConAgra Inc     Beatrice Co        $1,336.0 $3,294.0    --      --      $864.0 $4,310.0 $11.0  $343.0  $478.0
           Advisor    Gleacher & Co   Salomon Brothers
           -------
    Company Status    Public          Sub.
    --------------



               Total                   % of     Status/
   Date       Debt,Net       Total    Shares     Form/
Announced     of Cash       Assets     Acq.     Attitude
---------     --------     --------  ------  --------------
  6/7/90       $1,016.0    $3,472.0    100     Completed
                                             Acq. of Assets
                                                Friendly



         Deal Description
         ----------------
         ConAgra acquired Beatrice from Kohlberg Kravis Roberts (KKR) for $3.294 bil in cash, common stock, preferred stock, and the assumption of Beatrice's liabilities. The consideration consisted of $626 mil in cash, $355 mil in common stock and $355 mil in 2 series of preferred stock plus the assumption of $1.958 bil of Beatrice's liabilities. The deal had been subject to governmental approval due to antitrust issues. Gleacher acted as financial advisor to ConAgra.

         Target Business Description
         ---------------------------
         Produce food, consumer prod

         Acquiror Business Description
         -----------------------------
         Produce meats,eggs,cooking oil


 9/28/90  4/4/91   Shareholders   Pet Inc(Whitman Corp)  $1,607.0  $1,607.0  $15.63  102.8   $801.6  $1,863.2  $21.9  $241.5  $291.5
            Advisor   --             First Boston Corp.
            -------
     Company Status   Priv.           Sub.
     --------------



  9/28/90  $130.0   $1,531.4   100     Completed
                                      Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Whitman completed the spinoff of Pet for $1.607 bil, based on Pet's closing share price of $15.625 on April 4, its first day of trading. First Boston was retained to study a possible restructure plan and recommended the spinoff. The transaction was conducted by means of a stock dividend in which shareholders received one share of Pet for every Whitman share held. In anticipation of the spinoff, Whitman restructured its major food operations, splitting them into three divisions. In 1989, Pet generated $1.755 bil in sales and $280 mil in pre-tax operating profit.

         Target Business Description
         ---------------------------
         Dairy products, canned foods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                             Target  Target  Target
                                                                 Value                       Share-   Net     Net   Target  Target
                                                        Equity    of      Price              holders Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per     Shares    Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share   Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------- ------  -------- -------  ---------  ------  ------  ------ ------  -------
10/19/90   1/18/91  MANO Holdings   B Manischewitz Co   $42.5     $42.5  $800.00      0.1     $14.2   $34.2    $2.5    $4.2   $5.0
           Advisor   TGV Partners      Lehman Brothers
           -------
    Company Status   Priv.             Public
    --------------




              Total                      % of      Status/
   Date      Debt,Net       Total       Shares      Form/
Announced    of Cash       Assets        Acq.      Attitude
---------    --------     --------  -------------- --------
10/19/90        --         $18.4          100       Completed
                                                      Merger
                                                    Friendly

         Deal Description
         ----------------
         MANO Holdings, an investor group led by Kohlberg and including TGV Partners and management, acquired B Manischewitz in a leveraged buyout transaction valued at $800 in cash per share, or $42.5 mil. MANO accepted 81% of B Manischewitz' shares (42,975 shares) that were tendered in the offer and acquired the rest for $800 in cash per share. Under the terms of the agreement, senior management was to retain an equity interest in MANO Holdings.

         Target Business Description
         ---------------------------
         Produce, whl, ret matzos

         Acquiror Business Description
         -----------------------------
         Investor group; holding co


4/19/91 7/11/91 ConAgra Inc Golden Valley Microwave Foods $408.4 $408.4 $26.39 17.6 $108.0 $177.6 $19.6 $13.6 $21.4

          Advisor     Gleacher & Co   Goldman, Sachs & Co.
          -------
   Company Status     Public          Public
   --------------
4/19/91   $52.7 $180.8 100  Completed
                            Merger
                            Friendly


         Deal Description
         ----------------
         ConAgra acquired Golden Valley Microwave Foods (GV) in a stock transaction valued at $464.5 mil. GV shareholders received .5676 shares of ConAgra for each of GV's 18.8 mil fully diluted common shares. Based on ConAgra's closing stock price of $47.375 on Apr 18, the last full trading day prior to the announcement, each share of GV had an indicated value of $26.39. ConAgra also agreed to convert 600,000 GV warrants, held by an affiliate of Chase Manhattan Bank, for 340,560 rights to buy ConAgra stock at $60.48.

         Target Business Description
         ---------------------------
         Produce microwave food prod


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
 7/18/91   8/23/91  HJ Heinz Co     JL Foods Inc (John Labatt Ltd)  $500.0  $500.0    --        --       --   $475.0    --    --
          Advisor     Dillon, Read    James D. Wolfensohn Inc.
          -------
   Company Status     Public          Sub.
   --------------



            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
 7/18/91      --         --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         HJ Heinz acquired the JL Foods unit of John Labatt for $500 mil in cash. John Labatt had disclosed in May 1991 that it was seeking a buyer for its JL Foods unit. Officials said the planned divestiture was consistent with John Labatt's stated strategy to focus on its core brewing, entertainment and dairy operations. The transaction had been subject to US and Canadian regulatory approval.

         Target Business Description
         ---------------------------
         Produce, whl frozen foods


         Acquiror Business Description
         -----------------------------
         Canned food preparations


12/20/91  1/31/92  CPC International Inc  Fearn Intl (Kellogg Co) $115.0  $115.0  --   --   --   $100.0  --   --
         Advisor     Salomon Brothers       Lehman Brothers
         -------
  Company Status     Public                 Sub.
  --------------



12/20/91  --   --   --    100  Completed
                                 Merger
                                Friendly

         Deal Description
         ----------------
         CPC International acquired all the outstanding common stock of Fearn International, a subsidiary of Kellogg, including the Le Gout product line for a $115 mil in cash. Lehman Brothers acted as financial advisor to Kellogg while Salomon Brothers advised CPC International.

         Target Business Description
         ---------------------------
         Produce soups and desserts


         Acquiror Business Description
         -----------------------------
         Produce soups, sauces, food prod


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
1/24/92    8/3/92   Burns Philp Inc Durkee-French Foods (Burns)     $85.0   $85.0    --        --       --   $200.0    --     --
       Advisor      --              --
       -------
Company Status      Sub.            Sub.
--------------


            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
1/24/92        --        --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         Burns Philp Inc, a unit of Burns Philp & Co, acquired Durkee-French Foods from Reckitt & Coleman for $85 mil in cash, including $7 mil to be held in escrow pending finalization of certain accounts.

         Target Business Description
         ---------------------------
         Produce mustard, sauces


         Acquiror Business Description
         -----------------------------
         Produce yeast, vinegar, spices


 4/9/92 5/28/92 Ben Hill Griffin Inc Orange-co (Stoneridge Res Inc)$31.0 $31.0 --  --  $85.6 $126.5 ($8.7) ($9.0)
       Advisor    --                   Donaldson, Lufkin & Jenrette
       -------
Company Status    Priv.                Public
--------------


4/9/92  ($4.2) $45.9   $149.8  52.3    Completed
                                     Acq. Maj. Int.
                                       Friendly

         Deal Description
         ----------------
         Ben Hill Griffin acquired a 52.3% interest in Orange-co held by Stoneridge Resources for $31 mil. Stonebridge Resources said in October 1990 that it was seeking a buyer for all of its assets for the purpose of raising cash to distribute a liquidation dividend to shareholders. Stonebridge retained Donaldson Lufkin & Jenrette Securities as a financial advisor.

         Target Business Description
         ---------------------------
         Prod oranges, juices, plastics


         Acquiror Business Description
         -----------------------------
         Frozen fruits, juices, vegetable



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                    Target  Target   Target
                                                                           Value                    Share-    Net      Net   Target
                                                                   Equity    of   Price             holders  Sales   Income   EBIT
   Date     Date                                                   Value   Deal   Per      Shares   Equity    LTM      LTM     LTM
Announced Effective Acquiror        Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)  ($mil)   ($mil)  ($mil)
--------- --------- --------------  -----------------------------  ------  ------ ------- --------- ------- -------  ------  -------
 4/22/92   8/2/93   Shareholders    Ralston-Continental Baking     $181.1  $181.1  $8.75    37.6    $137.4  $2,014.5  $35.8   $92.9
         Advisor      -               Lehman Brothers
         -------
  Company Status      Priv.           Sub.
----------------

           Target
            EBITDA   Total             % of      Status/
   Date      LTM    Debt,Net   Total  Shares      Form/
Announced  ($mil)   of Cash   Assets   Acq.      Attitude
---------  -------  --------  ------  ------  --------------
 4/22/92      --       --     $844.9    55      Completed
                                              Acq. Maj. Int.
                                                Not Appl.

         Deal Description
         ----------------
         Ralston Purina (RP) completed the spinoff of 20.7 mil new common shares, or a 55% interest, in its newly created Ralston-Continental Baking Group (CBG) to shareholders in a targeted stock recapitalization valued at $181.12 mil. Shareholders of record as of Jul 30 received 1 CBG share for every 5 RP share held. Ralston Purina had originally planned to spinoff the entire unit in April 1992. CBG was created in order to separate the performance of RP's baking and non-baking interests.

         Target Business Description
         ---------------------------
         Produce bakery products


         Acquiror Business Description
         -----------------------------
         Investor group


10/12/92 2/1/93 Dean Foods Co WB Roddenbery Co   $15.0 $15.0 --  --  $12.8 $54.8 ($1.7) ($1.4)
       Advisor   --            KPMG Peat Marwick
       -------
Company Status   Public        Priv.
--------------


10/12/92  ($0.5) $0.8  $19.1  100  Completed
                                     Merger
                                   Friendly




         Deal Description
         ----------------
         Dean Foods acquired all the outstanding stock of WB Roddenbery in exchange for 535,000 of its common shares valued at $14.2 mil. The value of the shares was based on Dean's closing stock price of $26.5 per share on Oct 9, the last full trading day prior to the announcement. The transaction had been subject to Federal Trade Commission approval.

         Target Business Description
         ---------------------------
         Produce pickles, vinegar, syrup


         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                              Target Target  Target
                                                                                     Value                    Share-  Net     Net
                                                                             Equity   of     Price           holders Sales   Income
   Date     Date                                                             Value   Deal     Per    Shares   Equity  LTM     LTM
Announced Effective Acquiror                 Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil)
--------- --------- --------------           -----------------------------   ------  ------  ------ --------- ------ ------  ------
 8/12/93   11/3/94  Pro-Fac Cooperative Inc  Curtice-Burns Foods(Pro-Fac)    $164.2   $431.2 $19.00   8.6     $81.3  $854.8  ($18.5)
          Advisor     Dillon, Read             Donaldson, Lufkin & Jenrette
          -------     Priv.                    Public
   Company Status
   --------------

            Target      Target
             EBIT       EBITDA        Total                % of     Status/
   Date      LTM         LTM         Debt,Net   Total     Shares     Form/
Announced   ($mil)      ($mil)       of Cash   Assets      Acq.     Attitude
---------   ------      ------       --------  ------     ------   ---------
8/12/93     ($5.2)      $21.0        $257.5    $463.6     100      Completed
                                                                     Merger
                                                                    Friendly


         Deal Description
         ----------------
         Pro-Fac Cooperative (PFC) acquired Curtice-Burns (CBF) for a total of $19 in cash per share, or a total value of $424.25 mil, by accepting 8,276,439 common shares, or 96% of the outstanding shares. Included in the value was PFC's assumption of $267 mil of CBF's debt. PFC had originally offered $16.87 in cash per share held. The tender offer was contingent upon at least 90% of CBF's Class A and B shares being tendered. Dean Foods withdrew its offer to acquire CBF.

         Target Business Description
         ---------------------------
         Produce soft drinks, foods


         Acquiror Business Description
         -----------------------------
         Provide food marketing service

8/16/93  3/31/94 Shareholders  Ralcorp Holdings Inc (Ralston) $528.0  $528.0  $16.00  33.0   --  $808.6  --
        Advisor    --            Wasserstein, Perella
        -------    Priv.         Sub.
 Company Status
 --------------

8/16/93  --   --   --   --     100   Completed
                                    Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Ralston Purina Group, a unit of Ralston Purina, spun off its newly formed Ralcorp Holdings (RH) unit, consisting of its cereal, Beech-Nut baby food, cracker, cookie, resort, and coupon redemption businesses to shareholders in a transaction valued of $528 mil based on RH's closing stock price of $16 per share on Apr 1, the first full trading day of newly issued RH shares. The shares in the spinoff would be distributed at a ratio of 1 RH share for every 3 shares of Ralston Purina Group. The unit included its Keystone and Breckenridge ski resorts.

         Target Business Description
         ---------------------------
         Produce cereal, baby food


         Acquiror Business Description
         -----------------------------


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90


                                                                                                                 Target Target
                                                                                        Value                    Share-  Net
                                                                                Equity   of     Price            holders Sales
   Date     Date                                                                Value   Deal     Per    Shares   Equity  LTM
Announced Effective Acquiror                    Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)
--------- --------- --------------              -----------------------------   ------  ------  ------ --------- ------ ------
 11/1/93  12/27/93  Dean Foods Co               Kraft General Foods-Birds Eye    $140.0 $140.0    --      --       --   $250.0
          Advisor    JP Morgan Securities, Inc.   Morgan Stanley
          -------
   Company Status    Public                       Sub.
   --------------

           Target
            Net   Target   Target
           Income  EBIT    EBITDA    Total                % of       Status/
   Date     LTM    LTM      LTM     Debt,Net    Total     Shares      Form/
Announced  ($mil) ($mil)   ($mil)   of Cash    Assets      Acq.      Attitude
---------  ------ ------   ------   --------   ------     ------  --------------
 11/1/93    $6.0    --       --        --         --          100     Completed
                                                                    Acq. of Assets
                                                                      Friendly



         Deal Description
         ----------------
         Dean Foods acquired the BirdsEye frozen vegetable business of Kraft General Foods, a unit of Philip Morris, for $140 mil. The transaction had been subject to regulatory approval.



         Target Business Description
         ---------------------------
         Prod frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products


3/18/94 6/1/94 Doskocil Cos Inc  Intl Multifoods-Prepared Foods $135.0 $135.0 --  --  --  $185.0
       Advisor   --               Lehman Brothers
       -------
Company Status   Public           Sub
--------------

3/18/94   --    --    --    --    --    100    Completed
                                                Acq. of
                                                 Assets
                                                Friendly


         Deal Description
         ----------------
         Doskocil acquired the prepared foods division of International Multifoods (IM) for $135 mil in cash. In September 1993, IM's board had announced that it was seeking to divest its prepared foods division. The division included its frozen specialty foods and meats businesses. Later IBP acquired the meats business.


         Target Business Description
         ---------------------------
         Produce prepared foods



         Acquiror Business Description
         -----------------------------
         Produce sausages, prepared meat



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                Target Target  Target
                                                                       Value                    Share-  Net     Net   Target
                                                               Equity   of     Price            holders Sales  Income  EBIT
   Date     Date                                               Value   Deal     Per    Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror     Target                        ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- -----------  ----------------------------- ------  ------  ------ --------- ------ ------  ------ ------
 4/18/94     --     ConAgra Inc  Universal Foods-Frozen Foods  $202.0  $202.0    --       --      --     --      --     --
          Advisor     --           Goldman, Sachs & Co.
          -------
   Company Status     Public       Sub.
   --------------

            Target
            EBITDA    Total             % of       Status/
   Date       LTM    Debt,Net   Total  Shares      Form/
Announced   ($mil)   of Cash   Assets   Acq.      Attitude
---------   ------  ---------  ------  ------  --------------
 4/18/94      --        --       --      --       Pending
                                               Acq. of Assets
                                                  Friendly


         Deal Description
         ----------------
         ConAgra agreed to acquire the frozen foods business of Universal Foods for an amended $202 mil in cash. The initial value was $220 mil, including $57 mil in performance-related payments. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce frozen foods



         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


4/20/94 11/30/94 Schreiber Foods Inc  Arden International Kitchens  $11.8 $11.8 $3.90 3.0 $4.2 $19.5 $0.7  $1.1
        Advisor    --                   --
        -------
 Company Status    Priv.                Public
 --------------


4/20/94   $2.1 $0.9 $6.9  100    Completed
                                  Merger
                                 Friendly

         Deal Description
         ----------------
         Schreiber Foods (SF) acquired Arden International Kitchens (AIK) for an amended $11.8 mil in cash, or $3.90 per common share. SF had originally agreed to acquire AIK for $4 per share, or a total value of $12.1 mil.



         Target Business Description
         ---------------------------
         Produce frozen foods for



         Acquiror Business Description
         -----------------------------
         Produce meat and food products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target   Target
                                                                          Value                      Share-   Net      Net    Target
                                                                Equity    of       Price              holders Sales    Income   EBIT
   Date      Date                                               Value     Deal     Per     Shares    Equity   LTM      LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)    ($mil)   Share   Out.(mil)  ($mil)  ($mil)   ($mil) ($mil)
---------  ---------  ---------------   ---------------------   --------  -------- ------  --------- ------  -------- ------  ------
 5/23/94   12/19/94   Sandoz AG         Gerber Products Co      $3,685.7  $3,685.7 $53.00  69.5      $364.7  $1,202.5 $114.2  $184.0
          Advisor       Morgan Stanley    Wasserstein, Perella
          -------
   Company Status       Public            Public
   --------------


             Target
             EBITDA      Total                % of    Status/
   Date       LTM       Debt,Net   Total     Shares    Form/
Announced    ($mil)     of Cash    Assets     Acq.    Attitude
---------    -------    --------  --------   ------  ---------
 5/23/94      $226.0    $84.7     $1,013.9    100    Completed
                                                      Merger
                                                     Friendly

         Deal Description
         ----------------
         Sandoz completed its merger with Gerber Products (GP) in a transaction valued at $3.68 bil. Earlier, Sandoz had completed its tender offer for all the common shares of GP for $53 in cash per share, by accepting
         69.08 mil shares, or about 99.2% of GP's shares outstanding. The offer had been conditioned upon Sandoz receiving at least a majority of GP's stock. The transaction had been subject to regulatory approval, including the approval of the Federal Trade Commission under the Hart-Scott-Rodino Act, and the Superintendent of Insurance of New York.

         Target Business Description
         -----------------------------
         Manfr baby foods and products



         Acquiror Business Description
         -----------------------------
         Manufacture dyestuffs


 9/12/94 3/14/95 Kohlberg Kravis Roberts & Co Borden Inc            $2,222.9 $4,622.9 $13.61 170.3 $257.5 $5,498.2 ($114.2) $115.4
        Advisor    Morgan Stanley      Credit Suisse First Boston
        -------
 Company Status    Priv.               Public
 --------------




 9/12/94   --  $1,682.7 $4,055.9 100  Completed
                                       Merger
                                      Friendly

         Deal Description
         ----------------
         Kohlberg Kravis Roberts (KKR) merged with Borden (BN) in an amended stock swap valued at $4.643 bil, including $2.4 bil in the assumption of liabilities. The value included a 16.5% stake KKR acquired in Borden through a lockup agreement valued at $309.518 mil. Earlier, KKR had completed a tender offer to acquire all the shares of BN in exchange for 2.29146 RJR shares, valued at $13.606, per BN share held, by accepting 90 mil shares, or about 63.5% of BN's total shares outstanding. The offer had been conditioned upon a minimum of 41% of BN's shares being tendered.

         Target Business Description
         ---------------------------
         Produce dairy prods, snacks



         Acquiror Business Description
         -----------------------------
         Leverage buyout firm



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target  Target
                                                                         Value                       Share-   Net     Net
                                                                Equity    of      Price              holders Sales   Income
   Date      Date                                               Value    Deal      Per     Shares    Equity   LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)   ($mil)   Share   Out.(mil)  ($mil)  ($mil)  ($mil)
---------  ---------  ---------------   ---------------------   ------   -------- ------  ---------  ------  ------  ------
11/28/94    1/30/95   Campbell Soup Co  Pace Foods              $1,115.0 $1,115.0 --        --       $61.0   $230.0  $45.0
           Advisor      --                Goldman, Sachs & Co.
           -------
    Company Status      Public            Priv.
    --------------



              Target    Target
               EBIT     EBITDA     Total                % of        Status/
   Date        LTM        LTM    Debt,Net   Total     Shares       Form/
Announced     ($mil)    ($mil)   of Cash    Assets     Acq.       Attitude
---------     ------   --------  --------   ------  ---------  --------------
11/28/94      $42.4     $47.0       --      $112.7     100       Completed
                                                               Acq. of Assets
                                                                  Friendly

         Deal Description
         ----------------
         Campbell Soup acquired Pace Foods for $1.115 bil in cash.




         Target Business Description
         ---------------------------
         Produce pickled vegetables



         Acquiror Business Description
         -----------------------------
         Produce soups, food products


1/9/95 5/12/95 Pillsbury Co (Grand Met PLC) Pet Inc (Pillsbury/Grand Met) $2,636.5 $2,636.5 $26.00 100.4 $362.2 $1,576.3 $112.6
       Advisor    Morgan Stanley             Lazard Freres & Co.
       -------
Company Status    Sub.                       Sub.
--------------

 1/9/95 $216.7 $262.5 $528.1 $1,175.5 100 Completed
                                            Merger
                                           Friendly

         Deal Description
         ----------------
         Pillsbury, a unit of Grand Metropolitan (GM), completed its merger with Pet in a transaction valued at $2.636 bil. Earlier, Pillsbury completed its tender offer for all the outstanding common shares of Pet for $26 in cash per share, by accepting 95,364,543 shares, or 95% of Pet's common stock outstanding. The offer had been conditioned upon GM receiving at least 50% of Pet's shares outstanding, and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Dairy products, canned foods



         Acquiror Business Description
         -----------------------------
         Produce flour, grain mill prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                 Target   Target  Target
                                                                        Value                    Share-    Net     Net    Target
                                                                Equity   of    Price             holders  Sales   Income   EBIT
   Date     Date                                                Value   Deal    Per    Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror     Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------ ------------------------------ ------  ------ ------ ---------  ------  -------- ------  ------
 7/26/95   3/27/96  Shareholders Earthgrains Co (Anheuser-Busch)$309.8  $309.8 $30.38    10.2    $573.8  $1,664.6 ($25.7) ($31.2)
           Advisor      --           Dillon, Read
           -------
    Company Status      Priv.        Sub.
    --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
 7/26/95       --      $56.2     $1,130.1     100      Completed
                                                      Acquisition
                                                       Not Appl.


         Deal Description
         ----------------
         Anheuser-Busch (AB) completed the spin off its Earthgrains (EA) unit to shareholders in a transaction valued at $309.83 mil. Each AB common shareholder received 1 EA common share for every 25 AB shares held. EA's shares were valued based on EA's closing stock price of $30.375 on Mar 27, the first full trading day on a non-when issued basis. Earlier, EA was known as as Cambell Taggart.


         Target Business Description
         ---------------------------
         Baked goods, frozen foods


         Acquiror Business Description
         -----------------------------
         Investor group

8/29/96 ConAgra Inc Gilroy Foods Inc $132.0 $132.0 --  --  --  $200.0 --  --
Advisor  --          --
-------
Company Status    Public      Sub.
--------------

3/15/96  --     --      --       100    Completed
                                      Acq. of Assets
                                         Friendly

         Deal Description
         ----------------
         ConAgra acquired Gilroy Foods, a unit of McCormick, for $132 mil in cash.


         Target Business Description
         ---------------------------
         Produce dried fruits


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                              Target   Target  Target
                                                                      Value                   Share-    Net     Net    Target
                                                              Equity   of    Price            holders  Sales   Income   EBIT
   Date     Date                                              Value   Deal    Per   Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror           Target                 ($mil)  ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------------ ---------------------  ------  ------ ------ --------- ------  -------  ------  --------
6/30/97   12/23/97  JP Foodservice Inc Rykoff-Sexton Inc      $770.6  $1,510 $24.41    28.0   $336.0  $519.9   ($60.2)  ($79.5)
          Advisor     PaineWebber        Merrill Lynch & Co.
          -------
   Company Status     Public             Public
   --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
6/30/97     ($73.0)  $483.2     $1,217.2    100      Completed
                                                         Merger
                                                       Friendly


         Deal Description
         ----------------
         JP Foodservice (JP) merged with Rykoff-Sexton (RS) in a merger-of-equals stock swap transaction valued at an amended $1.436 bil, including the assumption of $740 mil in liabilities. JP offered an amended .775 common shares per RS share. Originally, JP offered .82 common shares per RS share. Based on JP's closing stock price of $31.5 on June 27, the last full trading day prior to the announcement of amended terms, each RS share was valued at $24.4125. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Wholesale grocery products

         Acquiror Business Description
         -----------------------------
         Wholesale groceries

9/9/97   3/11/98 Shareholders Campbell Soup-Noncore Bus(7) $1,004  $1,004.8 $22.13  45.4  --   $1,400   --   --
         Advisor --               Goldman, Sachs & Co.
         -------
Company Status    Priv.        Sub.
--------------
9/9/97   --     --      --     100    Completed
                                     Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Campbell Soup (CS) spun off its 7 noncore businesses including the Swanson frozen dinner and Vlasic pickle brands into a new company named Vlasic Foods (VF) to its shareholders in a transaction valued at $1.004 bil. CS shareholders received 1VF common share for every 10 CS shares held. The shares were valued based on VF's closing stock price of $22.125 on March 11, the first full trading day on which the shares were distributed.

         Target Business Description
         ---------------------------
         Produce, whl soups, food prods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                                 Target   Target
                                                                                         Value                   Share-    Net
                                                                                  Equity   of   Price            holders   Sales
   Date     Date                                                                   Value   Deal  Per    Shares   Equity    LTM
Announced Effective Acquiror                      Target                          ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)
--------- --------- ----------------------------- ------------------------------  ------ ------ ------ --------- -------  ------
 9/18/97   1/16/98  Chiquita Brands International Stokely USA Inc                 $10.9  $42.9  $1.00    11.4     $6.1    $178.9
         Advisor     No Investment Bank Retained    Donaldson, Lufkin & Jenrette
         -------
  Company Status     Public                         Public
  --------------


           Target
             Net   Target  Target
           Income  EBIT    EBITDA    Total               % of      Status/
   Date      LTM    LTM     LTM    Debt, Net  Total     Shares     Form/
Announced  ($mil)  ($mil)  ($mil)   of Cash   Assets      Acq.     Attitude
---------  ------  ------  ------  --------   --------  ---------  -----------
 9/18/97   ($19.4) ($8.9)  ($2.9)   $74.7      $116.5      100      Completed
                                                                      Merger
                                                                     Friendly



         Deal Description
         ----------------
         Chiquita Brands International (CBI) acquired all the outstanding common stock of Stokely USA (SU) in exchange for $1 in common stock per share, or a total value of approximately $43.389 mil, including the assumption of about $32 mil in liabilities.



         Target Business Description
         ------------------------------
         Prod canned fruits, vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits

9/29/97 12/1/97 Suiza Foods Corp                Morningstar Group Inc  $855.9 $1,035.9 $45.85 15.4 $99.4  $497.6
       Advisor    Donaldson, Lufkin & Jenrette  Goldman, Sachs & Co.
       -------
Company Status    Public                        Public
--------------


9/29/97  $18.2  $38.9  --  178.5  $352.3 100  Completed
                                                Merger
                                               Friendly


         Deal Description
         ----------------
         Suiza Foods (SF) acquired Morningstar Group (MG) in a stock swap transaction valued at approximately $971.957 mil, including the assumption of $180 mil in liabilities. SF offered .85 SF common shares per MG share. Based on SF's closing stock price of $53.9375 on Sep 26, the last full trading day prior to the announcement, each MG share was valued at $45.85. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Produce dairy products



         Acquiror Business Description
         -----------------------------
         Produce milk, related prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of    Price           holders   Sales  Income
   Date     Date                                                             Value   Deal    Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                      Target                    ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ----------------------------- ------------------------  ------ ------ ------ --------- ------  -------  ------
 10/1/97  12/9/97   Chiquita Brands International American Fine Foods Inc   $27.0   $29.0   --      --      $25.6   $79.8    $3.6
         Advisor      --                            JP Morgan & Co. Inc.
         -------
  Company Status      Public                        Priv.
  --------------



           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt,Net    Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash     Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------  -----------
 10/1/97     --      --      --        $52.0       100      Completed
                                                              Merger
                                                             Friendly


         Deal Description
         ----------------
         Chiquita Brands International acquired all the outstanding stock of American Fine Foods for $29 mil. The consideration consisted of $27 mil in common stock and the assumption of $2 mil in liabilities. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce canned vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits


       3/31/98 Agrilink Foods (Pro-Fac) Delagra Corp $6.9  $6.9 --  --  --  --
       Advisor    --                      --
       -------
Company Status    Sub.                    Priv.
--------------


          --     --     --     100    Completed
2/18/98                              Acq. of Assets
                                        Friendly



         Deal Description
         ----------------
         Pro-Fac Cooperative Inc, acquired Delagra Corp (DE). Terms were not disclosed. Upon completion, DE was to be incorporated to AF's Curtice Burns Foods subsidiary.



         Target Business Description
         ---------------------------
         Produce frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of   Price            holders  Sales  Income
   Date     Date                                                             Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                         ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ------------------------------ ------ ------ ------ --------- ------  -------  ------
 5/8/98    6/15/98  Agrobios (Desc SA de CV) Authentic Specialty Foods Inc  $141.9 $141.9 $17.00   8.0      $40.5   $37.2    ($0.6)
          Advisor     JP Morgan & Co. Inc.     Donaldson, Lufkin & Jenrette
          -------
   Company Status     Sub.                     Public
   --------------


           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt, Net   Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------   ---------
 5/8/98     ($0.4)  $0.8     $10.2     $58.8        100     Completed
                                                              Merger
                                                             Friendly

         Deal Description
         ----------------
         Agrobios (AB), a unit of Desc SA de CV, acquired all the outstanding common stock of Authentic Specialty Foods Inc (ASF) for $17 in cash per share, or a total value of $141.876 mil. Earlier, AB completed its tender offer for ASF by accepting 7.8 million shares, or 89% of ASF's shares outstanding. The offer had been conditioned upon at least 66.67% of ASF's shares being tendered on a fully-diluted basis.


         Target Business Description
         ---------------------------
         Whl, mnfr Mexican foods



         Acquiror Business Description
         -----------------------------
         Mnfr, whl foods products



7/21/98 Agrilink Foods (Pro-Fac) JA Hopay Distributing Co --  --  --  --  --  $8.0 --
Advisor     --                      --
-------
Company Status     Sub.                    Priv.
--------------

7/21/98  --  --  --  --  100   Completed
                             Acq. of Assets
                                Friendly

         Deal Description
         ----------------
         Agrilink Foods, a unit of Pro-Fac Cooperative Inc, acquired JA Hopay Distributing Co.




         Target Business Description
         ---------------------------
         Distribution of snack foods



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                         Target   Target  Target
                                                                                 Value                   Share-    Net      Net
                                                                          Equity   of   Price            holders  Sales  Income
   Date     Date                                                           Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                       ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ---------------------------- ------ ------ ------ --------- ------  -------  ------
7/27/98    9/24/98  Agrilink Foods (Pro-Fac) Dean Foods Co-Vegetable Ops  $480.0 $482.0   --      --       --     $620.6    --
          Advisor     -                        Merrill Lynch & Co.
          -------
   Company Status     Sub.                     Sub.
   --------------



           Target  Target
           EBIT    EBITDA    Total                 % of        Status/
   Date     LTM     LTM    Debt, Net   Total      Shares       Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.       Attitude
---------  ------  ------  --------   --------  ---------  --------------
7/27/98    $42.4     --       --         --        100        Completed
                                                           Acq. of Assets
                                                              Friendly

         Deal Description
         ----------------
         Agrilink Foods (AF), a unit of Pro-Fac Cooperative Inc, acquired the vegetable operations of Dean Foods Co for an estimated $370 mil in cash, a $30 mil note and AF's aseptic foods business. Included in the acquisition were the Birds Eye, Freshlike and VegAll brand names.



         Target Business Description
         ---------------------------
         Mnfr frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables


*Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 1/19/99.

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

                  United Foods - Discounted Cash Flow Analysis
                    0% Growth Scenario - Per Share Valuation

                  Capital Expenditures at 100% of Management's Projections


                  DISCOUNT RATE
                                                   COST SAVINGS (000'S)
                                        ----------------------------------------
                                           --        $500      $750       $1,000
                                        ----------------------------------------
                             5.0x       $  0.59    $  1.02    $  1.24    $  1.46
                      8%     6.0x       $  1.83    $  2.31    $  2.55    $  2.79
                             7.0x       $  3.06    $  3.59    $  3.86    $  4.12

                             5.0x       $ (0.05)   $  0.35    $  0.55    $  0.76
                     10%     6.0x       $  1.08    $  1.53    $  1.75    $  1.97
                             7.0x       $  2.21    $  2.70    $  2.94    $  3.19

                  Capital Expenditures at 75% of Management's Projections

                  DISCOUNT RATE
                                                   COST SAVINGS (000'S)
                                        ----------------------------------------
                                           --       $500       $750       $1,000
                                        ----------------------------------------
                             5.0x       $  1.62    $  2.05    $  2.27    $  2.48
                      8%     6.0x       $  2.85    $  3.34    $  3.58    $  3.82
                             7.0x       $  4.09    $  4.62    $  4.89    $  5.15

                             5.0x       $  0.93    $  1.33    $  1.53    $  1.73
                     10%     6.0x       $  2.05    $  2.50    $  2.72    $  2.95
                             7.0x       $  3.18    $  3.67    $  3.92    $  4.16

                  Capital Expenditures at 50% of Management's Projections

                  DISCOUNT RATE
                                                    COST SAVINGS (000'S)
                                        ----------------------------------------
                                           --       $500       $750       $1,000
                                        ----------------------------------------
                             5.0x       $  2.65    $  3.08    $  3.29    $  3.51
                      8%     6.0x       $  3.88    $  4.36    $  4.60    $  4.84
                             7.0x       $  5.11    $  5.65    $  5.91    $  6.18

                             5.0x       $  1.90    $  2.30    $  2.50    $  2.70
                     10%     6.0x       $  3.03    $  3.48    $  3.70    $  3.92
                             7.0x       $  4.16    $  4.65    $  4.89    $  5.14


Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

                  United Foods - Discounted Cash Flow Analysis
                   2.5% Growth Scenario - Per Share Valuation

                  Capital Expenditures at 100% of Management's Projections


                  DISCOUNT RATE
                                                   COST SAVINGS (000'S)
                                       -----------------------------------------
                                           --       $500       $750       $1,000
                                       -----------------------------------------
                             5.0x      $   1.14    $  1.58    $  1.79    $  2.01
                      8%     6.0x      $   2.54    $  3.02    $  3.26    $  3.50
                             7.0x      $   3.94    $  4.47    $  4.73    $  5.00

                             5.0x      $   0.44    $  0.84    $  1.04    $  1.24
                     10%     6.0x      $   1.72    $  2.16    $  2.39    $  2.61
                             7.0x      $   2.99    $  3.48    $  3.73    $  3.97


                  Capital Expenditures at 75% of Management's Projections

                  DISCOUNT RATE
                                                   COST SAVINGS (000's)
                                       -----------------------------------------
                                           --       $500       $750       $1,000
                                       -----------------------------------------
                             5.0x      $   2.17    $  2.60    $  2.82    $  3.03
                      8%     6.0x      $   3.57    $  4.05    $  4.29    $  4.53
                             7.0x      $   4.96    $  5.49    $  5.76    $  6.03

                             5.0x      $   1.42    $  1.82    $  2.02    $  2.22
                     10%     6.0x      $   2.69    $  3.14    $  3.36    $  3.58
                             7.0x      $   3.97    $  4.46    $  4.70    $  4.95

                  Capital Expenditures at 50% of Management's Projections

                  DISCOUNT RATE
                                                  COST SAVINGS (000'S)
                                       -----------------------------------------
                                           --       $500       $750       $1,000
                                       -----------------------------------------
                             5.0x      $   3.20    $  3.63    $  3.84    $  4.06
                      8%     6.0x      $   4.59    $  5.08    $  5.32    $  5.56
                             7.0x      $   5.99    $  6.52    $  6.79    $  7.05

                             5.0x      $   2.39    $  2.79    $  2.99    $  3.19
                     10%     6.0x      $   3.67    $  4.11    $  4.34    $  4.56
                             7.0x      $   4.94    $  5.43    $  5.68    $  5.92

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

UNITED FOODS, INC.

EBITDA Growth

Historical

 1980      1981      1982      1983      1984      1985       1986      1987      1988    1989     1990      1991      1992
--------------------------------------------------------------------------------------------------------------------------------

 8,965    10,851    11,764    15,698    13,341    12,776      7,142     5,487     251     9,340   19,876    14,835    10,918
            21.0%      8.4%     33.4%    (15.0%)    (4.2%)    (44.1%)   (23.2%) (95.4%)  3621.1%   112.8%    (25.4%)   (26.4%)

UNITED FOODS, INC.

EBITDA Growth

Historical

  1993      1994      1995      1996      1997      1998      1999                   3 Year   5 year   10 Year
-------------------------------------------------------------------                ----------------------------

  9,018     9,291    13,621    10,276    12,531    12,127    12,349       Avg.      12,336    12,181    12,484
  (17.4%)     3.0%     46.6%    (24.6%)    21.9%     (3.2%)     1.8%      CAGR        (0.7%)    (2.4%)    (5.2%)

Smoothed (3-Year)

 1980      1981      1982      1983      1984      1985       1986      1987      1988    1989     1990      1991      1992
--------------------------------------------------------------------------------------------------------------------------------

                    10,527    12,771    13,601    13,938    11,086     8,468      4,293    5,026   9,822    14,684    15,210
                                21.3%      6.5%      2.5%    (20.5%)   (23.6%)    (49.3%)   17.1%   95.4%     49.5%      3.6%

Smoothed (3-Year)

  1993      1994      1995      1996      1997      1998      1999                  3 Year    5 year   10 Year
-------------------------------------------------------------------                ----------------------------

11,590     9,742    10,643    11,063    12,143    11,645    12,336       Avg.      12,041    11,566    11,888
 (23.8%)   (15.9%)     9.2%      3.9%      9.8%     (4.1%)     5.9%      CAGR         0.8%      3.8%      2.6%

Depreciation

Historical

  1980     1981     1982     1983    1984     1985     1986      1987    1988     1989     1990     1991     1992      1993
-------------------------------------------------------------------------------------------------------------------------------

 2,832    2,578    2,565    3,391    3,445    3,415    3,354    3,402    4,059    5,352    5,777    6,086    6,249    6,104
          (9.0%)    (0.5%)   32.2%     1.6%    (0.9%)   (1.8%)    1.4%    19.3%    31.9%     7.9%     5.3%     2.7%    (2.3%)

Depreciation

Historical

1994     1995     1996     1997     1998    1999                        3 Year    5 year     10 Year
---------------------------------------------------                     ----------------------------

6,005    6,637    7,362    7,859    7,285    7,004           Avg.        7,383      7,229      6,637
 (1.6%)   10.5%    10.9%     6.8%    (7.3%)   (3.9%)         CAGR         (5.6%)      1.4%       2.2%

Smoothed (3-Year)

  1980     1981     1982     1983    1984     1985     1986      1987    1988     1989     1990     1991     1992      1993
-------------------------------------------------------------------------------------------------------------------------------

                   2,658    2,845    3,134    3,417    3,405    3,390    3,605    4,271    5,063    5,738    6,037    6,146
                              7.0%    10.2%     9.0%    (0.4%)   (0.4%)    6.3%    18.5%    18.5%    13.3%     5.2%     1.8%

Smoothed (3-Year)

1994     1995     1996     1997     1998     1999                       3 Year    5 year     10 Year
---------------------------------------------------                     ----------------------------

6,119    6,249    6,668    7,286    7,502    7,383           Avg.        7,390      7,017      6,419
 (0.4%)    2.1%     6.7%     9.3%     3.0%    (1.6%)         CAGR          0.7%       4.3%       4.3%

Cap Ex

Historical

  1980    1981     1982     1983     1984      1985       1986     1987      1988       1989        1990       1991       1992
---------------------------------------------------------------------------------------------------------------------------------
1,914   1,686    3,220    16,276    3,982    5,127      5,979    11,455    22,795      5,957      6,794      9,940      2,363
        (11.9%)   91.0%    405.5%   (75.5%)   28.8%      16.6%     91.6%     99.0%     (73.9%)     14.1%      46.3%     (76.2%)


Cap Ex

Historical


   1993     1994      1995     1996       1997      1998      1999                  3 Year    5 year    10 Year
--------------------------------------------------------------------                ----------------------------
  4,948    9,133    9,874    11,914       533      4,774    14,410       Avg.       6,572      8,301     7,468
  109.4%    84.6%     8.1%     20.7%    (95.5%)    795.7%    201.8%      CAGR       420.0%       9.9%      8.7%

Smoothed (3-Year)

  1980    1981     1982     1983     1984      1985       1986     1987      1988       1989        1990       1991       1992
---------------------------------------------------------------------------------------------------------------------------------

                  2,273     7,061    7,826    8,462      5,029     7,520    13,410      13,402    11,849      7,564      6,366
                            210.6%    10.8%     8.1%     (40.6%)    49.5%     78.3%       (0.1%)   (11.6%)    (36.2%)    (15.8%)

Smoothed (3-Year)

   1993     1994      1995     1996       1997      1998      1999                   3 Year   5 year    10 Year
---------------------------------------------------------------------                ----------------------------

  5,750    5,481    7,985    10,307      7,440     5,740      6,572      Avg.       6,584      7,609     7,505
   (9.7%)   (4.7%)   45.7%     29.1%     (27.8%)   (22.8%)     14.5%     CAGR        (6.0%)     (4.8%)    (6.3%)


Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

  UNITED FOODS, INC.
  CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL



                                                                                                    (in thousands except per share)

  Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of Equity) + (Debt % of Capitalization)(Cost of Debt)

                                             28.6% Equity (13.83%) + 71.4% Debt (5.58%)

                                               ---------
                                                  7.9%
                                               ---------

                                    Cost of Equity                                             Data Used
                      -----------------------------------------------           ---------------------------------------------

                               Cost of Equity  = R(f) + B (R(m) - R)(f))        Capital Asset Pricing Model              (a)

                               Risk Free Rate  = R(f)                           10 Year Treasury Yield =           4.49% (b)

                       Beta of Common Stock    = B                              UFD Beta =                          0.7  (c)

                        Market Risk Premium    = (R(m) -  R(f))                 Common Stock Returns
                                                                                over Int.-term Gov't Bonds  =       8.9% (d)
                               Cost of Equity  = 4.5% + .7*(8.9%) + 3.5%        Micro-Cap Stock Premium             3.5%

                                                                                Cost of Debt =                    (1-T)*R(i)(e)

                                                       --------                                                 -------
                               Cost of Equity =          13.8%                                  Cost of Debt  =   5.6%
                                                       --------                                                 -------
                              Capitalization (f) = $20,430 of Market Equity + $50,909 of Long Term Debt   =   $71,339

                                                = 28.6% Equity + 71.4% Debt



(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b) 10 Year Treasury as of 9/30/98.

(c) Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e) Interest cost of 9.00%, tax adjusted at 38.0%.

(f) Assumes UFD has a targeted capital structure of 28.6% equity and 71.4% debt.

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

 UNITED FOODS, INC.
 CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL

                                                                                                   (in thousands except per share)
Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of Equity) + (Debt % of Capitalization)(Cost of Debt)

                                          32.1% Equity (19.98%) + 67.9% Debt (5.58%)

                                                     ---------
                                                       10.2%
                                                     ---------

                                     Cost of Equity                                             Data Used
                  -----------------------------------------------------         ---------------------------------------------
                           Cost of Equity  = R(f) + B (R(m) - R(f))             Capital Asset Pricing Model              (a)

                           Risk Free Rate  = R(f)                               10 Year Treasury Yield =           4.49% (b)

                  Beta of Common Stock     = B                                  UFD Beta =                          1.3  (c)

                  Market Risk Premium     = (R(m) - R(f))                       Common Stock Returns
                                                                                over Int.-term Gov't Bonds  =       8.9% (d)
                          Cost of Equity   = 4.5% + 1.3*(8.9%) + 3.5%           Micro-Cap Stock Premium             3.5%


                                                                                Cost of Debt =                    (1-T)*R(i)(e)
                                                  --------                                                 -------
                          Cost of Equity =          20.0%                                  Cost of Debt  =   5.6%
                                                  --------                                                 -------
                         Capitalization (f) = $20,430 of Market Equity + $43,249 of Long Term Debt   =   $63,679

                                            = 32.1% Equity + 67.9% Debt


(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b) 10 Year Treasury as of 9/30/98.

(c) Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e) Interest cost of 9.00%, tax adjusted at 38.0%.

(f) Assumes UFD has a targeted capital structure of 32.1% equity and 67.9% debt.

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

          UNITED FOODS, INC. -- Projection Model (0% Growth)
          Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method


          (Numbers in Thousands)
          (Fiscal Year Ended February)
           1/19/99  12:54 PM                                    2000         2001          2002          2003         2004
                                                                ----         ----          ----          ----         ----
          EBITDA                                            $  12,349     $  12,349    $  12,349     $  12,349     $ 12,349

          Depreciation and amortization                         7,004         7,004        7,004         7,004        7,004
          Interest expense                                      4,299         4,105        3,964         3,887        3,813
                                                            ---------     ---------    ---------     ---------     --------
            Pre-tax income                                      1,036         1,230        1,371         1,448        1,522
          Provision for income taxes                              394           467          521           550          578
                                                            ---------     ---------    ---------     ---------     --------
          Net income                                              642           762          850           898          943
                                                            =========     =========    =========     =========     ========
            Add: Depreciation & amortization                    7,004         7,004        7,004         7,004        7,004
            Add: After-tax interest expense                     2,666         2,545        2,458         2,410        2,364
            Less: Net additions to working capital (1)             --            --           --            --           --
            Less: Capital expenditures                         (7,004)       (7,004)      (7,004)       (7,004)      (7,004)
                                                            ---------     ---------    ---------     ---------     --------
                Operating cash flow                         $   3,308     $   3,308    $   3,308     $   3,308     $  3,308
                                                            =========     =========    =========     =========     ========
                       Cash flow growth                                         0.0%         0.0%          0.0%         0.0%


                                                                             EQUITY VALUATION MATRIX(2)


                                                              Discount            YEAR 2004 EBITDA Exit Multiple
                                                              Rate(3)        5.0x         6.0x        7.0x            8.0x
                                                              -------        ----         ----        ----            ----
                                                               8.0%        $  4,039    $  12,444    $  20,848      $  29,253
                                                              10.0%            (312)       7,355       15,023         22,691
                                                              12.0%          (4,231)       2,776        9,784         16,791

                                                                                                                   ---------
                                                             Average Valuation of Equity                           $  11,372
                                                                                                                   ---------

                                                                       PER SHARE EQUITY VALUATION MATRIX(2)(4)


                                                              Discount            YEAR 2004 EBITDA Exit Multiple
                                                              Rate(3)        5.0x         6.0x        7.0x            8.0x
                                                              -------        ----         ----        ----            ----
                                                                8.0%       $  0.59     $   1.83    $   3.06        $   4.30
                                                               10.0%       $ (0.05)    $   1.08    $   2.21        $   3.33
                                                               12.0%       $ (0.62)    $   0.41    $   1.44        $   2.47

                                                                                                                   --------
                                                            Average Per Share Valuation of Equity                  $   1.67
                                                                                                                   --------

------------------------------------------------

(1) Excluding cash and short-term debt.                     (3) Discount rates are near estimates of WACC.

(2) Less total capital liab. (net of cash) of $51,190       (4) Based on 6.8 million shares outstanding.


UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED INCOME STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)                    HISTORICAL                             PROJECTED
 5/26/99  3:49 PM                                  1999          2000        2001        2002        2003       2004
                                                ----------      --------   --------    ---------   --------   --------
Revenues                                         $209,107       $209,107   $209,107    $209,107    $209,107   $209,107
Cost of sales                                     169,667        169,667    169,667     169,667     169,667    169,667
                                                 --------       --------   --------    --------    --------   --------
Gross profit                                       39,440         39,440     39,440      39,440      39,440     39,440

General and administrative, net dep.               10,387         10,387     10,387      10,387      10,387     10,387
Direct selling expenses                            16,704         16,704     16,704      16,704      16,704     16,704
                                                 --------       --------   --------    --------    --------   --------
Total operating expenses                           27,091         27,091     27,091      27,091      27,091     27,091

EBITDA                                             12,349         12,349     12,349      12,349      12,349     12,349

Depreciation                                        7,004          7,004      7,004       7,004       7,004      7,004
                                                 --------       --------   --------    --------    --------   --------
Total depreciation & amortization                   7,004          7,004      7,004       7,004       7,004      7,004

Total operating income                              5,345          5,345      5,345       5,345       5,345      5,345

Interest expense                                    4,130          4,299      4,105       3,964       3,887      3,813
Interest (income)                                       -              -          -           -           -          -
Minority interest expense (income)                      -              -          -           -           -          -
Other expense                                          10             10         10          10          10         10
Other (income)                                        (15)             -          -           -           -          -
                                                 --------       --------   --------    --------    --------   --------
Other expenses (income)                             4,125          4,309      4,115       3,974       3,897      3,823

Pre-tax income                                      1,220          1,036      1,230       1,371       1,448      1,522
Provision for income taxes                            469            394        467         521         550        578
                                                 --------       --------   --------    --------    --------   --------
Net income                                       $    751       $    642   $    762    $    850    $    898   $    943
                                                 ========       ========   ========    ========    ========   ========

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended February)
 5/26/99  3:49 PM

                                                HISTORICAL                              PROJECTED
                                                   1999           2000        2001        2002        2003        2004
                                                ----------      --------    --------    ---------   --------    --------
ASSETS
Cash                                            $  3,721        $  2,025    $    278    $    100    $    100    $    100
Accounts receivable                               19,579          19,579      19,579      19,579      19,579      19,579
Inventory                                         35,364          35,364      35,364      35,364      35,364      35,364
Prepaid expenses                                   3,023           3,023       3,023       3,023       3,023       3,023
Deferred income taxes                              1,238           1,238       1,238       1,238       1,238       1,238
                                                --------        --------    --------    --------    --------    --------
Total current assets                              62,925          61,229      59,482      59,304      59,304      59,304

Land                                              12,860          12,860      12,860      12,860      12,860      12,860
Gross plant and equip.                           127,481         134,485     141,489     148,493     155,497     162,501
Accumulated depreciation                         (81,079)        (88,083)    (95,087)   (102,091)   (109,095)   (116,099)
                                                --------        --------    --------    --------    --------    --------
Net P,P&E                                         59,262          59,262      59,262      59,262      59,262      59,262

Fixed assets held for disposal                       804             804         804         804         804         804
Notes & accounts receivable                           50              50          50          50          50          50
Deferred charges & other assets                    1,027           1,027       1,027       1,027       1,027       1,027
                                                --------        --------    --------    --------    --------    --------
Total assets                                    $124,068        $122,372    $120,625    $120,447    $120,447    $120,447
                                                ========        ========    ========    ========    ========    ========


LIABILITIES & EQUITY
Current maturities & short-term debt            $  2,338        $  2,509    $ 10,781    $  1,455    $  1,584    $ 25,839
Accounts payable                                  10,636          10,636      10,636      10,636      10,636      10,636
Accrued liabilities                                7,261           7,261       7,261       7,261       7,261       7,261
Income taxes payable                                 176             176         176         176         176         176
                                                --------        --------    --------    --------    --------    --------
Total current liabilities                         20,411          20,582      28,854      19,528      19,657      43,912

Long term debt
     Revolver                                          -               -           -       9,753      10,310      10,950
     Long term debt                               54,911          52,573      50,064      39,283      37,828      36,244
     Line of credit                                    -               -           -           -           -           -
                                                --------        --------    --------    --------    --------    --------
     Total debt                                   54,911          52,573      50,064      49,036      48,138      47,194
     Less current portion                         (2,338)         (2,509)    (10,781)     (1,455)     (1,584)    (25,839)
                                                --------        --------    --------    --------    --------    --------
     Total long-term debt                         52,573          50,064      39,283      47,581      46,554      21,355

Deferred income taxes                              4,585           4,585       4,585       4,585       4,585       4,585
                                                --------        --------    --------    --------    --------    --------
Total liabilities                                 77,569          75,231      72,722      71,694      70,796      69,852

Common stock                                       6,810           6,810       6,810       6,810       6,810       6,810
Additional paid-in-capital                         3,993           3,993       3,993       3,993       3,993       3,993
Retained earnings                                 35,696          36,338      37,100      37,950      38,848      39,792
                                                --------        --------    --------    --------    --------    --------
Total stockholders' equity                        46,499          47,141      47,903      48,753      49,651      50,595
                                                --------        --------    --------    --------    --------    --------
Total liabilities & equity                      $124,068        $122,372    $120,625    $120,447    $120,447    $120,447
                                                ========        ========    ========    ========    ========    ========

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED CASH FLOW STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)                                                        PROJECTED
 5/26/99  3:32 PM                                              2000        2001        2002        2003        2004
                                                             --------    --------     -------     -------     -------
Cash flows from operating activities:
     Net income                                              $    642    $    762     $   850     $   898     $   943
     Depreciation                                               7,004       7,004       7,004       7,004       7,004
                                                             --------    --------     -------     -------     -------
Net cash provided by operating activities                       7,646       7,766       7,854       7,902       7,947

Cash flows from investing activities
     Capital expenditures (net of dispositions)                (7,004)     (7,004)     (7,004)     (7,004)     (7,004)
                                                             --------    --------     -------     -------     -------
Net cash provided by investing activities                      (7,004)     (7,004)     (7,004)     (7,004)     (7,004)

Cash flows from financing activities
     Repayment of debt                                         (2,338)     (2,509)    (10,781)     (2,353)     (2,527)
     Drawdown on revolver                                           -           -       9,753       1,455       1,584
                                                             --------    --------     -------     -------     -------
Net cash provided by financing activities                      (2,338)     (2,509)     (1,028)       (898)       (943)
                                                             --------    --------     -------     -------     -------
Net additions to cash                                        $ (1,696)   $ (1,747)    $  (178)    $    (0)    $     -
                                                             ========    ========     =======     =======     =======

Beginning cash balance                                          3,721       2,025         278         100         100
Ending cash balance                                             2,025         278         100         100         100

Premium Analysis
--------------------------------------------------------------------------------
         United Foods, Inc.
         M&A Premium Analysis


         BASED ON ADJUSTED AVERAGE PREMIUM (1 WEEK BEFORE ANNOUNCEMENT)

                                                            IMPLIED
         CLASS          DATE      PREMIUM       PRICE     OFFER PRICE
         ------------------------------------------------------------
         A            9/9/98       36.83%       $2.63        $3.60
         B            9/9/98       36.83%       $2.81        $3.84

         Percentage of transactions with premiums below 20% is 30.7%.

         BASED ON ADJUSTED AVERAGE PREMIUM (4 WEEKS BEFORE ANNOUNCEMENT)

                                                            IMPLIED
         CLASS          DATE      PREMIUM       PRICE     OFFER PRICE
         ------------------------------------------------------------
         A            8/17/98      43.01%       $2.94        $4.20
         B            8/17/98      43.01%       $3.00        $4.29

         Percentage of transactions with premiums below 20% is 20.7%.

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
08/28/96    01/03/96    Recoton Corp                      International Jensen Inc             109.1     11.00    57.14     49.15
04/30/96    01/08/96    Lockheed Martin Corp              Loral Corp                          8762.4     38.00     7.42      8.19
04/30/96    01/09/96    CompuWare Corp                    Technalysis Corp                      32.6     14.00    16.67     16.67
07/30/96    01/11/96    National Golf Properties Inc      Golf Enterprises Inc                  82.9     12.00    45.46     45.46
02/26/96    01/16/96    Multicare Cos Inc                 Concord Health Group                 126.9      7.35    43.42     58.92
04/10/96    01/16/96    Depuy Inc(Corange Ltd)            Orthopedic Technology Inc             45.2     10.43    43.89     49.03
04/11/96    01/22/96    Farnell Electronics PLC           Premier Industrial Corp             2722.7     32.92    35.75     34.37
05/09/96    01/23/96    Spartech Corp                     Portage Industries Corp               15.8      6.60    78.98     78.98
07/16/96    01/24/96    First Maryland Bancorp,MD         1st Washington Bancorp Inc            81.9      8.13    51.16     44.44
03/29/96    01/24/96    Cisco Systems Inc                 TGV Software Inc                      92.4     15.57    70.63     73.00
04/08/96    01/29/96    WH Brady Co                       Varitronic Systems Inc                42.5     17.50    79.49     62.79
03/04/96    01/31/96    IBM Corp                          Tivoli Systems Inc                   709.8     47.50    25.00     41.79
06/19/96    02/05/96    Bay View Capital,San Mateo,CA     CTL Credit Inc                        65.0     18.00    82.28     69.41
05/01/96    02/12/96    Honeywell Inc                     Duracraft Corp                       286.7     43.50    50.00     68.12
09/18/96    02/13/96    Jacor Communications Inc          Citicasters(American Finl Grp)       767.6     29.50    15.69     28.26
07/12/96    02/13/96    Horizon/CMS Healthcare Corp       Medical Innovations Inc               30.3      1.85    18.40      5.71
07/01/96    02/13/96    LBO Enterprises                   S-K-I Ltd                            135.3     18.00    44.00     39.81
03/20/96    02/14/96    Unilever NV                       Helene Curtis Industries Inc         737.4     70.00    30.23     71.78
05/14/96    02/15/96    Genstar Capital Partners II LP    Andros Inc                            92.6     18.00    24.14     35.85
04/29/96    02/15/96    NationsBank Corp,Charlotte,NC     LDI Corp                              28.1      4.10    21.48     49.09
05/30/96    02/16/96    Tosco Corp                        Circle K Corp                        983.0     30.81    42.47     68.82
06/13/96    02/16/96    Marriott International Inc        Forum Group Inc                      622.3     13.00     8.33     44.44
07/01/96    02/23/96    Silicon Graphics Inc              Cray Research Inc                    770.0     30.00    21.21     20.60
09/16/96    02/26/96    Maxxim Medical Inc                Sterile Concepts Inc                 140.2     20.00    60.00     55.34
06/18/96    02/26/96    HS Resources Inc                  Tide West Oil Co                     201.3     15.91    44.64     51.52
07/10/96    02/29/96    TBC Corp                          Big O Tires Inc                       56.6     16.50     7.32     12.82
04/08/96    03/04/96    Lilly Industries Inc              Guardsman Products Inc               227.8     23.00    32.37     57.27
09/27/96    03/13/96    Keystone Consolidated Inds Inc    DeSoto Inc                            36.1      7.65    53.00     80.00
10/31/96    03/20/96    Mercantile Bancorp,St Louis,MO    Todays Bancorp Inc                    88.8     31.81    23.53     31.18
10/04/96    03/26/96    Camco Financial,Cambridge,OH      First Ashland Financial Corp          29.0     20.58    28.61     34.93
08/01/96    03/28/96    Koninklijke Ahold NV              Stop & Shop Cos                     2870.8     33.50    27.01     45.65
07/02/96    03/29/96    Motor Wheel Corp                  Hayes Wheels International Inc       563.8     32.00    33.33     43.02

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
10/21/96    03/29/96    ISB Financial,New Iberia,LA       Jefferson Bancorp,Gretna,LA           52.0     23.00    16.46     18.71
08/07/96    03/29/96    Abbott Laboratories               MediSense Inc                        821.6     45.00    48.76     39.00
07/19/96    04/01/96    Aetna Life & Casualty Co          US Healthcare Inc                   8939.0     57.00    21.28     18.75
10/15/96    04/10/96    Toronto-Dominion Bank             Waterhouse Investor Services         526.0     38.00    19.69     65.22
06/04/96    04/22/96    El Paso Field Svcs(El Paso)       Cornerstone Natural Gas Co            96.6      6.00    29.73    100.00
07/18/96    04/22/96    Reynolds & Reynolds Co            Duplex Products Inc                   90.1     12.00    28.86     36.17
09/30/96    04/22/96    Pinnacle Banc Grp,Oak Brook,IL    Financial Security,Chicago,IL         42.6     28.50    15.15     10.15
07/10/96    04/22/96    Cisco Systems Inc                 StrataCom Inc                       4833.5     57.50    59.72     79.69
06/03/96    04/22/96    K-III Communications Corp         Westcott Communications Inc          438.9     21.50    57.80     56.36
10/21/96    04/23/96    Security Banc Corp,OH             Third Financial Corp,Piqua,OH         43.9     33.41    13.74     14.22
10/01/96    04/25/96    Investor Group                    Sterling Chemicals Inc               798.4     12.00    47.69     47.69
10/14/96    04/29/96    Fidelity Financial of Ohio Inc    Circle Finl,Sharonville,Ohio          27.8     38.00    38.18     43.40
09/03/96    04/29/96    Hubco Inc,Mahwah,New Jersey       Hometown Bancorporation Inc,CT        31.9     17.75    29.09     29.09
03/27/97    04/29/96    Provident Cos                     Paul Revere Corp(Textron Inc)       1171.1     26.00     5.58      8.90
08/14/96    05/07/96    Tiger Real Estate Fund LP         Kahler Realty Corp                   222.7     17.00    13.33      9.68
10/01/96    05/10/96    HF Bancorp Inc,Hemet,CA           Palm Springs Savings Bank, CA         17.3     14.38    43.75     43.75
08/30/96    05/13/96    Getinge Industrier AB             MDT Corp                              70.3      5.50    22.22      4.76
11/15/96    05/16/96    Metrocall Inc                     A+ Network Inc                       345.1     21.10    40.67     63.88
07/23/96    05/20/96    General Electric Capital Svcs     AmeriData Technologies Inc           454.8     16.00    25.49     47.13
08/29/96    05/20/96    Finova Group Inc                  Financing for Science Intl Inc        39.2      6.40     6.67     12.53
09/30/96    05/23/96    Luther Burbank Savings,CA         NHS Financial,San Rafael,CA           29.6     11.50    17.95     21.05
09/04/96    05/24/96    Joint Energy Dvlp Investments     Clinton Gas Systems Inc               38.4      6.75    14.89     31.71
07/02/96    05/24/96    Lear Corp                         Masland Corp                         413.5     26.00    18.18     30.00
01/28/97    05/29/96    Regions Finl,Birmingham,AL        Florida First Bancorp Inc,FL          40.9     11.65    19.49     33.14
10/01/96    06/06/96    Investor Group                    AT&T Capital Corp(AT&T Corp)        2128.6     45.00    38.46     42.29
12/09/96    06/06/96    Greater Bay Bancorp               Cupertino National Bancorp,CA         27.7     13.79    20.83     23.03
08/23/96    06/10/96    Vemco Acquisition Corp            Bailey Corp                           47.8      8.75     6.06     11.11
07/22/96    06/10/96    Merck-Medco Managed Care Inc      SysteMed Inc                          64.8      3.00     4.35      9.09
07/23/96    06/11/96    Forstmann Little & Co             Community Health Systems Inc        1080.0     52.00    19.89     18.86
11/07/96    06/13/96    Citizens Financial Group,RI       Farmers & Mechanics Bank,CT           52.9     32.00    62.03     62.03
11/14/96    06/14/96    Western Ohio Financial Corp       Seven Hills Financial                 11.0     19.70    19.38     19.38
09/16/96    06/20/96    Public Storage Inc                Public Storage Properties X           50.2     20.92    13.08     10.83

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
09/16/96    06/20/96    Public Storage Inc                Public Storage Properties XII         55.2     22.34    14.56     15.30
08/23/96    06/21/96    United Communications Group       Computer Petroleum Corp               12.0      3.85    46.67     71.11
12/05/96    06/24/96    Renaissance Cosmetics Inc         MEM Co Inc                            38.2      7.50    81.82     90.48
11/01/96    06/24/96    First Banks America Inc           Sunrise Bancorp,Roseville,CA          18.7      4.00    52.38     45.46
02/21/97    06/27/96    Northwest Svgs Bk,Warren,PA       Bridgeville Savings Bank              18.3     16.00    10.35      8.48
10/02/96    06/28/96    General Re Corp                   National Re Corp                     904.6     53.00    65.63     60.61
09/27/96    06/28/96    Investor Group                    Salem Corp                            46.6     25.00    23.46     11.73
09/25/96    07/01/96    Rockwell International Corp       Brooktree Corp                       261.8     15.00    64.38     16.51
03/25/97    07/01/96    Tribune Co                        Renaissance Commun Corp             1094.4     36.00    19.01     20.50
08/08/96    07/02/96    Beacon Group Energy Investment    Ambar Inc                             66.6     18.00    17.07     50.00
10/10/96    07/12/96    Astor Chemicals                   ADCO Technologies Inc                 53.8     10.25    51.85     57.69
03/01/97    07/15/96    FBOP Corp,Oak Park,Illinois       SDNB Finl Corp, San Diego,CA          25.8      8.00    16.36     18.52
08/27/97    07/19/96    Huntsman Corp                     Rexene Corp                          606.8     16.00    60.00     56.10
10/25/96    07/22/96    Cisco Systems Inc                 Telebit Corp                         196.3     13.35    22.76      4.71
02/19/97    07/23/96    Capstar Broadcasting Partners     Osborn Communications Corp            89.9     15.38    50.00     38.20
01/03/97    07/29/96    First Nationwide Bank,CA          Cal Fed Bancorp,Los Angeles,CA      1287.8     23.50    32.39     31.47
11/29/96    08/02/96    General Electric Capital Corp     First Colony Corp                   1799.2     36.15    32.66     39.04
04/07/97    08/05/96    American Radio Systems Corp       EZ Communications Inc                687.3     47.30    56.36     89.20
02/14/97    08/05/96    PacifiCare Health Systems Inc     FHP International Corp              2000.1     33.27    27.37     19.10
10/03/96    08/07/96    Magna International Inc           Douglas & Lomason Co                 134.6     31.00    90.77    103.28
08/06/97    08/09/96    Houston Industries Inc            NorAm Energy Corp                   3648.8     16.12    46.52     41.69
11/25/96    08/14/96    Muenchener Rueckversicherungs     American Re Corp                    3967.8     65.00    41.69     44.04
11/07/96    08/14/96    OSI Holdings Corp                 Payco American Corp                  161.9     14.00    17.90     60.00
09/26/96    08/15/96    Sears Roebuck & Co                Orchard Supply Hardware Stores       423.7     35.00    25.56     28.44
09/20/96    08/19/96    Commonwealth Aluminum Corp        CasTech Aluminum Group Inc           328.7     20.50    57.69     45.13
12/17/96    08/26/96    Conseco Inc                       American Travellers Corp             868.3     36.91    37.35     81.17
03/04/97    08/26/96    Conseco Inc                       Capitol American Financial           715.5     37.71    51.60     56.31
01/09/97    08/26/96    Columbus McKinnon Corp            Spreckels Industries Inc             259.4     24.00    24.68     29.73
11/08/96    08/28/96    Doubletree Corp                   Red Lions Hotels(Red Lion Inn)      1174.1     30.38    33.55     31.38
11/14/96    08/29/96    Cypress Group LLC                 Amtrol Inc                           227.2     28.25    56.94     56.94
01/06/97    08/30/96    NationsBank Corp,Charlotte,NC     Boatmen's Bancshares,St Louis       9667.1     60.27    48.36     48.36
03/06/97    09/02/96    Potash Corp of Saskatchewan       Arcadian Corp                       1723.3     25.71    20.99     26.96

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
12/23/96    09/09/96    Revco DS Inc                      Big B Inc(Revco DS Inc)              335.4     17.25    66.27     58.62
01/03/97    09/10/96    Louisiana-Pacific Corp            GreenStone Industries Inc             29.2      5.25    52.73     58.49
03/04/97    09/11/96    American Eco Corp                 Chempower Inc                         50.0      6.20    48.06     45.88
06/30/97    09/12/96    Temple-Inland Financial Svcs      California Financial Hldg,CA         146.5     30.00    31.87     31.15
03/31/97    09/16/96    Mutual Savings Bk,Milwaukee,WI    First Fed Bancshares of Eau Cl       132.7     18.85    25.67     25.67
12/06/96    09/16/96    Schnitzer Steel Industries Inc    Proler International Corp             42.5      9.00   125.00    148.28
04/03/97    09/16/96    PennFirst Bancorp,Ellwood,PA      Troy Hill Bancorp,Pennsylvania        22.4     21.15    55.23     52.43
01/27/97    09/16/96    City National Bk,Beverly Hills    Ventura County Natl Bancorp,CA        46.7      5.03    43.71     38.76
02/28/97    09/26/96    AH Belo Corp                      Providence Journal Co               1429.6     32.27    64.43     65.49
06/27/97    09/30/96    Texas Pacific Group Inc           Belden & Blake Corp                  405.7     27.00    27.81     31.71
02/28/97    09/30/96    Cullen/Frost Bankers Inc,Texas    Corpus Christi Bancshares,TX          32.4     18.84    17.75     17.75
04/25/97    10/01/96    Prestige Fragrance & Cosmetics    Cosmetic Center Inc                   32.8      7.63    45.33    103.47
12/02/96    10/07/96    Computer Associates Intl Inc      Cheyenne Software Inc               1247.6     30.50    34.81     30.48
11/22/96    10/08/96    Nash Finch Co                     Super Food Services Inc              164.2     15.50    36.26     29.17
06/03/97    10/15/96    Investor Group                    Conrail Inc                        10435.9    115.00    60.28     60.28
12/23/96    10/15/96    Berkshire Hathaway Inc            FlightSafety International          1518.1     50.00    10.80     10.80
01/27/97    10/16/96    City National Bk,Beverly Hills    Riverside Natl Bk,Riverside,CA        42.8     18.00     2.86     29.73
02/27/97    10/17/96    Investor Group                    Triad Systems Corp                   193.1      9.25    60.87     89.74
03/31/97    10/21/96    Investor Group                    Detroit & Canada Tunnel Corp          36.5     54.00    74.19     54.29
04/16/97    10/23/96    Thomas H Lee Equity Fund III      Syratech Corp                        304.4     32.00    28.00     29.29
07/01/97    10/31/96    Patriot American Hospitality      California Jockey Club/Bay           199.7     33.00    88.57    103.08
12/18/96    10/31/96    Food Lion Inc                     Kash N' Karry Food Stores Inc        347.1     26.00    33.33      6.67
02/27/97    11/04/96    JC Penney Co                      Eckerd Corp                         3298.5     35.00    28.44     29.63
03/05/97    11/04/96    Citizens Bank of Massachusetts    Grove Banks,Chesnut Hill,MA           78.7     51.00    46.76     50.00
05/19/97    11/04/96    Glendale Fed Bk,Glendale,CA       TransWorld Bancorp,California         63.2     18.25    12.31     30.36
03/14/97    11/05/96    Harbour Group Ltd                 Panatech Research&Development         29.2      7.00    55.56     51.35
06/13/97    11/07/96    Shoreline Financial Corp,MI       SJS Bancorp Inc,St Joseph,MI          26.5     27.00    13.68     24.14
06/12/97    11/12/96    Investor Group                    Leslie's Poolmart                    112.8     14.50    31.82     31.82
12/17/96    11/13/96    IBM Corp                          Edmark Corp                          123.8     15.50    63.16     31.92
01/20/97    11/13/96    FCY Inc                           Medex Inc                            150.6     23.50    57.98     66.74
06/27/97    11/14/96    Vermont Financial Services,VT     Eastern Bancorp,Williston,VT          91.9     24.23     4.22     16.77
01/15/97    11/15/96    Mountasia Entertainment           Mountasia Entertainment               98.2      3.50    12.00     40.00

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
01/02/97    11/18/96    Intermet Corp                     Sudbury Inc                          155.4     12.50    25.00      9.89
05/01/97    11/22/96    ABN-AMRO Holding NV               Standard Fed Bancorp,Troy,MI        1971.1     59.00     6.79     15.40
02/28/97    11/25/96    PCA International Inc             American Studios Inc                  66.3      2.50   110.53    166.67
01/09/97    11/25/96    Applied Materials Inc             Opal Inc                             189.6     18.50    64.44    105.56
12/30/96    11/26/96    Clorox Co                         Armor All Products(McKesson)         410.1     19.09    13.97     13.97
01/16/97    11/27/96    Bell Industries Inc               Milgray Electronics Inc              100.0     14.77    16.99     20.57
04/30/97    11/29/96    CityFront Center LLC              Chicago Dock and Canal Trust         177.9     25.00    22.70     22.70
01/06/97    11/29/96    Tyco International Ltd            ElectroStar Inc                      111.0     14.00    27.27     16.67
01/30/97    12/02/96    Venator Group Inc                 Eastbay Inc                          146.0     24.00    28.00     23.08
05/01/97    12/03/96    Dime Bancorp Inc,New York,NY      BFS Bankorp Inc,New York,NY           91.5     52.00    16.85     22.35
02/26/97    12/05/96    ServiceMaster LP                  Barefoot Inc                         230.9     16.00    28.00     42.22
04/11/97    12/05/96    Public Storage Inc                Public Storage Properties XIV         82.4     26.00    30.82     31.65
04/11/97    12/05/96    Public Storage Inc                Public Storage Properties XV          79.1     26.00    28.40     32.48
01/10/97    12/05/96    Hadco Corp                        Zycon Corp                           211.7     18.00    46.94     94.60
02/21/97    12/11/96    Aon Corp                          Alexander & Alexander Services      1227.4     17.50     8.53      9.38
01/27/97    12/16/96    Zurn Industries Inc               Eljer Industries Inc                 175.6     24.00    84.62     90.10
01/27/97    12/16/96    Millipore Corp                    Tylan General Inc                    147.7     16.00    26.73     26.73
03/25/97    12/19/96    NIPSCO Industries Inc             IWC Resources Corp                   290.6     32.00    39.13     45.46
07/01/97    12/23/96    Mercantile Bancorp,St Louis,MO    Roosevelt Finl Group,Missouri       1187.1     24.43    32.05     26.09
04/16/97    12/24/96    American General Corp             Home Beneficial Corp                 665.1     39.00    39.29     50.00
06/09/97    12/26/96    Commerce Security Bancorp,CA      Eldorado Bancorp,Tustin,CA            91.7     23.00    14.29     12.88
05/01/97    12/27/96    US Bancorp,Portland,Oregon        Business & Professional Bk,CA         33.5     18.00    20.00     30.91
02/25/97    01/07/97    MedTrans Inc(Laidlaw Inc)         American Medical Response Inc       1011.1     40.00    23.08     36.75
02/10/97    01/07/97    DLB Oil & Gas Inc                 Bonray Drilling Corp                  12.7     30.00    11.11     30.44
04/24/97    01/17/97    AMF Bowling Centers(AMF Group)    American Recreation Centers           70.7      8.50    33.33     70.00
07/08/97    01/21/97    First Maryland Bancorp,MD         Dauphin Deposit Corp,PA             1343.4     46.93    43.28     48.97
03/05/97    01/22/97    Western Atlas Inc                 Norand Corp                          320.8     33.50    87.41     94.20
07/02/97    01/24/97    American Standard Inc             INCSTAR Corp(Sorin Biomedical)       106.3      6.32    53.21     68.53
07/24/97    01/27/97    EndoSonics Corp                   Cardiometrics Inc                     56.8      7.54    13.81     47.12
03/07/97    01/27/97    Honeywell Inc                     Measurex Corp                        597.0     35.00    42.13     45.83
03/10/97    02/03/97    Scotsman Industries Inc           Kysor Industrial Corp                359.2     43.00    17.01     24.64
03/31/97    02/10/97    Vencor Inc                        TheraTx Inc                          378.2     17.10    35.45     59.07

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
03/24/97    02/11/97    Johnson & Johnson                 Innotech Inc                         135.6     13.75    64.18     54.93
09/17/97    02/14/97    Greenwich Air Services Inc        UNC Inc                              442.7     15.00    41.18     36.36
06/27/97    02/18/97    NGC Corp                          Destec Energy Inc                   1222.4     21.65    80.42     63.40
08/06/97    02/19/97    United Bankshares Inc,WV          First Patriot Bankshares,VA           35.4     17.00     9.68      4.62
07/07/97    02/25/97    Pacific Century Financial Corp    CU Bancorp,Encino,California         178.4     15.34    18.00     25.22
07/21/97    02/26/97    MassBank Corp,Reading,MA          Glendale Co-Operative Bank,MA          6.9     28.00    33.33     40.00
08/01/97    02/28/97    CIGNA Corp                        Healthsource Inc                    1652.7     21.75    32.82     64.15
06/27/97    03/04/97    Ultimate Electronics Inc          Audio King Corp                        6.0      2.10    68.00     68.00
08/13/97    03/06/97    Fireman's Fund Insurance Co       Crop Growers Corp                     82.1     10.25    15.49     41.38
09/02/97    03/10/97    General Electric Co               Greenwich Air Services Inc           519.2     31.00    33.33     34.78
04/15/97    03/11/97    PacifiCorp Holdings Inc           TPC Corp                             408.5     13.41    65.05     55.48
10/01/97    03/14/97    Marshall & Ilsley,Milwaukee,WI    Security Capital,Milwaukee,WI       1115.8    111.06    32.61     39.92
09/04/97    03/17/97    TCF Finl Corp,Minneapolis,MN      Standard Financial,Chicago,IL        428.0     25.81    28.25     24.76
06/17/97    03/20/97    InvestCorp                        Falcon Building Products Inc         584.5     17.75    49.47     52.69
06/12/97    03/21/97    Olicom A/S                        CrossComm Corp                        84.6      8.93    70.17     70.17
04/28/97    03/24/97    Elsevier Science                  MDL Information Systems              310.7     32.00    43.82     54.22
05/07/97    03/25/97    IBP Inc (Occidental Petroleum)    Foodbrands America Inc               657.5     23.40    50.97     61.38
09/03/97    03/26/97    Hearst Broadcasting Group         Argyle Television Inc                322.2     26.50    16.48     14.60
08/01/97    03/26/97    Deposit Guaranty,Jackson,MS       CitiSave Finl,Baton Rouge,LA          20.3     20.50    50.46     46.43
10/01/97    03/31/97    Astoria Finl,Lake Success,NY      Greater NY Svgs Bk,New York,NY       318.1     25.16    56.01     62.30
06/03/97    03/31/97    Moore Corp Ltd                    Peak Technologies Group Inc          169.8     18.00    97.26     65.52
08/28/97    04/08/97    Citizens Financial Group,RI       BNH Bancshares,New Haven,CT           58.0     15.50    26.53     19.23
06/12/97    04/08/97    Jacor Communications Inc          Premiere Radio Networks Inc          208.9     18.78    19.23     19.23
06/24/97    04/09/97    Public Storage Inc                Public Storage Properties XVI         84.2     20.01     5.32      2.62
06/24/97    04/09/97    Public Storage Inc                Public Storage Ppties XVIII           78.6     19.55     7.12      2.90
06/24/97    04/09/97    Public Storage Inc                Public Storage Properties XIX         67.9     16.52     3.25      3.25
05/13/97    04/09/97    Tomkins PLC                       Stant Corp                           574.0     21.50    48.28     49.57
07/21/97    04/09/97    Procter & Gamble Co               Tambrands Inc                       2003.9     50.00    14.94     14.94
06/13/97    04/10/97    Hedstrom Corp(Hedstrom Hldgs)     ERO Inc                              203.6     11.25    16.88     30.44
06/26/97    04/10/97    Compaq Computer Corp              Microcom Inc                         267.6     16.25    91.18     35.42
11/12/97    04/14/97    Neptune Orient Lines Ltd          APL Ltd                              878.5     33.50    65.43     42.55
01/05/98    04/14/97    Patriot Amer Hosp/Wyndham Intl    Wyndham Hotel Corp                   773.1     30.53    44.52     48.93

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
06/30/97    04/15/97    Lernout & Hauspie Speech          Kurzweil Applied Intelligence         51.3      5.52    69.69     66.49
07/10/97    04/18/97    Investor Group                    LIVE Entertainment Inc                53.1      6.00     6.67     50.00
05/28/97    04/21/97    ITT Industries Inc                Goulds Pumps Inc                     922.1     37.00    57.45     60.87
06/10/97    04/21/97    Harcourt General Inc              National Education Corp              776.1     21.00    54.13     40.00
09/04/97    04/22/97    Fox Kids Worldwide Inc            International Family Ent Inc        1862.9     35.00    95.80    107.41
12/12/97    04/25/97    Peoples Bancorp,Marietta,OH       Gateway Bancorp,KY                    20.6     18.75    15.39     25.00
10/01/97    05/01/97    Area Bancshares Corp,Kentucky     Cardinal Bancshares,Kentucky          96.0     60.26    33.91     31.00
08/01/97    05/01/97    Chart Industries Inc              Cryenco Sciences Inc                  19.2      2.75    76.00     72.55
07/30/97    05/01/97    Choucroute Partners               David White Inc                        5.9     12.00    14.29     18.52
08/19/97    05/05/97    Giant Eagle Inc                   Riser Foods Inc                      468.5     42.00    29.23     26.79
06/13/97    05/05/97    Incentive AB                      Vivra Inc                           1660.5     35.62    41.77     35.70
08/15/97    05/06/97    GTE Corp                          BBN Corp                             713.8     29.00    32.57     64.54
01/05/98    05/06/97    Foundation Health Systems Inc     Physicians Health Services Inc       268.2     28.25    26.97     51.68
07/25/97    05/06/97    Riddell Sports Inc                Varsity Spirit                        91.0     18.90    28.14     23.93
06/03/98    05/07/97    Unitrin Inc                       Reliable Life Insurance Co           261.1    120.13    51.11     52.06
09/10/97    05/08/97    Nicolet Biomedical Inc            Imex Medical Systems Inc               9.3      1.35     2.76      2.76
11/04/97    05/08/97    Apollo Management LP              Living Centers of America Inc       1048.2     40.50    22.73     41.49
10/16/97    05/12/97    CTS Corp                          Dynamics Corp of America             244.6     64.08    94.17    112.70
08/14/97    05/21/97    Oxford Automotive Inc             Howell Industries Inc                 23.0     37.00    30.40     32.14
10/06/97    05/23/97    Price Communications Corp         Palmer Wireless Inc                  870.4     17.50    55.56     64.71
08/08/97    05/27/97    Columbia Natural Resources Inc    Alamco Inc                           102.8     15.75    11.50     16.67
07/03/97    05/28/97    Owens Corning                     Fibreboard Corp                      631.2     55.00    22.22     49.66
07/09/97    05/30/97    Whitehall Street Real Estate      Integrated Living Communities         79.7     11.50    21.05     50.82
10/16/97    05/30/97    Colonnade Capital LLC             National Picture and Frame Co         60.3     12.00    28.00     28.00
09/08/97    06/03/97    Humana Inc                        Physician Corp of America            405.1      7.00    12.00     23.08
07/14/97    06/05/97    Intermedia Communications Inc     DIGEX Inc                            171.6     13.00    35.95     31.65
10/14/97    06/06/97    Excel Communications Inc          Telco Communications Group Inc      1046.5     29.24    23.77     26.44
10/01/97    06/09/97    SAFECO Corp                       American States Financial Corp      3127.1     47.00    48.62     57.32
07/15/97    06/09/97    Atlas Copco North America Inc     Prime Service Inc                   1112.0     32.00    29.95     31.28
10/01/97    06/12/97    Thyssen AG                        Giddings & Lewis Inc                 703.0     21.00     9.80      0.60
08/29/97    06/16/97    United Dominion Industries Ltd    Core Industries Inc                  275.2     25.00    37.93     49.25
09/30/97    06/16/97    Investor Group                    Frederick's of Hollywood, Inc.        69.4      7.75    44.47     25.95

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
10/10/97    06/16/97    Genesis Eldercare                 Multicare Cos Inc                   1249.1     28.00    13.71     34.94
07/24/97    06/17/97    Monterey Resources Inc            McFarland Energy Inc                 111.2     18.55    41.33     44.78
07/25/97    06/17/97    CCL Industries Inc                Seda Specialty Packaging Corp        182.6     29.00    36.47     52.63
08/15/97    06/19/97    Gateway 2000 Inc                  Advanced Logic Research Inc          206.8     15.50    30.53     34.78
11/13/97    06/23/97    Crestar Finl Corp,Richmond,VA     American National Bancorp,MD          75.2     20.32    33.21     36.57
10/17/97    06/23/97    General Motors Acceptance(GM)     Integon Corp                         517.1     26.00    92.59     74.79
10/14/97    06/24/97    Louis Dreyfus Natural Gas         American Exploration Co              275.5     15.96    15.03     21.60
07/25/97    06/24/97    JW Childs Equity Partners LP      Jillians Entertainment Corp            4.7      0.50    77.78     45.46
09/29/97    06/24/97    Three Rivers Holding Corp         SMT Health Services Inc               75.6     11.75     2.17      8.05
10/09/97    06/30/97    Eaton Corp                        Fusion Systems Corp                  308.6     39.00     9.86     24.30
12/18/97    07/01/97    HMN Financial,Spring Valley,MN    Marshalltown Financial Corp,IA        25.9     17.51    12.97     16.73
09/23/97    07/02/97    Bunzl PLC                         American Filtrona Corp               183.5     46.52     2.24      3.38
10/28/97    07/02/97    Summa Industries Inc              Calnetics Corp                        23.4      7.35    33.64     25.11
09/26/97    07/03/97    Port Royal Holdings Inc           Krystal Co                           145.4     14.50   169.77    176.19
08/06/97    07/03/97    Raab Karcher AG(VEBA AG)          Wyle Electronics                     633.0     50.00    38.41     35.14
10/24/97    07/08/97    ING Groep NV                      Equitable of Iowa Cos               2626.4     68.00    20.35     21.70
09/23/97    07/09/97    CDSI Holding Corp                 Control Data Systems Inc             273.9     20.25    30.65     35.00
10/28/97    07/14/97    Investor Group                    Katz Media Group                     371.9     11.00    69.23     93.41
09/04/97    07/15/97    Nortek Inc                        Ply-Gem Industries Inc               476.3     19.50    16.42     19.08
09/29/97    07/17/97    Lucent Technologies Inc           Octel Communications Corp           1824.8     31.00    37.40     41.31
12/02/97    07/23/97    Benihana Inc                      Rudy's Restaurant Group               18.8      5.00    70.21     72.04
09/15/97    07/24/97    Mallinckrodt Inc                  Nellcor Puritan-Bennett             1858.4     28.50    43.40     57.24
02/02/98    07/28/97    Intel Corp                        Chips and Technologies Inc           422.9     17.50    32.08     68.68
10/08/97    07/28/97    Sun Healthcare Group Inc          Regency Health Services Inc          587.9     22.00    50.43     43.09
09/24/97    07/31/97    American Industrial Partners      Bucyrus International Inc            193.3     18.00    46.94     71.43
01/27/98    07/31/97    Western Bancorp,California        Santa Monica Bank                    198.2     28.00    17.59     28.74
09/26/97    08/01/97    Integrated Health Services Inc    Community Care of America Inc         94.0      4.00    18.52     88.24
12/02/97    08/07/97    SPS Technologies Inc              Magnetic Technologies Corp            16.8      5.00    25.00     33.33
12/22/97    08/08/97    USF&G Corp                        Titan Holdings Inc                   278.1     22.47    19.06     24.85
12/19/97    08/11/97    Confetti Acquisition Inc          Amscan Holdings Inc                  334.9     16.50    37.50     46.67
09/17/97    08/12/97    Steris Corp                       Isomedix Inc                         139.8     20.50    15.49     13.89
03/03/98    08/12/97    Hicks Muse Tate & Furst Inc       LIN Television Corp                 1960.6     55.00    18.75     18.01

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
09/24/97    08/14/97    MedPartners Inc                   Talbert Medical Management           189.0     63.00    18.87     36.96
12/29/97    08/14/97    Madison Dearborn Partners         Tuesday Morning Corp                 298.6     25.00    25.79     11.11
12/05/97    08/14/97    Comforce Corp                     Uniforce Services Inc                140.7     32.24    37.56     52.62
10/21/97    08/25/97    Household International Inc       ACC Consumer Finance Corp            186.9     21.39    34.75     29.64
10/03/97    08/25/97    Cambrex Corp                      BioWhittaker Inc                     130.5     11.63    38.87     47.68
12/22/97    08/26/97    Imperial Holly Corp               Savannah Foods & Industries          582.9     20.25    14.89     17.39
02/25/98    08/28/97    Wellsford Real Properties Inc     Value Property Trust                 186.6     16.17    20.90     18.68
10/10/97    08/28/97    Applied Power Inc                 Versa Technologies Inc               141.9     24.63    33.11     31.33
01/09/98    09/04/97    Tyson Foods Inc                   Hudson Foods Inc                     648.4     21.23    31.63     28.64
11/26/97    09/05/97    Misys PLC                         Medic Computer Systems Inc           915.8     35.00    12.00     25.00
12/22/97    09/11/97    Pillowtex Corp                    Fieldcrest Cannon Inc                768.2     34.00     8.58     31.72
12/09/97    09/12/97    Tivoli Systems Inc(IBM Corp)      Unison Software Inc                  183.0     15.00    25.00     22.45
02/06/98    09/15/97    Star Banc Corp,Cincinnati,OH      Great Financial Corp,Kentucky        663.5     44.00    23.51     33.84
01/16/98    09/19/97    Marshall Industries               Sterling Electronics Corp            217.6     21.00    30.23     57.01
12/05/97    09/22/97    Conseco Inc                       Washington National Corp             424.0     33.25     4.11     12.24
01/22/98    09/23/97    Investor Group                    El Chico Restaurants Inc              49.2     12.75    75.86    104.00
01/12/98    09/23/97    Shell Oil(Royal Dutch Petro)      Tejas Gas Corp                      2165.6     61.50    22.39     33.70
11/24/97    09/24/97    Ligand Pharmaceuticals Inc        Allergan Ligand Retinoid              71.4     21.97    11.59      7.83
02/19/98    09/25/97    Carpenter Technology Corp         Talley Industries Inc                309.4     12.00    10.98     34.27
12/22/97    09/29/97    Wallace Computer Services Inc     Graphic Industries Inc               424.5     21.75    19.18     34.88
11/26/97    09/30/97    AHC Acquisition Corp              Arbor Health Care Co                 424.2     45.00    19.60     26.76
12/05/97    10/01/97    Land O' Lakes Inc                 Alpine Lace Brands Inc                48.4      9.13    48.98     46.00
12/23/97    10/09/97    Borden Chemical Inc(Borden)       Melamine Chemicals Inc               119.7     20.50    72.63     70.83
11/19/97    10/10/97    Kennametal Inc                    Greenfield Industries Inc            957.0     38.00    26.67     44.08
11/21/97    10/15/97    FinishMaster Inc(Lacey Distn)     Thompson PBE Inc                      69.3      8.00    33.33     42.22
02/12/98    10/16/97    Hartford Financial Services       Omni Insurance Group Inc             184.7     31.75    75.78    130.91
12/29/97    10/17/97    Emerson Electric Co               Computational Systems Inc            158.6     29.65    48.25     62.47
11/19/97    10/17/97    BTR PLC                           Exide Electronics Group Inc          583.2     29.00   133.17    149.46
03/31/98    10/17/97    First Federal Savings,Iowa        GFS Bancorp Inc,Grinnell,IA           17.9     17.65     7.38     13.87
02/24/98    10/20/97    Starwood Hotels & Resorts         ITT Corp                           13748.2     85.00    98.25     95.40
03/06/98    10/20/97    Kinder Morgan Energy Partners     Santa Fe Pacific Pipeline           1473.0     54.21    33.24     38.56
01/07/98    10/21/97    Berkshire Hathaway Inc            International Dairy Queen Inc        596.9     27.00     9.09      9.37

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
02/27/98    10/23/97    Eastern Bank Corp,Lynn,MA         Emerald Isle Bancorp,Quincy,MA        76.6     33.00    28.78     33.33
02/10/98    10/27/97    National Australia Bank Ltd       HomeSide Inc                        1230.1     27.83    12.14      7.28
04/01/98    10/28/97    First Empire State Corp,NY        ONBANCorp Inc,Syracuse,NY            893.0     69.50    12.89     21.40
05/22/98    11/03/97    FirstMerit Corp                   CoBancorp Inc                        157.3     44.50    30.88     52.14
03/03/98    11/12/97    Tekni-Plex Inc                    PureTec Corp                         324.6      3.50    34.94     31.77
03/25/98    11/13/97    Investor Group                    Chartwell Leisure Inc                240.8     17.25     4.55     11.29
01/08/98    11/18/97    Cendant Corp                      Jackson Hewitt                       468.2     68.00    21.70     47.83
02/27/98    11/19/97    Texas Instruments Inc             Amati Communications Corp            459.8     20.00    44.14     13.48
01/28/98    11/21/97    TRW Inc                           BDM International Inc                888.0     29.50    43.47     38.01
01/20/98    11/21/97    Co-Steel Inc                      New Jersey Steel(Von Roll)           173.5     23.00   170.59    166.67
02/03/98    11/24/97    Davel Communications Group Inc    Communications Central Inc           102.4     10.50    25.37     12.00
01/07/98    11/24/97    Cypress Group LLC                 General Host Corp                    326.2      5.50    62.96     79.59
02/25/98    11/26/97    Investor Group                    Universal Hospital Services          133.0     15.50    29.17     25.25
12/30/97    11/28/97    Lund International Holdings       Deflecta-Shield Corp                  89.8     16.00    33.33     77.78
06/02/98    12/02/97    Patriot Amer Hosp/Wyndham Intl    Interstate Hotels Co                2055.9     37.50     8.70     27.39
02/13/98    12/12/97    Voith Sulzer Paper Technology     Impact Systems Inc                    28.6      2.75    49.15     44.26
05/29/98    12/12/97    Bethlehem Steel Corp              Lukens Inc                           700.2     30.00    94.33     69.61
05/01/98    12/15/97    US Bancorp,Minneapolis,MN         Piper Jaffray Cos                    767.8     37.25    24.17     54.01
01/30/98    12/16/97    SulzerMedica(Gebrueder Sulzer)    Spine-Tech Inc                       621.1     52.00    52.94     55.81
01/23/98    12/17/97    InvaCare Corporation              Suburban Ostomy Supply Co Inc        130.8     11.75    13.25     13.25
06/17/98    12/19/97    Harsco Corp                       Chemi-Trol Chemical Co                46.1     23.00    61.40     64.29
05/20/98    12/22/97    MDC Communications Corp           Artistic Greetings Inc                33.6      5.70    47.10     52.00
04/01/98    12/23/97    Outsourcing Solutions Inc         Union Corp                           193.0     31.50    13.51     23.53
07/06/98    12/30/97    Pacific Bank NA,CA                Sterling West Bancorp,CA              12.2      7.11    35.43     23.65
07/17/98    01/05/98    Meditrust Acquisition Co          La Quinta Inns Inc                  2907.5     26.00    35.95     35.95
04/01/98    01/06/98    Oakwood Homes Corp                Schult Homes Corp                    101.4     22.50    10.43     19.21
02/19/98    01/12/98    Research Institute of America     Computer Language Research Inc       325.4     22.50    62.16     69.81
07/31/98    01/13/98    CertainTeed Corp                  Bird Corp                             39.2      5.50    18.92     29.41
06/02/98    01/14/98    EastGroup Properties              Meridian Point Realty Trust           51.7      8.50    65.85     88.89
10/05/98    01/20/98    Albertson's Inc                   Buttrey Food and Drug Stores         139.2     15.50    44.19     47.62
05/27/98    01/20/98    Investor Group                    Regal Cinemas Inc                   1462.7     31.00    10.71     34.78
05/15/98    01/21/98    Microsemi Corp                    BKC Semiconductors Inc                13.3      9.17    59.48     66.73

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
06/11/98    01/26/98    Compaq Computer Corp              Digital Equipment Corp              9123.7     60.00    50.25     62.45
03/03/98    01/27/98    Sage Group PLC                    State of the Art Inc                 245.2     22.00    35.39     35.39
03/05/98    01/28/98    Kerr Group Inc                    Sun Coast Industries Inc              45.5     10.75    62.26     84.95
06/05/98    01/29/98    US Aggregates Inc                 Monroc Inc                            50.3     10.77    10.46      6.37
05/21/98    01/29/98    AmeriServe Food Distn Inc         ProSource Inc(Onex Corp)             343.3     15.00   106.90    100.00
06/18/98    02/09/98    USA Waste Services Inc            American Waste Services              122.1      4.00   156.00    166.67
06/30/98    02/09/98    Banco Bilbao Vizcaya SA           PonceBank                            164.5     26.10    14.10     25.78
04/16/98    02/09/98    Fountain View(Heritage)           Summit Care Corp                     275.1     21.00    31.25     37.71
06/04/98    02/10/98    Canadian National Railway Co      Illinois Central Corp               2931.0     39.00    20.00     18.86
06/10/98    02/11/98    Sombrero Acquisition Corp         MTL Inc                              250.1     40.00    38.53     56.10
05/20/98    02/11/98    Wolters Kluwer NV                 Waverly Inc                          375.6     39.00    50.73     50.73
08/17/98    02/17/98    HB Acquisition Corp               Bell Sports Corp                     165.7     10.25    13.10      8.61
05/27/98    02/17/98    Applied Graphics Technologies     Devon Group Inc                      474.4     60.08    32.03     37.91
10/15/98    02/19/98    Hollywood Park Inc                Casino Magic Corp                    344.8      2.27    32.07     32.07
04/06/98    02/24/98    Siebe PLC                         Wonderware Corp                      362.7     24.00    59.34     79.44
08/17/98    03/02/98    El Paso Natural Gas Co            DeepTech International               375.4     14.00     9.80     15.46
04/30/98    03/02/98    Sunbeam Corp                      First Alert Inc                      129.2      5.25    90.91    110.00
04/30/98    03/02/98    Sunbeam Corp                      Signature Brands USA Inc              81.7      8.25    60.98    106.25
05/20/98    03/05/98    Xerox Corp                        Intelligent Electronics Inc          341.6      7.60    19.22     34.37
07/31/98    03/06/98    Aluminum Co of America{Alcoa}     Alumax Inc                          3944.2     49.39    33.26     36.25
04/30/98    03/06/98    ASK AS                            Proxima Corp                          82.9     11.00    25.71     23.94
06/25/98    03/09/98    American Cellular Corp            PriCellular Corp                    1385.2     14.00    16.67     16.06
06/19/98    03/10/98    Communications Instruments Inc    Corcom Inc                            51.7     13.00    31.65     36.84
04/20/98    03/12/98    Great Universal Stores PLC        Metromail Corp                       837.9     34.50    28.37     30.19
07/31/98    03/13/98    Investor Group                    MedCath Inc                          227.8     19.00    10.95     34.51
07/10/98    03/16/98    Abbott Laboratories               International Murex Tech Corp        232.7     13.00    38.21     50.73
05/11/98    03/30/98    Knowledge Beginnings Inc          Children's Discovery Centers          89.1     12.25    16.67     25.64
07/21/98    04/03/98    NE Restaurant Co Inc              Bertucci's Inc                        96.5     10.50    35.48     35.48
05/19/98    04/08/98    Huntsman Packaging Corp           Blessings Corp                       269.7     21.00    18.31     34.94
05/15/98    04/09/98    Richfood Holdings Inc             Dart Group Corp                      193.3    160.00    11.89     19.40
07/29/98    04/09/98    Camelot Music Holdings            Spec's Music Inc                      26.8      3.30    65.00     65.00
06/26/98    04/10/98    CompuCom SystemsInc(Safeguard)    Dataflex Corp                         25.2      4.10     9.33     23.77

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
05/29/98    04/15/98    Siebe PLC                         Simulation Sciences Inc              146.5     10.00    16.79     11.11
07/21/98    04/17/98    Sterling Commerce Inc             XcelleNet Inc                        214.3     22.02    12.55      7.73
08/25/98    04/21/98    Investor Group                    PCA International Inc                232.5     26.50    17.78     20.46
06/24/98    04/21/98    General Electric Co PLC           Tracor Inc                          1323.5     40.00    16.79     25.00
06/29/98    04/22/98    Evans & Sutherland Computer       AccelGraphics Inc                     55.9      5.75    22.67     21.05
07/31/98    04/23/98    Piccadilly Cafeterias Inc         Morrison Restaurants Inc              46.2      5.00    73.91     81.82
08/30/98    04/27/98    Genesis Health Ventures Inc       Vitalink Pharmacy Services Inc       678.4     22.50    12.15      6.51
06/01/98    04/27/98    Lucent Technologies Inc           Yurie Systems Inc                   1044.1     35.00    17.40     49.73
07/20/98    04/28/98    Snap-On Inc                       Hein-Werner Corp                      37.5     12.60    65.25     80.00
06/10/98    05/04/98    Tropical Sportswear Intl Corp     Farah Inc                             93.6      9.00    44.00     39.81
06/29/98    05/04/98    ARCO                              Union Texas Petroleum Holdings      2741.4     29.00    46.84     36.47
09/25/98    05/05/98    Investor Group                    Allied Digital Technologies Co        69.2      5.00    14.29     37.93
08/06/98    05/06/98    Fidelity & Deposit Co of MD       Mountbatten Inc                       43.4     14.60     6.18      4.29
06/15/98    05/08/98    Agrobios(Desc SA de CV)           Authentic Specialty Foods Inc        141.9     17.00    13.33     37.37
07/14/98    05/11/98    Diamond Multimedia Systems Inc    Micronics Computers Inc               31.7      2.45    15.29     50.77
06/26/98    05/13/98    Filtronic Comtek PLC              Sage Laboratories Inc                 20.2     17.50    34.62     35.92
08/19/98    05/18/98    Dillard's Inc                     Mercantile Stores Co Inc            2943.1     80.00     9.59     15.42
09/15/98    05/20/98    GE Medical Systems                InnoServ Technologies                 13.1      4.25    32.04     41.67
10/22/98    05/20/98    Licking Rural Electrification     National Gas & Oil Co                 93.0     13.00    18.18     26.06
07/22/98    05/22/98    Gambrinus Co                      Pete's Brewing Co                     69.4      6.38    39.73     42.66
07/07/98    05/28/98    Bowne & Co Inc                    Donnelley Enterprise Solutions       105.2     21.00    61.54     83.61
08/28/98    06/01/98    US Xpress Enterprises Inc         PST Vans Inc                          83.9      7.47    35.82     10.67
07/21/98    06/12/98    Armstrong World Industries Inc    Triangle Pacific Corp             1124.3       55.50    26.50     24.02
08/31/98    06/16/98    Linsalata Capital Partners        Personnel Management Inc              34.9     16.00    23.08     23.08
09/08/98    06/17/98    Carlton Communications PLC        Nimbus CD International Inc          264.9     11.50     5.75     10.84
07/28/98    06/18/98    Lyondell Petrochemical Co         ARCO Chemical Co(ARCO)              5645.7     57.75    12.27      3.36
09/22/98    06/29/98    Key Energy Group Inc              Dawson Production Services Inc       348.8     17.50    50.54     66.67
09/21/98    07/07/98    Investor Group                    Republic Engineered Steels           417.8      7.25    68.12     45.00
09/18/98    07/14/98    Henkel KGaA                       DEP Corp                              89.7      5.25    95.35     78.72
09/02/98    07/17/98    DLJ Merchant Banking Inc          DeCrane Aircraft Holdings Inc        181.5     23.00    28.67     33.82
10/06/98    07/20/98    SPX Corp                          General Signal Corp                 2318.7     45.00    22.66     19.40
09/10/98    07/28/98    Network Associates Inc            CyberMedia Inc                       130.1      9.50    38.18    117.14

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                                PREMIUM    PREMIUM
                                                                                                                 1 WEEK    4 WEEKS
                                                                                             VALUE OF    PRICE  PRIOR TO  PRIOR TO
  DATE         DATE                                                                        TRANSACTION    PER     ANN.      ANN.
EFFECTIVE   ANNOUNCED   ACQUIROR NAME                     TARGET NAME                        ($ MIL)     SHARE    DATE      DATE
--------    --------    ------------                      ------------------------           -------     -----    -----     -----
09/11/98    07/29/98    EBC Texas Acquisition Corp        E-Z Serve Corp                        43.2      0.60    20.00     20.00
10/15/98    07/30/98    Hercules Inc                      BetzDearborn Inc                    3090.3     72.00    94.60     73.49
11/13/98    09/23/98    USFreightways Corp                Golden Eagle Group Inc                30.2      4.45   184.80    223.64
11/30/98    10/21/98    Union Planters Bk Nat Assoc       Capital Factors Holdings Inc          22.2     17.50     8.95      2.94
12/14/98    10/27/98    Allmerica Financial Corp          Citizens Corp(Hanover Ins Co)        212.4     33.25    17.18     20.91
12/10/98    11/02/98    Danone Group                      AquaPenn Spring Water Co Inc         110.3     13.00   100.00    160.00
12/22/98    11/09/98    Stonington Partners Inc           Global Motorsport Group Inc          109.0     19.50    33.76     31.09


                                                                                             --------------------------------------
                                                                                             Median            31.65         36.36
                                                                                             Average           37.12         43.37
                                                                                             Adj. Avg.         36.83         43.01
                                                                                             --------------------------------------

                                                                                             Below 20%           120            81
                                                                                             % Below 20%       30.7%         20.7%

Stock Price Analysis
--------------------------------------------------------------------------------





                               United Foods, Inc.
             Daily Price & Volume Trading Statistics Since 12/31/97




UNITED FOODS, INC. - CLASS A                 UNITED FOODS, INC. - CLASS B

          CHART                                         CHART

Stock Price Analysis
--------------------------------------------------------------------------------

                             UNITED FOODS - CLASS A
             Shares Traded at Various Prices From 1/16/98 to 1/18/99


                                                                                         CUMULATIVE
                                                                      ------------------------------------------------
                           DAYS     % OF TOTAL            % OF TOTAL     DAYS     % OF TOTAL                % OF TOTAL
           TRADING       DAILY AVG.    DAYS       TRADING   TRADING    DAILY AVG.    DAYS       TRADING      TRADING
           RANGE (1)     IN RANGE     TRADED      VOLUME    VOLUME     IN RANGE     TRADED      VOLUME        VOLUME
            < $2.30          0         0.0%         --        0.0%         0         0.0%         --            0.0%
         $2.30 - $2.45       10        4.0%       25,600      4.8%        10         4.0%       25,600          4.8%
         $2.45 - $2.60       28       11.1%       78,800     14.9%        38        15.1%      104,400         19.7%
         $2.60 - $2.75       45       17.9%       64,700     12.2%        83        32.9%      169,100         31.9%
         $2.75 - $2.90       35       13.9%       88,200     16.6%       118        46.8%      257,300         48.5%
         $2.90 - $3.05       15        6.0%       21,700      4.1%       133        52.8%      279,000         52.6%
         $3.05 - $3.20       24        9.5%       32,700      6.2%       157        62.3%      311,700         58.8%
         $3.20 - $3.35       41       16.3%       62,800     11.8%       198        78.6%      374,500         70.6%
         $3.35 - $3.50       33       13.1%       55,400     10.4%       231        91.7%      429,900         81.1%
         $3.50 - $3.65       11        4.4%       30,200      5.7%       242        96.0%      460,100         86.8%
         $3.65 - $3.80        8        3.2%       33,900      6.4%       250        99.2%      494,000         93.2%
         $3.80 - $3.95        2        0.8%       36,200      6.8%       252       100.0%      530,200        100.0%
            > $3.95           0        0.0%         --        0.0%       252       100.0%      530,200        100.0%

       TOTAL:               252      100.0%       530,200   100.0%



                                 SHARES TRADED

                                     CHART



(1) Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 2,104 shares or $6,431.11 and the average daily close has been $3.02.

Stock Price Analysis
--------------------------------------------------------------------------------

                             UNITED FOODS - CLASS B
             Shares Traded at Various Prices From 1/16/98 to 1/18/99



                                                                                           CUMULATIVE
                                                                        ------------------------------------------------
                         DAYS       % OF TOTAL             % OF TOTAL     DAYS     % OF TOTAL                 % OF TOTAL
          TRADING      DAILY AVG.      DAYS       TRADING    TRADING    DAILY AVG.    DAYS        TRADING       TRADING
          RANGE (1)    IN RANGE       TRADED      VOLUME     VOLUME     IN RANGE     TRADED       VOLUME        VOLUME
           < $2.30           0         0.0%        --         0.0%          0         0.0%          --            0.0%
        $2.30 - $2.45        3         1.2%        1,200      0.5%          3         1.2%         1,200          0.5%
        $2.45 - $2.60       13         5.2%       11,600      4.8%         16         6.3%        12,800          5.3%
        $2.60 - $2.75       38        15.1%       42,400     17.7%         54        21.4%        55,200         23.0%
        $2.75 - $2.90       42        16.7%       20,700      8.6%         96        38.1%        75,900         31.7%
        $2.90 - $3.05       31        12.3%       25,800     10.8%        127        50.4%       101,700         42.4%
        $3.05 - $3.20       26        10.3%       28,600     11.9%        153        60.7%       130,300         54.4%
        $3.20 - $3.35       16         6.3%       27,000     11.3%        169        67.1%       157,300         65.6%
        $3.35 - $3.50       49        19.4%       44,300     18.5%        218        86.5%       201,600         84.1%
        $3.50 - $3.65       27        10.7%       28,000     11.7%        245        97.2%       229,600         95.8%
        $3.65 - $3.80        7         2.8%       10,100      4.2%        252       100.0%       239,700        100.0%
           >= $3.80          0         0.0%         --        0.0%        252       100.0%       239,700        100.0%

      TOTAL:               252       100.0%      239,700    100.0%






                                     CHART



(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 951 shares or $2,978.70 and the average daily close has been $3.10.

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     19-Jan-99        2,900         $ 2.50      $ 2.50      $ 2.50
     15-Jan-99         600            2.38        2.38        2.38
     14-Jan-99        6,800           2.50        2.44        2.44
     13-Jan-99          NA            2.50        2.31        2.41
     12-Jan-99         500            2.44        2.38        2.38
     11-Jan-99        5,000           2.50        2.38        2.38
     08-Jan-99          NA            2.69        2.38        2.53
     07-Jan-99          NA            2.75        2.44        2.59
     06-Jan-99        2,800           2.63        2.56        2.56
     05-Jan-99        1,000           2.56        2.56        2.56
     04-Jan-99        13,500          2.69        2.50        2.69
     31-Dec-98        3,500           2.50        2.50        2.50
     30-Dec-98        5,100           2.63        2.50        2.50
     29-Dec-98          NA            2.69        2.31        2.50
     28-Dec-98        1,000           2.38        2.38        2.38
     24-Dec-98         400            2.50        2.50        2.50
     23-Dec-98        2,600           2.50        2.38        2.50
     22-Dec-98        6,000           2.50        2.50        2.50
     21-Dec-98         200            2.56        2.56        2.56
     18-Dec-98         200            2.56        2.56        2.56
     17-Dec-98          NA            2.75        2.50        2.63
     16-Dec-98          NA            2.81        2.44        2.63
     15-Dec-98          NA            2.75        2.50        2.63
     14-Dec-98          NA            2.81        2.50        2.66
     11-Dec-98        1,000           2.63        2.63        2.63
     10-Dec-98         600            2.69        2.69        2.69
     09-Dec-98         400            2.69        2.69        2.69
     08-Dec-98          NA            3.00        2.50        2.75
     07-Dec-98         300            2.69        2.69        2.69

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     04-Dec-98          NA            2.88        2.50        2.69
     03-Dec-98         400            2.69        2.69        2.69
     02-Dec-98         300            2.75        2.75        2.75
     01-Dec-98          NA            2.94        2.63        2.78
     30-Nov-98        7,500           2.81        2.50        2.81
     27-Nov-98          NA            2.94        2.25        2.59
     25-Nov-98        10,300          2.63        2.63        2.63
     24-Nov-98        10,800          2.50        2.38        2.38
     23-Nov-98         200            2.63        2.63        2.63
     20-Nov-98          NA            2.75        2.44        2.59
     19-Nov-98        9,000           2.63        2.63        2.63
     18-Nov-98        3,500           2.63        2.63        2.63
     17-Nov-98         500            2.69        2.63        2.63
     16-Nov-98        1,200           2.69        2.69        2.69
     13-Nov-98          NA            2.94        2.63        2.78
     12-Nov-98          NA            2.94        2.69        2.81
     11-Nov-98        2,300           2.81        2.81        2.81
     10-Nov-98          NA            2.94        2.69        2.81
     09-Nov-98          NA            3.00        2.69        2.84
     06-Nov-98          NA            2.94        2.63        2.78
     05-Nov-98         500            2.81        2.81        2.81
     04-Nov-98          NA            3.00        2.50        2.75
     03-Nov-98          NA            3.00        2.75        2.88
     02-Nov-98          NA            3.06        2.75        2.91
     30-Oct-98        6,000           2.94        2.75        2.94
     29-Oct-98          NA            3.00        2.69        2.84
     28-Oct-98          NA            3.00        2.69        2.84
     27-Oct-98        5,900           2.88        2.81        2.88
     26-Oct-98        1,000           2.69        2.69        2.69

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     23-Oct-98          NA            2.81        2.56        2.69
     22-Oct-98          NA            2.88        2.56        2.72
     21-Oct-98          NA            2.88        2.63        2.75
     20-Oct-98          NA            2.94        2.56        2.75
     19-Oct-98         200            2.69        2.69        2.69
     16-Oct-98          NA            2.81        2.56        2.69
     15-Oct-98        1,000           2.75        2.69        2.69
     14-Oct-98          NA            3.00        2.63        2.81
     13-Oct-98          NA            2.94        2.63        2.78
     12-Oct-98          NA            2.94        2.69        2.81
     09-Oct-98          NA            3.00        2.69        2.84
     08-Oct-98          NA            2.88        2.56        2.72
     07-Oct-98        1,400           2.88        2.88        2.88
     06-Oct-98         700            2.88        2.88        2.88
     05-Oct-98          NA            3.06        2.81        2.94
     02-Oct-98         300            2.81        2.81        2.81
     01-Oct-98          0             3.06        2.63        2.84
     30-Sep-98        2,000           2.94        2.94        2.94
     29-Sep-98         200            2.88        2.88        2.88
     28-Sep-98          0             2.94        2.56        2.75
     25-Sep-98         500            2.81        2.81        2.81
     24-Sep-98          0             2.94        2.56        2.75
     23-Sep-98          0             2.81        2.56        2.69
     22-Sep-98         500            2.63        2.63        2.63
     21-Sep-98          0             2.81        2.56        2.69
     18-Sep-98          0             2.88        2.56        2.72
     17-Sep-98        6,000           2.63        2.38        2.63
     16-Sep-98         100            2.38        2.38        2.38
     15-Sep-98          0             2.50        2.31        2.41

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     14-Sep-98        5,000           2.44        2.44        2.44
     11-Sep-98        1,600           2.63        2.38        2.44
     10-Sep-98        2,400           2.50        2.50        2.50
     09-Sep-98          0             2.81        2.44        2.63
     08-Sep-98          0             2.94        2.56        2.75
     04-Sep-98          0             2.75        2.44        2.59
     03-Sep-98          0             2.88        2.56        2.72
     02-Sep-98         800            2.63        2.63        2.63
     01-Sep-98         800            2.81        2.75        2.75
     31-Aug-98        6,700           2.88        2.50        2.88
     28-Aug-98          0             2.69        2.44        2.56
     27-Aug-98        4,000           2.63        2.56        2.63
     26-Aug-98        5,000           2.75        2.75        2.75
     25-Aug-98        5,400           2.81        2.75        2.81
     24-Aug-98          0             2.94        2.75        2.84
     21-Aug-98          0             2.88        2.69        2.78
     20-Aug-98        2,000           2.81        2.81        2.81
     19-Aug-98         300            2.94        2.88        2.88
     18-Aug-98         100            2.94        2.94        2.94
     17-Aug-98        8,000           2.94        2.94        2.94
     14-Aug-98          0             3.13        2.88        3.00
     13-Aug-98          0             3.13        2.88        3.00
     12-Aug-98         300            3.00        3.00        3.00
     11-Aug-98        1,200           3.25        2.94        2.94
     10-Aug-98          0             3.25        2.94        3.09
     07-Aug-98          0             3.19        2.63        2.91
     06-Aug-98          0             3.25        2.75        3.00
     05-Aug-98         600            3.25        3.06        3.06
     04-Aug-98          0             3.38        2.88        3.13

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     03-Aug-98        1,800           3.38        3.25        3.25
     31-Jul-98        9,900           3.38        3.00        3.38
     30-Jul-98          0             3.31        3.13        3.22
     29-Jul-98         200            3.19        3.19        3.19
     28-Jul-98          0             3.25        3.06        3.16
     27-Jul-98          0             3.38        3.06        3.22
     24-Jul-98          0             3.38        3.06        3.22
     23-Jul-98          0             3.25        2.88        3.06
     22-Jul-98        2,100           3.25        3.25        3.25
     21-Jul-98          0             3.38        3.06        3.22
     20-Jul-98          0             3.38        2.88        3.13
     17-Jul-98          0             3.38        3.13        3.25
     16-Jul-98          0             3.38        3.06        3.22
     15-Jul-98          0             3.38        3.06        3.22
     14-Jul-98          0             3.31        3.13        3.22
     13-Jul-98          0             3.38        3.13        3.25
     10-Jul-98          0             3.31        2.88        3.09
     09-Jul-98          0             3.38        3.13        3.25
     08-Jul-98          0             3.38        3.13        3.25
     07-Jul-98        1,000           3.19        3.19        3.19
     06-Jul-98        1,600           3.25        3.19        3.19
     02-Jul-98          0             3.50        3.19        3.34
     01-Jul-98         400            3.38        3.38        3.38
     30-Jun-98        7,000           3.44        3.38        3.38
     29-Jun-98          0             3.44        3.06        3.25
     26-Jun-98          0             3.50        2.88        3.19
     25-Jun-98        1,000           3.25        3.25        3.25
     24-Jun-98          0             3.56        3.06        3.31
     23-Jun-98         200            3.25        3.25        3.25

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     22-Jun-98        5,000           3.31        3.31        3.31
     19-Jun-98          0             3.38        3.19        3.28
     18-Jun-98         600            3.19        3.19        3.19
     17-Jun-98          0             3.38        3.13        3.25
     16-Jun-98        5,200           3.31        3.19        3.19
     15-Jun-98         100            3.31        3.31        3.31
     12-Jun-98          0             3.56        3.25        3.41
     11-Jun-98        2,200           3.38        3.31        3.31
     10-Jun-98         100            3.31        3.31        3.31
     09-Jun-98         600            3.38        3.38        3.38
     08-Jun-98          0             3.69        3.19        3.44
     05-Jun-98         500            3.50        3.50        3.50
     04-Jun-98          0             3.69        3.44        3.56
     03-Jun-98          0             3.69        3.44        3.56
     02-Jun-98          0             3.69        3.44        3.56
     01-Jun-98          0             3.63        3.25        3.44
     29-May-98        15,300          3.63        3.44        3.63
     28-May-98        1,100           3.50        3.31        3.50
     27-May-98          0             3.50        3.19        3.34
     26-May-98        3,200           3.38        3.38        3.38
     22-May-98          0             3.44        3.19        3.31
     21-May-98          0             3.63        3.13        3.38
     20-May-98          0             3.56        3.19        3.38
     19-May-98        7,300           3.25        3.25        3.25
     18-May-98        3,700           3.31        3.31        3.31
     15-May-98         200            3.38        3.38        3.38
     14-May-98          0             3.50        3.25        3.38
     13-May-98         200            3.31        3.31        3.31
     12-May-98        1,000           3.38        3.38        3.38

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     11-May-98          0             3.56        3.25        3.41
     08-May-98         900            3.38        3.38        3.38
     07-May-98          0             3.63        3.38        3.50
     06-May-98         400            3.44        3.44        3.44
     05-May-98         500            3.50        3.50        3.50
     04-May-98        2,300           3.88        3.63        3.75
     01-May-98        29,700          3.94        3.81        3.81
     30-Apr-98        5,200           3.56        3.06        3.56
     29-Apr-98          0             3.25        2.94        3.09
     28-Apr-98        5,000           3.13        3.00        3.13
     27-Apr-98         100            2.88        2.88        2.88
     24-Apr-98          0             3.00        2.69        2.84
     23-Apr-98        1,000           2.88        2.88        2.88
     22-Apr-98        7,400           3.00        2.75        3.00
     21-Apr-98        16,700          2.69        2.50        2.63
     20-Apr-98        4,100           2.75        2.69        2.75
     17-Apr-98        41,300          3.00        2.69        2.69
     16-Apr-98        1,000           3.06        3.06        3.06
     15-Apr-98        11,000          3.13        3.06        3.06
     14-Apr-98        10,700          3.50        3.06        3.38
     13-Apr-98        2,500           3.00        3.00        3.00
     09-Apr-98         500            3.06        3.00        3.00
     08-Apr-98          0             3.31        2.88        3.09
     07-Apr-98         700            3.13        3.13        3.13
     06-Apr-98          0             3.44        2.94        3.19
     03-Apr-98          0             3.56        3.06        3.31
     02-Apr-98        3,600           3.38        3.25        3.25
     01-Apr-98          0             3.69        3.31        3.50
     31-Mar-98        9,400           3.50        3.00        3.50

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     30-Mar-98        4,000           3.06        2.94        2.94
     27-Mar-98         700            3.19        3.19        3.19
     26-Mar-98          0             3.31        2.94        3.13
     25-Mar-98         800            3.19        3.19        3.19
     24-Mar-98         200            3.31        3.31        3.31
     23-Mar-98        1,100           3.38        3.38        3.38
     20-Mar-98          0             3.50        2.88        3.19
     19-Mar-98          0             3.50        3.13        3.31
     18-Mar-98        1,900           3.31        3.19        3.31
     17-Mar-98          0             3.50        3.13        3.31
     16-Mar-98          0             3.50        3.25        3.38
     13-Mar-98        1,300           3.31        3.31        3.31
     12-Mar-98          0             3.56        3.19        3.38
     11-Mar-98        1,000           3.50        3.38        3.38
     10-Mar-98          0             3.69        3.38        3.53
     09-Mar-98         400            3.50        3.50        3.50
     06-Mar-98        2,500           3.63        3.63        3.63
     05-Mar-98        3,700           3.63        3.50        3.50
     04-Mar-98         600            3.50        3.50        3.50
     03-Mar-98          0             3.81        3.50        3.66
     02-Mar-98        1,000           3.56        3.56        3.56
     27-Feb-98        10,300          3.69        3.25        3.63
     26-Feb-98         300            3.38        3.38        3.38
     25-Feb-98         800            3.44        3.44        3.44
     24-Feb-98          0             3.56        3.31        3.44
     23-Feb-98         600            3.50        3.44        3.44
     20-Feb-98          0             3.63        3.13        3.38
     19-Feb-98        7,500           3.63        3.50        3.50
     18-Feb-98        2,200           3.75        3.75        3.75

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     17-Feb-98          0             3.75        3.44        3.59
     13-Feb-98         200            3.63        3.63        3.63
     12-Feb-98        1,000           3.75        3.75        3.75
     11-Feb-98        2,200           3.75        3.63        3.63
     10-Feb-98        6,500           4.00        3.75        3.75
     09-Feb-98        3,100           3.88        3.63        3.88
     06-Feb-98        3,000           3.88        3.63        3.63
     05-Feb-98        20,100          3.88        3.56        3.88
     04-Feb-98        24,500          3.75        3.00        3.75
     03-Feb-98        4,000           3.00        2.94        2.94
     02-Feb-98          0             3.00        2.69        2.84
     30-Jan-98        12,400          2.88        2.75        2.88
     29-Jan-98        6,200           2.63        2.50        2.63
     28-Jan-98          0             2.75        2.44        2.59
     27-Jan-98        10,000          2.63        2.63        2.63
     26-Jan-98         300            2.50        2.50        2.50
     23-Jan-98         200            2.63        2.63        2.63
     22-Jan-98          0             2.81        2.44        2.63
     21-Jan-98        1,800           2.63        2.50        2.50
     20-Jan-98          0             2.69        2.38        2.53
     16-Jan-98         300            2.56        2.56        2.56
     15-Jan-98        9,300           2.63        2.50        2.50
     14-Jan-98          0             2.69        2.31        2.50
     13-Jan-98          0             2.56        2.31        2.44
     12-Jan-98          0             2.69        2.31        2.50
     09-Jan-98         700            2.50        2.44        2.44
     08-Jan-98          0             2.69        2.44        2.56
     07-Jan-98          0             2.69        2.31        2.50
     06-Jan-98        5,600           2.63        2.63        2.63

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     05-Jan-98        3,400           2.75        2.63        2.63
     02-Jan-98          0             2.75        2.44        2.59
     31-Dec-97        5,600           2.75        2.38        2.63
     30-Dec-97         200            2.38        2.38        2.38
     29-Dec-97        1,000           2.38        2.38        2.38
     26-Dec-97          0             2.69        2.31        2.50
     24-Dec-97        1,700           2.38        2.38        2.38
     23-Dec-97         200            2.50        2.50        2.50
     22-Dec-97          0             2.56        2.31        2.44
     19-Dec-97          0             2.63        2.25        2.44
     18-Dec-97          0             2.63        2.31        2.47
     17-Dec-97         700            2.50        2.50        2.50
     16-Dec-97          0             2.56        2.19        2.38
     15-Dec-97        4,000           2.38        2.38        2.38
     12-Dec-97          0             2.56        2.25        2.41
     11-Dec-97        1,300           2.44        2.44        2.44
     10-Dec-97          0             2.50        2.31        2.41
     09-Dec-97          0             2.50        2.31        2.41
     08-Dec-97        2,000           2.44        2.44        2.44
     05-Dec-97          0             2.69        2.31        2.50
     04-Dec-97          0             2.69        2.31        2.50
     03-Dec-97          0             2.75        2.44        2.59
     02-Dec-97         400            2.50        2.50        2.50
     01-Dec-97          0             2.75        2.44        2.59
     28-Nov-97        6,700           2.63        2.38        2.63
     26-Nov-97          0             2.69        2.38        2.53
     25-Nov-97          0             2.81        2.38        2.59
     24-Nov-97          0             2.69        2.38        2.53
     21-Nov-97          0             2.69        2.38        2.53

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     20-Nov-97          0             2.81        2.31        2.56
     19-Nov-97          0             2.75        2.31        2.53
     18-Nov-97          0             2.69        2.38        2.53
     17-Nov-97         200            2.44        2.44        2.44
     14-Nov-97          0             2.69        2.31        2.50
     13-Nov-97          0             2.56        2.31        2.44
     12-Nov-97          0             2.63        2.25        2.44
     11-Nov-97        2,000           2.50        2.38        2.50
     10-Nov-97         100            2.25        2.25        2.25
     07-Nov-97          0             2.44        2.06        2.25
     06-Nov-97        1,300           2.25        2.25        2.25
     05-Nov-97        2,000           2.38        2.38        2.38
     04-Nov-97         800            2.50        2.50        2.50
     03-Nov-97          0             2.75        2.44        2.59
     31-Oct-97        5,500           2.63        2.44        2.63
     30-Oct-97        6,000           2.50        2.50        2.50
     29-Oct-97          0             2.50        2.25        2.38
     28-Oct-97        1,500           2.50        2.50        2.50
     27-Oct-97          0             2.63        2.25        2.44
     24-Oct-97         200            2.50        2.50        2.50
     23-Oct-97          0             2.81        2.38        2.59
     22-Oct-97        2,900           2.50        2.44        2.50
     21-Oct-97          0             2.63        2.50        2.56
     20-Oct-97          0             2.69        2.44        2.56
     17-Oct-97          0             2.63        2.50        2.56
     16-Oct-97         800            2.50        2.50        2.50
     15-Oct-97         200            2.50        2.50        2.50
     14-Oct-97          0             2.69        2.50        2.59
     13-Oct-97         200            2.50        2.50        2.50

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     10-Oct-97          0             2.75        2.50        2.63
     09-Oct-97          0             2.75        2.50        2.63
     08-Oct-97        1,000           2.56        2.56        2.56
     07-Oct-97          0             2.75        2.56        2.66
     06-Oct-97          0             2.75        2.50        2.63
     03-Oct-97          0             2.75        2.56        2.66
     02-Oct-97         300            2.63        2.63        2.63
     01-Oct-97          0             2.81        2.44        2.63
     30-Sep-97        8,700           2.75        2.50        2.75
     29-Sep-97          0             2.69        2.50        2.59
     26-Sep-97          0             2.75        2.56        2.66
     25-Sep-97        1,300           2.63        2.50        2.63
     24-Sep-97          0             2.75        2.56        2.66
     23-Sep-97         600            2.75        2.56        2.75
     22-Sep-97        1,300           2.63        2.63        2.63
     19-Sep-97          0             2.69        2.31        2.50
     18-Sep-97         200            2.50        2.50        2.50
     17-Sep-97        14,500          2.75        2.63        2.63
     16-Sep-97         600            2.75        2.75        2.75
     15-Sep-97          0             2.81        2.56        2.69
     12-Sep-97        2,500           2.69        2.63        2.63
     11-Sep-97          0             2.69        2.25        2.47
     10-Sep-97          0             2.63        2.38        2.50
     09-Sep-97         400            2.44        2.44        2.44
     08-Sep-97        13,700          2.56        2.50        2.56
     05-Sep-97         600            2.38        2.38        2.38
     04-Sep-97        1,000           2.50        2.50        2.50
     03-Sep-97          0             2.75        2.44        2.59
     02-Sep-97          0             2.81        2.50        2.66

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     29-Aug-97        7,600           2.63        2.50        2.56
     28-Aug-97         600            2.56        2.44        2.56
     27-Aug-97        20,700          2.50        2.50        2.50
     26-Aug-97         300            2.44        2.44        2.44
     25-Aug-97        1,000           2.50        2.50        2.50
     22-Aug-97          0             2.50        2.31        2.41
     21-Aug-97        1,000           2.38        2.38        2.38
     20-Aug-97          0             2.56        2.38        2.47
     19-Aug-97          0             2.56        2.38        2.47
     18-Aug-97         300            2.50        2.50        2.50
     15-Aug-97        2,000           2.56        2.56        2.56
     14-Aug-97          0             2.75        2.56        2.66
     13-Aug-97          0             2.81        2.56        2.69
     12-Aug-97         300            2.63        2.63        2.63
     11-Aug-97          0             2.75        2.56        2.66
     08-Aug-97          0             2.75        2.56        2.66
     07-Aug-97        2,700           2.63        2.63        2.63
     06-Aug-97        3,300           2.75        2.63        2.75
     05-Aug-97          0             3.00        2.63        2.81
     04-Aug-97          0             2.88        2.63        2.75
     01-Aug-97          0             2.88        2.56        2.72
     31-Jul-97          0             2.88        2.63        2.75
     30-Jul-97          0             2.88        2.50        2.69
     29-Jul-97        1,500           2.75        2.63        2.75
     28-Jul-97         700            2.81        2.81        2.81
     25-Jul-97        1,300           2.88        2.81        2.81
     24-Jul-97        8,400           2.94        2.81        2.94
     23-Jul-97        15,100          2.94        2.13        2.81
     22-Jul-97         200            2.19        2.19        2.19

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     21-Jul-97          0             2.38        2.13        2.25
     18-Jul-97         500            2.19        2.19        2.19
     17-Jul-97          0             2.44        2.00        2.22
     16-Jul-97          0             2.38        2.13        2.25
     15-Jul-97        2,700           2.25        2.25        2.25
     14-Jul-97         400            2.38        2.25        2.25
     11-Jul-97          0             2.50        2.13        2.31
     10-Jul-97          0             2.50        2.13        2.31
     09-Jul-97        5,600           2.25        2.13        2.25
     08-Jul-97          0             2.44        2.00        2.22
     07-Jul-97         500            2.38        2.31        2.31
     03-Jul-97          0             2.50        2.13        2.31
     02-Jul-97        10,700          2.44        2.38        2.38
     01-Jul-97          0             2.44        2.31        2.38
     30-Jun-97        1,300           2.38        2.38        2.38
     27-Jun-97          0             2.44        2.06        2.25
     26-Jun-97          0             2.56        2.31        2.44
     25-Jun-97        4,400           2.31        2.31        2.31
     24-Jun-97          0             2.38        2.31        2.34
     23-Jun-97         100            2.31        2.31        2.31
     20-Jun-97         200            2.38        2.38        2.38
     19-Jun-97        2,200           2.44        2.44        2.44
     18-Jun-97         100            2.19        2.19        2.19
     17-Jun-97          0             2.38        2.13        2.25
     16-Jun-97         200            2.25        2.25        2.25
     13-Jun-97        1,700           2.25        2.25        2.25
     12-Jun-97          0             2.50        2.13        2.31
     11-Jun-97         200            2.13        2.13        2.13
     10-Jun-97          0             2.38        2.13        2.25

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     09-Jun-97          0             2.38        2.13        2.25
     06-Jun-97        8,400           2.13        2.13        2.13
     05-Jun-97          0             2.38        2.13        2.25
     04-Jun-97        10,100          2.19        2.19        2.19
     03-Jun-97        13,700          2.13        2.06        2.13
     02-Jun-97        11,100          2.13        2.00        2.13
     30-May-97         200            2.06        2.06        2.06
     29-May-97        7,600           2.13        2.13        2.13
     28-May-97          0             2.13        1.88        2.00
     27-May-97        4,100           2.06        2.06        2.06
     23-May-97        3,300           2.06        2.06        2.06
     22-May-97        5,000           2.06        2.06        2.06
     21-May-97        14,500          2.13        2.06        2.06
     20-May-97        42,400          2.06        2.00        2.06
     19-May-97        2,400           1.75        1.63        1.75
     16-May-97         700            1.63        1.56        1.63
     15-May-97         100            1.56        1.56        1.56
     14-May-97          0             1.69        1.56        1.63
     13-May-97        4,000           1.56        1.56        1.56
     12-May-97         400            1.56        1.56        1.56
     09-May-97         600            1.63        1.63        1.63
     08-May-97         400            1.56        1.56        1.56
     07-May-97        1,000           1.63        1.63        1.63
     06-May-97          0             1.75        1.38        1.56
     05-May-97         100            1.63        1.63        1.63
     02-May-97          0             1.81        1.38        1.59
     01-May-97        5,000           1.75        1.63        1.63
     30-Apr-97        8,500           1.69        1.50        1.69
     29-Apr-97          0             1.69        1.50        1.59

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     28-Apr-97        2,000           1.56        1.56        1.56
     25-Apr-97        5,000           1.69        1.56        1.56
     24-Apr-97         500            1.56        1.56        1.56
     23-Apr-97        3,000           1.69        1.69        1.69
     22-Apr-97          0             1.69        1.50        1.59
     21-Apr-97        5,800           1.63        1.56        1.63
     18-Apr-97        1,200           1.63        1.63        1.63
     17-Apr-97        3,000           1.63        1.63        1.63
     16-Apr-97        3,000           1.63        1.63        1.63
     15-Apr-97          0             1.69        1.50        1.59
     14-Apr-97        12,600          1.56        1.44        1.50
     11-Apr-97        24,200          1.63        1.50        1.50
     10-Apr-97          0             1.81        1.63        1.72
     09-Apr-97          0             1.81        1.63        1.72
     08-Apr-97         200            1.69        1.69        1.69
     07-Apr-97         800            1.69        1.69        1.69
     04-Apr-97         300            1.69        1.69        1.69
     03-Apr-97        8,900           1.81        1.69        1.69
     02-Apr-97        2,200           1.81        1.69        1.81
     01-Apr-97          0             1.81        1.56        1.69
     31-Mar-97        3,500           1.81        1.63        1.81
     27-Mar-97          0             1.75        1.63        1.69
     26-Mar-97          0             1.75        1.56        1.66
     25-Mar-97        1,400           1.63        1.63        1.63
     24-Mar-97        1,000           1.69        1.69        1.69
     21-Mar-97          0             1.75        1.63        1.69
     20-Mar-97         600            1.63        1.63        1.63
     19-Mar-97        1,000           1.69        1.69        1.69
     18-Mar-97         300            1.69        1.69        1.69

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     17-Mar-97        1,200           1.69        1.69        1.69
     14-Mar-97          0             1.81        1.63        1.72
     13-Mar-97        6,200           1.69        1.69        1.69
     12-Mar-97          0             1.81        1.69        1.75
     11-Mar-97          0             1.81        1.69        1.75
     10-Mar-97        2,700           1.81        1.69        1.69
     07-Mar-97          0             1.94        1.81        1.88
     06-Mar-97        1,100           1.94        1.88        1.94
     05-Mar-97          0             1.94        1.75        1.84
     04-Mar-97        1,000           1.94        1.88        1.94
     03-Mar-97          0             2.00        1.63        1.81
     28-Feb-97        21,900          1.88        1.75        1.88
     27-Feb-97         600            1.81        1.81        1.81
     26-Feb-97          0             1.81        1.44        1.63
     25-Feb-97        2,500           1.69        1.69        1.69
     24-Feb-97         800            1.69        1.69        1.69
     21-Feb-97        2,300           1.75        1.75        1.75
     20-Feb-97         200            1.69        1.69        1.69
     19-Feb-97          0             1.75        1.63        1.69
     18-Feb-97        5,100           1.69        1.69        1.69
     14-Feb-97         300            1.75        1.75        1.75
     13-Feb-97          0             1.94        1.69        1.81
     12-Feb-97          0             1.81        1.69        1.75
     11-Feb-97         100            1.81        1.81        1.81
     10-Feb-97        13,200          1.88        1.81        1.81
     07-Feb-97        12,900          1.81        1.63        1.81
     06-Feb-97          0             1.75        1.63        1.69
     05-Feb-97        11,000          1.63        1.56        1.63
     04-Feb-97        2,000           1.63        1.63        1.63

                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH        LOW        CLOSE
   ----------------------------------------------------------------
     03-Feb-97        1,200           1.56        1.56        1.56
     31-Jan-97        8,000           1.69        1.56        1.56
     30-Jan-97        25,900          1.63        1.56        1.63
     29-Jan-97        3,100           1.63        1.63        1.63
     28-Jan-97        6,100           1.69        1.63        1.63
     27-Jan-97          0             1.75        1.63        1.69
     24-Jan-97          0             1.75        1.63        1.69
     23-Jan-97         500            1.69        1.69        1.69
     22-Jan-97          0             1.81        1.56        1.69
     21-Jan-97         800            1.69        1.69        1.69
     20-Jan-97        1,600           1.69        1.69        1.69
     17-Jan-97          0             1.81        1.56        1.69
     16-Jan-97          0             1.81        1.63        1.72
     15-Jan-97         100            1.63        1.63        1.63
     14-Jan-97        3,000           1.75        1.63        1.63
     13-Jan-97        1,100           1.69        1.63        1.63
     10-Jan-97         400            1.75        1.69        1.75
     09-Jan-97        7,000           1.69        1.69        1.69
     08-Jan-97        12,500          1.75        1.69        1.69
     07-Jan-97        12,500          1.75        1.75        1.75
     06-Jan-97         400            1.63        1.63        1.63
     03-Jan-97        1,300           1.69        1.63        1.69
     02-Jan-97        2,000           1.63        1.56        1.56
   ----------------------------------------------------------------
      AVERAGE         2,367           2.66        2.50        2.59
   ================================================================

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     15-Jan-99          300               2.44         2.44        2.44
     14-Jan-99         2,900              2.50         2.44        2.50
     13-Jan-99          NA                2.56         2.38        2.47
     12-Jan-99          100               2.44         2.44        2.44
     11-Jan-99          800               2.50         2.38        2.38
     08-Jan-99         2,500              2.50         2.50        2.50
     07-Jan-99          400               2.50         2.50        2.50
     06-Jan-99         1,000              2.69         2.56        2.56
     05-Jan-99          NA                2.94         2.31        2.63
     04-Jan-99          NA                2.81         2.50        2.66
     31-Dec-98         3,000              2.75         2.75        2.75
     30-Dec-98         3,000              2.75         2.75        2.75
     29-Dec-98          NA                2.81         2.44        2.63
     28-Dec-98          600               2.63         2.63        2.63
     24-Dec-98          NA                2.81         2.44        2.63
     23-Dec-98          100               2.69         2.69        2.69
     22-Dec-98          NA                2.75         2.44        2.59
     21-Dec-98          200               2.56         2.56        2.56
     18-Dec-98          200               2.56         2.56        2.56
     17-Dec-98         3,000              2.69         2.69        2.69
     16-Dec-98          NA                2.75         2.38        2.56
     15-Dec-98        13,100              2.75         2.56        2.56
     14-Dec-98         1,500              2.88         2.88        2.88
     11-Dec-98          NA                3.00         2.63        2.81
     10-Dec-98          NA                3.00         2.69        2.84
     09-Dec-98          NA                3.06         2.69        2.88
     08-Dec-98          NA                3.38         2.38        2.88
     07-Dec-98          100               2.88         2.88        2.88
     04-Dec-98          NA                3.13         2.75        2.94

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     03-Dec-98          NA                3.00         2.81        2.91
     02-Dec-98         1,200              2.88         2.88        2.88
     01-Dec-98          NA                3.13         2.75        2.94
     30-Nov-98         3,500              3.00         2.88        3.00
     27-Nov-98          NA                3.06         2.63        2.84
     25-Nov-98          800               2.69         2.69        2.69
     24-Nov-98          100               2.75         2.75        2.75
     23-Nov-98          NA                2.88         2.56        2.72
     20-Nov-98          NA                2.94         2.69        2.81
     19-Nov-98          800               2.88         2.81        2.88
     18-Nov-98          NA                2.88         2.69        2.78
     17-Nov-98          700               2.88         2.88        2.88
     16-Nov-98          NA                3.00         2.69        2.84
     13-Nov-98          NA                2.94         2.75        2.84
     12-Nov-98          NA                2.94         2.69        2.81
     11-Nov-98          NA                3.00         2.75        2.88
     10-Nov-98          NA                3.00         2.69        2.84
     09-Nov-98          NA                3.13         2.81        2.97
     06-Nov-98          NA                3.00         2.69        2.84
     05-Nov-98          NA                3.00         2.81        2.91
     04-Nov-98          NA                3.00         2.50        2.75
     03-Nov-98          NA                2.94         2.69        2.81
     02-Nov-98         1,000              3.00         2.88        2.88
     30-Oct-98         3,400              3.00         2.88        3.00
     29-Oct-98          NA                3.06         2.81        2.94
     28-Oct-98          NA                3.00         2.81        2.91
     27-Oct-98         2,700              2.88         2.88        2.88
     26-Oct-98          NA                2.94         2.69        2.81
     23-Oct-98          NA                2.88         2.56        2.72

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     22-Oct-98          NA                2.94         2.56        2.75
     21-Oct-98          NA                2.94         2.63        2.78
     20-Oct-98          NA                2.94         2.56        2.75
     19-Oct-98          NA                3.06         2.63        2.84
     16-Oct-98         3,000              2.75         2.56        2.75
     15-Oct-98         1,000              2.63         2.63        2.63
     14-Oct-98          NA                2.88         2.50        2.69
     13-Oct-98          NA                2.81         2.56        2.69
     12-Oct-98          NA                2.81         2.56        2.69
     09-Oct-98         1,000              2.69         2.69        2.69
     08-Oct-98         2,500              2.81         2.81        2.81
     07-Oct-98          500               2.88         2.88        2.88
     06-Oct-98          100               2.88         2.88        2.88
     05-Oct-98          NA                3.00         2.75        2.88
     02-Oct-98         2,000              2.88         2.88        2.88
     01-Oct-98           0                3.13         2.63        2.88
     30-Sep-98         1,000              3.00         3.00        3.00
     29-Sep-98           0                3.06         2.81        2.94
     28-Sep-98           0                3.00         2.75        2.88
     25-Sep-98         4,500              3.00         2.94        3.00
     24-Sep-98         3,400              2.88         2.81        2.88
     23-Sep-98           0                2.88         2.63        2.75
     22-Sep-98           0                2.94         2.69        2.81
     21-Sep-98           0                2.75         2.56        2.66
     18-Sep-98           0                2.88         2.56        2.72
     17-Sep-98         4,600              2.69         2.44        2.69
     16-Sep-98           0                2.56         2.38        2.47
     15-Sep-98           0                2.63         2.31        2.47
     14-Sep-98           0                2.69         2.38        2.53

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     11-Sep-98          800               2.50         2.50        2.50
     10-Sep-98         5,900              2.75         2.63        2.75
     09-Sep-98           0                2.94         2.69        2.81
     08-Sep-98          200               2.75         2.75        2.75
     04-Sep-98          700               2.88         2.75        2.75
     03-Sep-98          500               2.69         2.69        2.69
     02-Sep-98           0                3.00         2.63        2.81
     01-Sep-98          600               2.88         2.81        2.81
     31-Aug-98         3,100              2.94         2.88        2.94
     28-Aug-98         3,000              2.75         2.75        2.75
     27-Aug-98          500               2.81         2.81        2.81
     26-Aug-98           0                2.94         2.50        2.72
     25-Aug-98           0                3.19         2.56        2.88
     24-Aug-98           0                3.06         2.75        2.91
     21-Aug-98         3,000              2.81         2.81        2.81
     20-Aug-98           0                3.13         2.75        2.94
     19-Aug-98         3,500              2.94         2.94        2.94
     18-Aug-98         1,000              3.00         3.00        3.00
     17-Aug-98           0                3.13         2.88        3.00
     14-Aug-98           0                3.25         2.94        3.09
     13-Aug-98           0                3.13         2.94        3.03
     12-Aug-98           0                3.25         2.88        3.06
     11-Aug-98           0                3.25         2.94        3.09
     10-Aug-98           0                3.31         2.94        3.13
     07-Aug-98           0                3.19         2.75        2.97
     06-Aug-98           0                3.25         2.75        3.00
     05-Aug-98          100               3.13         3.13        3.13
     04-Aug-98           0                3.38         2.88        3.13
     03-Aug-98           0                3.38         3.06        3.22

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     31-Jul-98        13,000              3.25         3.00        3.25
     30-Jul-98          900               3.06         3.06        3.06
     29-Jul-98          300               3.13         3.13        3.13
     28-Jul-98           0                3.19         2.94        3.06
     27-Jul-98           0                3.25         3.06        3.16
     24-Jul-98           0                3.38         3.06        3.22
     23-Jul-98           0                3.38         2.88        3.13
     22-Jul-98         3,900              3.25         3.13        3.13
     21-Jul-98           0                3.56         3.06        3.31
     20-Jul-98          500               3.25         3.13        3.25
     17-Jul-98           0                3.31         3.06        3.19
     16-Jul-98           0                3.31         2.94        3.13
     15-Jul-98          800               3.13         3.13        3.13
     14-Jul-98          300               3.13         3.13        3.13
     13-Jul-98           0                3.44         3.06        3.25
     10-Jul-98          300               3.13         3.13        3.13
     09-Jul-98           0                3.38         3.13        3.25
     08-Jul-98          100               3.19         3.19        3.19
     07-Jul-98           0                3.44         3.13        3.28
     06-Jul-98         1,400              3.25         3.25        3.25
     02-Jul-98           0                3.63         3.31        3.47
     01-Jul-98           0                3.69         3.31        3.50
     30-Jun-98         6,300              3.50         3.31        3.50
     29-Jun-98          100               3.38         3.38        3.38
     26-Jun-98           0                3.75         3.38        3.56
     25-Jun-98           0                3.56         3.31        3.44
     24-Jun-98          300               3.44         3.44        3.44
     23-Jun-98           0                3.56         3.19        3.38
     22-Jun-98          800               3.50         3.44        3.44

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     19-Jun-98          100               3.38         3.38        3.38
     18-Jun-98          600               3.50         3.50        3.50
     17-Jun-98           0                3.69         3.31        3.50
     16-Jun-98           0                3.63         3.31        3.47
     15-Jun-98          700               3.50         3.50        3.50
     12-Jun-98         2,600              3.63         3.63        3.63
     11-Jun-98         5,400              3.50         3.44        3.50
     10-Jun-98           0                3.88         3.19        3.53
     09-Jun-98          500               3.56         3.56        3.56
     08-Jun-98          300               3.38         3.38        3.38
     05-Jun-98          100               3.44         3.44        3.44
     04-Jun-98         2,000              3.50         3.50        3.50
     03-Jun-98          100               3.63         3.63        3.63
     02-Jun-98           0                3.81         3.44        3.63
     01-Jun-98           0                3.75         3.25        3.50
     29-May-98         2,000              3.63         3.56        3.63
     28-May-98          100               3.44         3.44        3.44
     27-May-98           0                3.63         3.31        3.47
     26-May-98           0                3.56         3.31        3.44
     22-May-98           0                3.56         3.25        3.41
     21-May-98           0                3.50         3.06        3.28
     20-May-98           0                3.50         3.06        3.28
     19-May-98          100               3.44         3.44        3.44
     18-May-98         1,100              3.50         3.38        3.38
     15-May-98           0                3.75         3.44        3.59
     14-May-98           0                3.75         3.44        3.59
     13-May-98           0                3.81         3.44        3.63
     12-May-98          700               3.63         3.63        3.63
     11-May-98           0                3.69         3.38        3.53

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     08-May-98           0                3.75         3.38        3.56
     07-May-98           0                3.63         3.38        3.50
     06-May-98          600               3.50         3.50        3.50
     05-May-98           0                3.69         3.44        3.56
     04-May-98          100               3.56         3.56        3.56
     01-May-98         2,500              3.63         3.50        3.63
     30-Apr-98         4,200              3.44         3.38        3.44
     29-Apr-98         2,700              3.38         3.25        3.38
     28-Apr-98          600               3.13         3.13        3.13
     27-Apr-98           0                3.13         2.81        2.97
     24-Apr-98          100               3.00         3.00        3.00
     23-Apr-98           0                3.19         2.81        3.00
     22-Apr-98           0                3.19         2.81        3.00
     21-Apr-98           0                3.13         2.69        2.91
     20-Apr-98           0                3.19         2.81        3.00
     17-Apr-98          200               3.00         3.00        3.00
     16-Apr-98          100               3.31         3.31        3.31
     15-Apr-98          100               3.38         3.38        3.38
     14-Apr-98         4,800              3.38         3.00        3.25
     13-Apr-98         2,500              3.00         3.00        3.00
     09-Apr-98          100               3.13         3.13        3.13
     08-Apr-98           0                3.44         2.94        3.19
     07-Apr-98          400               3.31         3.25        3.25
     06-Apr-98           0                3.44         3.06        3.25
     03-Apr-98           0                3.50         3.25        3.38
     02-Apr-98          500               3.44         3.31        3.31
     01-Apr-98          800               3.44         3.31        3.44
     31-Mar-98        11,400              3.44         3.19        3.44
     30-Mar-98         2,500              3.19         2.94        3.06

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     27-Mar-98           0                3.56         3.19        3.38
     26-Mar-98           0                3.56         3.19        3.38
     25-Mar-98          300               3.38         3.38        3.38
     24-Mar-98           0                3.88         3.13        3.50
     23-Mar-98         1,800              3.50         3.38        3.50
     20-Mar-98         3,300              3.44         3.31        3.44
     19-Mar-98           0                3.50         3.25        3.38
     18-Mar-98           0                3.56         3.25        3.41
     17-Mar-98         9,000              3.50         3.31        3.31
     16-Mar-98           0                3.81         3.44        3.63
     13-Mar-98          200               3.50         3.50        3.50
     12-Mar-98         2,000              3.50         3.50        3.50
     11-Mar-98          900               3.50         3.50        3.50
     10-Mar-98          700               3.50         3.50        3.50
     09-Mar-98           0                3.81         3.44        3.63
     06-Mar-98           0                3.81         3.44        3.63
     05-Mar-98          100               3.63         3.63        3.63
     04-Mar-98          400               3.69         3.69        3.69
     03-Mar-98           0                3.94         3.63        3.78
     02-Mar-98           0                3.94         3.56        3.75
     27-Feb-98         5,700              3.75         3.50        3.63
     26-Feb-98           0                3.69         3.31        3.50
     25-Feb-98          300               3.50         3.50        3.50
     24-Feb-98           0                3.69         3.38        3.53
     23-Feb-98          600               3.56         3.50        3.56
     20-Feb-98           0                3.63         3.25        3.44
     19-Feb-98           0                3.69         3.44        3.56
     18-Feb-98         3,300              3.63         3.50        3.56
     17-Feb-98         3,500              3.63         3.63        3.63

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     13-Feb-98         4,400              3.69         3.63        3.69
     12-Feb-98           0                3.63         3.13        3.38
     11-Feb-98         1,600              3.50         3.50        3.50
     10-Feb-98         2,600              3.81         3.63        3.63
     09-Feb-98          800               3.75         3.75        3.75
     06-Feb-98         1,900              3.81         3.75        3.75
     05-Feb-98         6,300              3.88         3.38        3.88
     04-Feb-98         8,000              3.38         3.25        3.38
     03-Feb-98         3,000              3.25         3.25        3.25
     02-Feb-98          400               3.13         3.13        3.13
     30-Jan-98         2,000              3.00         2.88        3.00
     29-Jan-98         1,000              2.69         2.69        2.69
     28-Jan-98           0                3.06         2.69        2.88
     27-Jan-98           0                3.00         2.50        2.75
     26-Jan-98          400               2.75         2.75        2.75
     23-Jan-98           0                2.94         2.56        2.75
     22-Jan-98         1,600              2.75         2.75        2.75
     21-Jan-98          100               2.75         2.75        2.75
     20-Jan-98          300               2.88         2.88        2.88
     16-Jan-98          100               2.88         2.88        2.88
     15-Jan-98           0                3.06         2.69        2.88
     14-Jan-98          600               2.88         2.88        2.88
     13-Jan-98         1,300              2.88         2.75        2.75
     12-Jan-98          500               2.63         2.63        2.63
     09-Jan-98           0                2.94         2.56        2.75
     08-Jan-98           0                2.88         2.56        2.72
     07-Jan-98          100               2.75         2.75        2.75
     06-Jan-98         4,100              2.88         2.63        2.75
     05-Jan-98           0                2.81         2.44        2.63

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     02-Jan-98          500               2.63         2.63        2.63
     31-Dec-97         5,000              2.75         2.63        2.75
     30-Dec-97           0                2.63         2.19        2.41
     29-Dec-97         1,900              2.38         2.38        2.38
     26-Dec-97           0                2.69         2.31        2.50
     24-Dec-97          100               2.38         2.38        2.38
     23-Dec-97          300               2.38         2.38        2.38
     22-Dec-97        10,100              2.38         2.38        2.38
     19-Dec-97           0                2.63         2.31        2.47
     18-Dec-97          200               2.38         2.38        2.38
     17-Dec-97           0                2.69         2.38        2.53
     16-Dec-97           0                2.69         2.31        2.50
     15-Dec-97           0                2.75         2.31        2.53
     12-Dec-97          100               2.44         2.44        2.44
     11-Dec-97           0                2.69         2.31        2.50
     10-Dec-97           0                2.56         2.38        2.47
     09-Dec-97           0                2.69         2.38        2.53
     08-Dec-97         3,300              2.50         2.44        2.44
     05-Dec-97           0                2.81         2.44        2.63
     04-Dec-97           0                2.81         2.44        2.63
     03-Dec-97         2,000              2.50         2.50        2.50
     02-Dec-97         3,500              2.63         2.63        2.63
     01-Dec-97           0                2.75         2.50        2.63
     28-Nov-97         9,000              2.75         2.38        2.75
     26-Nov-97         3,500              2.50         2.38        2.50
     25-Nov-97         1,500              2.44         2.44        2.44
     24-Nov-97          200               2.44         2.44        2.44
     21-Nov-97           0                2.69         2.44        2.56
     20-Nov-97         2,000              2.44         2.44        2.44

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     19-Nov-97          100               2.44         2.44        2.44
     18-Nov-97           0                2.69         2.38        2.53
     17-Nov-97         1,400              2.44         2.44        2.44
     14-Nov-97         1,700              2.38         2.38        2.38
     13-Nov-97           0                2.56         2.31        2.44
     12-Nov-97          500               2.38         2.38        2.38
     11-Nov-97         1,500              2.38         2.38        2.38
     10-Nov-97           0                2.56         2.38        2.47
     07-Nov-97          500               2.50         2.50        2.50
     06-Nov-97           0                2.75         2.44        2.59
     05-Nov-97           0                2.75         2.44        2.59
     04-Nov-97          100               2.63         2.63        2.63
     03-Nov-97           0                2.81         2.38        2.59
     31-Oct-97         5,000              2.69         2.63        2.69
     30-Oct-97          100               2.38         2.38        2.38
     29-Oct-97           0                2.63         2.38        2.50
     28-Oct-97         5,600              2.38         2.13        2.38
     27-Oct-97           0                2.63         2.13        2.38
     24-Oct-97           0                2.69         2.25        2.47
     23-Oct-97          100               2.38         2.38        2.38
     22-Oct-97           0                2.69         2.38        2.53
     21-Oct-97           0                2.75         2.50        2.63
     20-Oct-97           0                2.63         2.38        2.50
     17-Oct-97           0                2.63         2.38        2.50
     16-Oct-97          500               2.50         2.50        2.50
     15-Oct-97         1,200              2.50         2.50        2.50
     14-Oct-97           0                2.75         2.50        2.63
     13-Oct-97           0                2.75         2.50        2.63
     10-Oct-97           0                2.75         2.44        2.59

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     09-Oct-97           0                2.75         2.44        2.59
     08-Oct-97         5,600              2.69         2.63        2.63
     07-Oct-97          200               2.56         2.56        2.56
     06-Oct-97           0                2.75         2.50        2.63
     03-Oct-97           0                2.75         2.50        2.63
     02-Oct-97           0                2.81         2.44        2.63
     01-Oct-97          200               2.63         2.63        2.63
     30-Sep-97         4,100              2.75         2.50        2.75
     29-Sep-97           0                2.63         2.38        2.50
     26-Sep-97         8,900              2.50         2.50        2.50
     25-Sep-97           0                2.69         2.50        2.59
     24-Sep-97           0                2.75         2.50        2.63
     23-Sep-97          200               2.50         2.50        2.50
     22-Sep-97           0                2.75         2.50        2.63
     19-Sep-97           0                2.81         2.44        2.63
     18-Sep-97           0                2.75         2.50        2.63
     17-Sep-97         1,300              2.75         2.63        2.63
     16-Sep-97           0                2.81         2.63        2.72
     15-Sep-97           0                2.75         2.56        2.66
     12-Sep-97           0                2.94         2.56        2.75
     11-Sep-97        20,000              2.69         2.63        2.69
     10-Sep-97         2,800              2.63         2.44        2.63
     09-Sep-97           0                2.69         2.50        2.59
     08-Sep-97         1,000              2.63         2.63        2.63
     05-Sep-97          300               2.50         2.50        2.50
     04-Sep-97         2,000              2.56         2.56        2.56
     03-Sep-97         2,200              2.69         2.69        2.69
     02-Sep-97           0                2.75         2.50        2.63
     29-Aug-97         2,300              2.63         2.38        2.63

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     28-Aug-97           0                2.63         2.31        2.47
     27-Aug-97           0                2.69         2.13        2.41
     26-Aug-97           0                2.63         2.38        2.50
     25-Aug-97           0                2.63         2.31        2.47
     22-Aug-97          900               2.50         2.50        2.50
     21-Aug-97           0                2.69         2.44        2.56
     20-Aug-97           0                2.69         2.44        2.56
     19-Aug-97           0                2.69         2.50        2.59
     18-Aug-97           0                2.75         2.50        2.63
     15-Aug-97           0                2.75         2.44        2.59
     14-Aug-97           0                2.69         2.50        2.59
     13-Aug-97           0                2.69         2.44        2.56
     12-Aug-97          100               2.63         2.63        2.63
     11-Aug-97           0                2.69         2.50        2.59
     08-Aug-97           0                2.75         2.50        2.63
     07-Aug-97          500               2.63         2.63        2.63
     06-Aug-97        14,100              2.63         2.63        2.63
     05-Aug-97           0                2.94         2.56        2.75
     04-Aug-97           0                2.75         2.50        2.63
     01-Aug-97          600               2.63         2.63        2.63
     31-Jul-97         1,400              2.63         2.63        2.63
     30-Jul-97           0                2.81         2.50        2.66
     29-Jul-97          600               2.69         2.69        2.69
     28-Jul-97          500               2.75         2.75        2.75
     25-Jul-97          900               2.81         2.81        2.81
     24-Jul-97         5,800              2.94         2.94        2.94
     23-Jul-97          900               2.69         2.63        2.69
     22-Jul-97          400               2.31         2.31        2.31
     21-Jul-97           0                2.50         2.25        2.38

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     18-Jul-97          100               2.31         2.31        2.31
     17-Jul-97          100               2.31         2.31        2.31
     16-Jul-97           0                2.50         2.31        2.41
     15-Jul-97        10,700              2.31         2.13        2.25
     14-Jul-97          500               2.19         2.19        2.19
     11-Jul-97          100               2.31         2.31        2.31
     10-Jul-97           0                2.44         2.06        2.25
     09-Jul-97           0                2.50         2.00        2.25
     08-Jul-97           0                2.44         2.13        2.28
     07-Jul-97          500               2.38         2.31        2.31
     03-Jul-97           0                2.63         2.13        2.38
     02-Jul-97         4,000              2.44         2.44        2.44
     01-Jul-97         2,000              2.31         2.31        2.31
     30-Jun-97          200               2.31         2.31        2.31
     27-Jun-97           0                2.69         2.31        2.50
     26-Jun-97           0                2.56         2.31        2.44
     25-Jun-97         1,600              2.31         2.31        2.31
     24-Jun-97         1,600              2.44         2.31        2.31
     23-Jun-97          300               2.44         2.38        2.38
     20-Jun-97         1,100              2.44         2.38        2.44
     19-Jun-97           0                2.44         2.19        2.31
     18-Jun-97           0                2.50         2.19        2.34
     17-Jun-97          100               2.13         2.13        2.13
     16-Jun-97           0                2.63         2.13        2.38
     13-Jun-97         5,400              2.25         2.25        2.25
     12-Jun-97           0                2.44         2.13        2.28
     11-Jun-97           0                2.44         2.13        2.28
     10-Jun-97           0                2.50         2.13        2.31
     09-Jun-97        15,000              2.25         2.25        2.25

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     06-Jun-97        10,000              2.13         2.13        2.13
     05-Jun-97           0                2.31         2.13        2.22
     04-Jun-97          100               2.13         2.13        2.13
     03-Jun-97         3,100              2.13         2.13        2.13
     02-Jun-97           0                2.25         2.06        2.16
     30-May-97           0                2.25         2.06        2.16
     29-May-97        15,800              2.19         2.19        2.19
     28-May-97         3,500              2.06         2.00        2.06
     27-May-97         1,400              2.06         2.06        2.06
     23-May-97         2,200              2.13         2.06        2.06
     22-May-97          200               2.19         2.19        2.19
     21-May-97        23,900              2.19         2.13        2.19
     20-May-97        25,500              2.13         2.00        2.13
     19-May-97         1,500              1.75         1.56        1.75
     16-May-97           0                1.75         1.50        1.63
     15-May-97          400               1.56         1.56        1.56
     14-May-97          100               1.56         1.56        1.56
     13-May-97           0                1.69         1.56        1.63
     12-May-97          100               1.56         1.56        1.56
     09-May-97          500               1.56         1.56        1.56
     08-May-97          200               1.63         1.63        1.63
     07-May-97          100               1.63         1.63        1.63
     06-May-97          100               1.63         1.63        1.63
     05-May-97           0                1.75         1.31        1.53
     02-May-97           0                1.75         1.31        1.53
     01-May-97         1,000              1.69         1.63        1.69
     30-Apr-97         3,400              1.69         1.63        1.69
     29-Apr-97         1,700              1.69         1.56        1.69
     28-Apr-97           0                1.69         1.50        1.59

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     25-Apr-97           0                1.75         1.50        1.63
     24-Apr-97          500               1.56         1.56        1.56
     23-Apr-97           0                1.88         1.56        1.72
     22-Apr-97           0                1.69         1.56        1.63
     21-Apr-97           0                1.69         1.50        1.59
     18-Apr-97         1,200              1.56         1.56        1.56
     17-Apr-97         3,500              1.81         1.63        1.63
     16-Apr-97           0                1.81         1.69        1.75
     15-Apr-97           0                1.81         1.69        1.75
     14-Apr-97          200               1.69         1.69        1.69
     11-Apr-97           0                1.81         1.56        1.69
     10-Apr-97           0                1.81         1.69        1.75
     09-Apr-97           0                1.88         1.56        1.72
     08-Apr-97           0                1.81         1.63        1.72
     07-Apr-97          800               1.75         1.75        1.75
     04-Apr-97          200               1.75         1.75        1.75
     03-Apr-97         2,000              1.75         1.75        1.75
     02-Apr-97         1,000              1.81         1.75        1.75
     01-Apr-97           0                1.81         1.69        1.75
     31-Mar-97         3,000              1.81         1.81        1.81
     27-Mar-97          800               1.69         1.69        1.69
     26-Mar-97           0                1.81         1.69        1.75
     25-Mar-97          700               1.75         1.69        1.69
     24-Mar-97           0                1.94         1.75        1.84
     21-Mar-97          500               1.69         1.69        1.69
     20-Mar-97           0                1.88         1.69        1.78
     19-Mar-97           0                1.94         1.69        1.81
     18-Mar-97         1,100              1.69         1.69        1.69
     17-Mar-97          400               1.75         1.69        1.75

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     14-Mar-97         2,300              1.75         1.75        1.75
     13-Mar-97           0                1.88         1.69        1.78
     12-Mar-97          500               1.75         1.75        1.75
     11-Mar-97           0                1.94         1.69        1.81
     10-Mar-97         1,500              1.88         1.81        1.81
     07-Mar-97           0                2.06         1.88        1.97
     06-Mar-97         1,800              2.00         2.00        2.00
     05-Mar-97          200               1.88         1.88        1.88
     04-Mar-97        13,200              1.94         1.75        1.94
     03-Mar-97         3,000              1.94         1.94        1.94
     28-Feb-97        17,500              1.88         1.81        1.88
     27-Feb-97         1,400              1.88         1.81        1.81
     26-Feb-97           0                1.88         1.69        1.78
     25-Feb-97          300               1.75         1.75        1.75
     24-Feb-97         5,000              1.88         1.75        1.88
     21-Feb-97           0                1.88         1.69        1.78
     20-Feb-97         5,200              1.81         1.75        1.75
     19-Feb-97           0                1.88         1.69        1.78
     18-Feb-97         5,500              1.81         1.75        1.75
     14-Feb-97           0                1.94         1.69        1.81
     13-Feb-97         5,000              1.88         1.88        1.88
     12-Feb-97           0                1.88         1.69        1.78
     11-Feb-97         1,400              1.75         1.75        1.75
     10-Feb-97         1,300              1.81         1.75        1.75
     07-Feb-97         1,400              1.69         1.69        1.69
     06-Feb-97           0                1.75         1.56        1.66
     05-Feb-97        10,200              1.63         1.56        1.63
     04-Feb-97           0                1.75         1.50        1.63
     03-Feb-97          900               1.63         1.63        1.63

                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME              HIGH         LOW        CLOSE
    ---------------------------------------------------------------------
     31-Jan-97         3,500              1.75         1.63        1.75
     30-Jan-97         4,200              1.69         1.56        1.69
     29-Jan-97         1,100              1.69         1.69        1.69
     28-Jan-97          100               1.69         1.69        1.69
     27-Jan-97           0                1.75         1.63        1.69
     24-Jan-97           0                1.75         1.63        1.69
     23-Jan-97           0                1.75         1.56        1.66
     22-Jan-97         2,500              1.75         1.75        1.75
     21-Jan-97         2,400              1.63         1.63        1.63
     20-Jan-97          100               1.69         1.69        1.69
     17-Jan-97           0                1.81         1.63        1.72
     16-Jan-97           0                1.88         1.63        1.75
     15-Jan-97         3,000              1.75         1.75        1.75
     14-Jan-97         2,200              1.63         1.63        1.63
     13-Jan-97         7,900              1.69         1.63        1.69
     10-Jan-97          500               1.63         1.63        1.63
     09-Jan-97           0                1.69         1.56        1.63
     08-Jan-97         4,100              1.69         1.69        1.69
     07-Jan-97           0                1.88         1.75        1.81
     06-Jan-97           0                1.94         1.75        1.84
     03-Jan-97         2,100              1.88         1.75        1.88
     02-Jan-97           0                1.94         1.69        1.81
    ---------------------------------------------------------------------
      AVERAGE          1,370              2.72         2.56        2.64
    =====================================================================

Trading and Equity Analysis
--------------------------------------------------------------------------------





         Market Value of Equity as a Percentage of Book Value of Equity
                          Quarterly Since February 1996






                                     CHART

Trading and Equity Analysis
--------------------------------------------------------------------------------




                          Total Capitalization to EBIT
                          Quarterly Since February 1996






                                     CHART

Trading and Equity Analysis
--------------------------------------------------------------------------------







                         Total Capitalization to EBITDA
                          Quarterly Since February 1996








                                      CHART

Trading and Equity Analysis
--------------------------------------------------------------------------------




  UNITED FOODS CLASS A AND CLASS B VS. S&P 500 AND RUSSELL 2000 INDEX



                                     CHART

Trading and Equity Analysis
--------------------------------------------------------------------------------

                             Selected Financial Data
                                   Since 1989

                   (in 000s, except per share data and ratios)


                                               1989       1990        1991 (3)        1992          1993            1994
                                            ----------------------------------------------------------------------------------

Combined Sales (Adjusted)                    $157,286    $168,935     $171,145      $154,368      $156,318        $175,796
     Sales (Frozen Foods)                     115,222     123,919      125,540       113,941       116,399         133,617
     Sales (Mushrooms)                         34,569      36,855       37,337        40,347        40,207          42,559

Combined EBITDA (1)                             9,340      19,818       16,599        10,918         9,018           9,291
     % of Sales                                  5.94%      11.73%        9.70%         7.07%         5.77%           5.29%
EBITDA (Frozen Foods)                          11,988      17,532       17,761        16,120         4,629          10,799
     % of Sales                                 10.40%      14.15%       14.15%        14.15%         3.98%           8.08%
EBITDA (Mushrooms)                              4,261       4,171        4,226         4,566         4,120           4,670
     % of Sales                                 12.33%      11.32%       11.32%        11.32%        10.25%          10.97%

Net Income                                     (1,153)      8,411        5,799            35        (2,116)             90
EPS                                             (0.09)       0.63         0.44           --          (0.16)           0.01
Shares Outstanding                             12,724      12,755       12,855        12,871        12,871          12,871

Book Value                                     44,776      53,225       56,417        59,645        57,529          57,619

Highest Stock Price During LTM                   3.75        3.25         2.38          2.00          1.94            2.50
Lowest Stock Price During LTM                    1.25        1.50         1.25          1.38          1.50            1.50

Equity Value (Highest Price)                   47,715      41,454       30,531        25,742        24,938          32,178
Equity Value (Lowest Price)                    15,905      19,133       16,069        17,698        19,307          19,307

Highest Price/Earnings - LTM                       NM x      5.16 x       5.40 x          NM x          NM x        250.00 x
Lowest Price/Earnings - LTM                        NM        2.38         2.84            NM            NM          150.00
Highest Price/Earnings - Forward                 5.95        7.39           NM            NM        193.75           13.16
Lowest Price/Earnings - Forward                  1.98        3.41           NM            NM        150.00            7.89
Equity Value (Highest Price)/Book Value - LTM    1.07        0.78         0.54          0.43          0.43            0.56
Equity Value (Lowest Price)/Book Value - LTM     0.36        0.36         0.28          0.30          0.34            0.34


                                                 1995            1996             1997             1998
                                           ---------------------------------------------------------------

Combined Sales (Adjusted)                      $190,256        $191,714         $195,820         $195,087
     Sales (Frozen Foods)                       139,988         145,288          152,494          152,076
     Sales (Mushrooms)                           50,669          48,174           44,242           44,684

Combined EBITDA (1)                              13,621          10,276           12,531           12,127
     % of Sales                                    7.16%           5.36%            6.40%            6.22%
EBITDA (Frozen Foods)                            10,849          12,272           16,740           18,185
     % of Sales                                    7.75%           8.45%           10.98%           11.96%
EBITDA (Mushrooms)                                8,945           9,553            2,224            5,927
     % of Sales                                   17.65%          19.83%            5.03%           13.26%

Net Income                                        2,402            (660)             922              460
EPS                                                0.19           (0.06)            0.08             0.06
Shares Outstanding                               11,798          10,810           10,810            6,810

Book Value                                       57,440          54,534           55,456           45,748

Highest Stock Price During LTM                     2.63            2.25             3.00             4.00
Lowest Stock Price During LTM                      1.50            1.38             1.38             2.31

Equity Value (Highest Price)                     30,970          24,323           32,430           27,240
Equity Value (Lowest Price)                      17,697          14,864           14,864           15,748

Highest Price/Earnings - LTM                      13.82 x            NM x          37.50  x         66.67 x
Lowest Price/Earnings - LTM                        7.89              NM            17.19            38.54
Highest Price/Earnings - Forward                     NM           28.13            50.00               NM
Lowest Price/Earnings - Forward                      NM           17.19            22.92               NM
Equity Value (Highest Price)/Book Value - LTM      0.54            0.45             0.58             0.60
Equity Value (Lowest Price)/Book Value - LTM       0.31            0.27             0.27             0.34



(1) Combined EBITDA includes Corporate Loss

(2) Includes reduction of income taxes from carryforward of prior year operating losses.

(3) 1991 Sales and EBITDA are estimated as a percent of sales because company financials do not break out mushrooms and frozen foods.

Liquidation Analysis
--------------------------------------------------------------------------------

             Liquidation Value
             Based on November 30, 1998 Balance Sheet


                                                           Actual         Management      Theoretical
                                                           ------         ----------      -----------
             ASSETS

             Cash                                         $    861       $     861        $     861
             Accounts Receivable                            21,121          20,065           20,065
             Inventories
                Finished Product                            38,210          19,105           24,837
                Raw Material                                 1,425             356              926
                Growing Crops                                1,973            --               --
                Packaging Materials                          1,246            --               --
                Sundry Supplies                                354            --               --
             Prepaid Expenses                                2,041            --               --
             Refundable Taxes                                 --              --               --
             Deferred Income Taxes                           1,249            --               --

             Net PP&E                                       53,186          43,132           43,132
             Other assets
                Notes & Accounts Receivable                     55              55               55
                Deferred Charges & Other Assets              1,197            --               --
                Property & Equipment Held For                  804             804              804
                   Disposal, Est. Realiz. Value

             Total Assets                                  123,722          84,378           90,680
                                                         =========       =========        =========
             LIABILITIES

             Current Liabilities

                Notes Payable to Banks and Others             --              --               --
                Accounts Payable                            18,159          18,159           18,159
                Accrued Liabilities                          9,106           9,106            9,106
                Accrued (Prepaid) Burden                     1,398           1,398            1,398
                Income Taxes Payable                           (45)            (45)             (45)
                Deferred Income Taxes - Current               --              --               --
                Current Maturities of L-T-D                  3,503           3,503            3,503

             Long-term Debt Less Current Maturities         31,722          31,722           31,722
             Long-term Revolving Loan                        8,990           8,990            8,990
             Deferred Income Taxes - Long-term               4,710            --               --
             Total Liabilities                              77,543          72,833           72,833
                                                         ---------       ---------        ---------
             Equity                                         46,179          11,545           17,847
                                                         ---------       ---------        ---------
             Total Liabilities and Equity                  123,722          84,378           90,680
                                                         =========       =========        =========

             Shares Outstanding                              6,810           6,810            6,810

                                                         ------------------------------------------
             Book Value Per Share                        $    6.78       $    1.70        $    2.62
                                                         ------------------------------------------